Exhibit 10.12

CONFIDENTIAL TREATMENT REQUESTED

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

ABBVIE S.À.R.L.

SUFFOLK MERGER SUB, INC.

SYNLOGIC IBDCO, INC.

SYNLOGIC, LLC

SYNLOGIC, INC.

AND

THE FOUNDERS

DATED AS OF JULY 16, 2015

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

i

CONFIDENTIAL TREATMENT REQUESTED

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBITS AND SCHEDULES:

Schedule I

Schedule 1.197 Synlogic Core Intellectual Property

Schedule 9.8: Resolution of Research Disputes

Schedule 12.5: ADR Procedures

Exhibit A: Securityholder Support Agreement

Exhibit B: Written Consent

Exhibit C: Secretary Certificate

Exhibit D: Certificate of Merger

Exhibit E: Certificate of Incorporation of Surviving Corporation

Exhibit F: Letter of Transmittal

Exhibit G: Exercise Notice

Exhibit H: Closing Notice

Exhibit I: Compliance Certificate

Exhibit J: FIRPTA Certificate

Exhibit K: FIRPTA IRS Notice

Exhibit L: Research Plan

Exhibit M: License Agreement

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”) dated as of July 16, 2015 (the “Execution Date”), by and among AbbVie S.à.r.l., a corporation organized under the laws of Luxembourg (“Buyer”), Suffolk Merger Sub, Inc. a Delaware corporation (“Merger Sub”), Synlogic IBDCo, Inc., a Delaware corporation (the “Company”), Synlogic, LLC, a Delaware corporation (the “Parent”), Synlogic, Inc., a wholly-owned subsidiary of the Parent (“Synlogic”), and (solely for purposes of Section 7.13 hereof) each of the Founders.

RECITALS

WHEREAS, the Board of Directors of the Company and Merger Sub have each (i) determined that the merger of Merger Sub with and into the Company (the “Merger”) on the terms and subject to the conditions set forth in this Agreement is advisable and in the best interest of their respective shareholders to consummate and (ii) approved the Merger on the terms and subject to the conditions set forth in this Agreement.

WHEREAS, in consideration for Buyer agreeing to pay the Exclusivity Fee to the Company and funding certain research and development expenses of the Company, the Company grants to Buyer the exclusive option (the “Option”) to consummate the Merger pursuant to the terms of this Agreement, and, upon Buyer’s exercise of the Option, Buyer agrees to pay to the Company the Closing Payment and, if any, future payments contingent upon the achievement of certain milestones and on net sales of certain products as described in this Agreement.

WHEREAS, the Merger and this Agreement will be submitted to a vote (or Written Consent) of the shareholders of the Company.

WHEREAS, the consummation of the Merger is subject to Buyer’s exercise, in its sole discretion, of the Option in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the Parties agree as follows:

ARTICLE 1

DEFINED TERMS

The capitalized terms set forth in this ARTICLE 1 shall have the meanings set forth herein.

Section 1.1. “Accounting Standards” means, with respect to a Party, that such Party shall maintain records and books of accounts in accordance with (a) United States Generally Accepted Accounting Principles or (b) to the extent applicable, International Financial Reporting Standards as issued by the International Accounting Standards Board.

Section 1.2. “Action” means any claim, audit, examination, action, cause of action or suit (whether in contract or tort or otherwise), litigation (whether at law or in equity, whether civil or criminal), assessment, arbitration, mediation, investigation, hearing, charge, complaint, demand, notice or proceeding.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.3. “ADR” is defined in Section 12.5(b).

Section 1.4. “Affiliate” means, with respect to a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person; provided, that for purposes of this definition, “control” means, with respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by Contract, by board of director membership or representation, or otherwise.

Section 1.5. “Agreement” is defined in the preamble of this Agreement.

Section 1.6. “Alliance Manager” is defined in Section 9.9(h).

Section 1.7. “Antitrust Approval” is defined in Section 8.3(b).

Section 1.8. “Auditor” is defined in Section 2.12(d).

Section 1.9. “Autoimmune Disease” means [***].

Section 1.10. “Backups” means [***].

Section 1.11. “Bayh-Dole Act” means the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as amended, as well as any regulations promulgated pursuant thereto, including 37 C.F.R. Part 401, and any successor statutes or regulations.

Section 1.12. “Biosimilar Product” means, with respect to a Product, any product that (a) is sold by a Third Party that is not a Licensee of Buyer or its Affiliates, or any of their Licensees or sublicensees, under a Regulatory Approval granted by a Regulatory Authority to a Third Party, (b) contains a Delivered Microbe, and (c) is approved in reliance, in whole or in part, on the prior approval (or on safety, purity, or potency data submitted in support of the prior approval) of such Product or on the comparability, biosimilarity, or interchangeability with such Product, as determined by the applicable Regulatory Authority, including any product authorized for sale (i) in the U.S. pursuant to Section 351(k) of the Public Health Service Act, (ii) in the E.U. pursuant to Article 10(4) of Directive 2001/83/EC, as amended by Directive 2003/63/EC and Directive 2004/27/EC and Article 6 of parliament and Council Regulation (EC) No 726/2004, and (iii) in any other country or jurisdiction pursuant to all equivalents of such provisions, including any amendments and successor statutes with respect to the subsections (i) through (iii) thereto. Notwithstanding the foregoing, a product licensed or produced by Buyer or its Affiliates or any of their Licensees or sublicensees will not constitute a Biosimilar Product.

Section 1.13. [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.14. “Business Day” means a day other than Saturday, Sunday or any other day on which commercial banks located in the State of New York, U.S. are authorized or obligated by applicable Laws to close.

Section 1.15. “Buyer” is defined in the preamble of this Agreement.

Section 1.16. “Buyer Indemnified Party” is defined in Section 10.2.

Section 1.17. “Buyer’s Closing Date Working Capital Calculation” is defined in Section 2.12(b).

Section 1.18. “Calendar Year” means a year beginning January 1 and ending December 31.

Section 1.19. “Capital Stock” means any capital stock or share capital of, other voting securities of, other equity interest in, or right to receive profits, losses or distributions of, any Person.

Section 1.20. “Cash on Hand” means the Company’s cash, cash equivalents (including, without limitation, all bank account balances, marketable securities and short-term investments) and certificates of deposit, calculated in accordance with Accounting Standards.

Section 1.21. “CERCLA” means the Federal Comprehensive, Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. §§ 9601 et seq.), as amended, and the rules and regulations promulgated thereunder, and any foreign and state Law counterparts.

Section 1.22. “Certificate” is defined in Section 2.8(d).

Section 1.23. “Certificate of Merger” is defined in Section 2.4(c).

Section 1.24. “Change of Control” means with respect to Synlogic or the Parent, (a) the bona fide acquisition by any Person or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) of beneficial ownership of any capital stock of Synlogic or the Parent, as applicable, if after such acquisition such Person or group would be the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of Synlogic or the Parent, as applicable, representing more than fifty percent (50%) of the combined voting power of Synlogic’s or the Parent’s, as applicable, then outstanding securities entitled to vote generally in the election of directors; (b) the consummation after approval by Synlogic’s or the Parent’s, as applicable, stockholders of a bona fide merger or consolidation of Synlogic or the Parent, as applicable, with any other Person, other than a merger or consolidation which would result in Synlogic’s or the Parent’s, as applicable, voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of Synlogic’s or the Parent’s, as applicable, voting securities or such surviving entity’s voting securities outstanding immediately after such merger or consolidation; or (c) the bona fide sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by Synlogic or the Parent, as applicable,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

to a Third Party or any of its subsidiaries of all or substantially all the assets of Synlogic or the Parent, as applicable, and its subsidiaries taken as a whole; provided that, notwithstanding the foregoing, in no event shall any such bona fide acquisition, merger, consolidation, sale, lease, transfer or other disposition, or any other reorganization, business combination or other transaction undertaken by Synlogic or the Parent, as applicable, in order to facilitate the initial public offering of its capital stock or similar equity capital financing transaction be deemed to constitute a “Change of Control”.

Section 1.25. “Change of Control Payments” means any amounts (excluding amounts of Merger Consideration) which become payable by the Company to any of its current or former employees or consultants on or prior to the Closing Date as a result of the execution and delivery of this Agreement or the consummation of the Merger, whether pursuant to any severance policy of the Company or any individual employment, severance or change-of-control Contract or otherwise.

Section 1.26. “Charter” means the Company’s Certificate of Incorporation, as amended, in effect immediately prior to the Effective Time.

Section 1.27. “Clinical Trial” means any human clinical study or trial of a pharmaceutical product.

Section 1.28. “Closing” is defined in Section 2.3.

Section 1.29. “Closing Date” means the date on which the Closing occurs.

Section 1.30. “Closing Notice” is defined in Section 3.1(c).

Section 1.31. “Closing Payment” means (i) the Option Exercise Upfront Payment minus (ii) any Deal Fees, minus (iii) any Change of Control Payments, minus (iv) any Indebtedness as set forth on the schedule delivered pursuant to Section 2.4(a)(iii) (other than, to the extent already deducted pursuant to clause (ii) or (iii) any Deal Fees or Change of Control Payments set forth on the schedule delivered pursuant to Section 2.4(a)(iii)), and plus or minus, as applicable, (v) the Closing Working Capital Adjustment, if any.

Section 1.32. “Closing Per Share Merger Consideration” means (i) the Closing Payment divided by (ii) the Outstanding Shares.

Section 1.33. “Closing Working Capital Adjustment” is defined in Section 2.12(a).

Section 1.34. “Code” means the Internal Revenue Code of 1986, as amended, including the rules and regulations thereunder and any substitute or successor provisions.

Section 1.35. “Collaboration Data” means all data that is generated or developed by any Party, its Affiliates or any Third Party acting on any of their behalf in the performance of Research Activities.

Section 1.36. “Collaboration Period” is defined in Section 7.1(a).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.37. “Combination Product” means a product sold as a single unit containing one or more Delivered Microbes or Products and one or more Other Active Ingredients.

Section 1.38. “Commercially Reasonable Efforts” means with respect to the efforts [***] with respect to any [***] with respect to the [***], reasonable efforts [***]; it being understood and agreed that with respect to the [***], such efforts [***] with respect to [***], which [***] taking into account: (i) reasonably expected [***], and expected [***], including the [***] relating to the [***]; (ii) the reasonably expected [***]; (iii) [***] which affect the [***]; (iv) the reasonably expected [***], taking into account the [***]; (v) the [***] of expected [***]; (vi) the [***] involved; (vii) changes in [***] with the [***], and (viii) the expected [***], and other [***], taking into consideration, among other factors, the expected [***] (a) [***], (b) [***], (c) [***], (d) [***] relating to the [***], (e) expected [***], (f) [***], and (g) other relevant factors, including [***] factors.

Section 1.39. “Company” is defined in the preamble of this Agreement.

Section 1.40. “Company Capital Stock” means the Capital Stock of the Company.

Section 1.41. “Company Common Stock” is defined in Section 5.4(a).

Section 1.42. “Company Convertible Securities” means options or warrants to purchase or acquire shares of Company Capital Stock, convertible securities convertible into shares of Company Capital Stock or other contingent rights of any kind to acquire Company Capital Stock.

Section 1.43. “Company Intellectual Property” means all Intellectual Property owned by the Company, jointly or exclusively, and all Intellectual Property licensed to the Company.

Section 1.44. “Company knowledge”, “to the knowledge of the Company” or variations thereof means, with respect to a fact or matter, that [***] (i) [***] or (ii) [***].

Section 1.45. “Company Patent Rights” is defined in Section 9.7(b).

Section 1.46. “Company Personnel” means any (a) former or current director, officer, employee, independent contractor or consultant of the Company or its Subsidiaries and (b) solely to the extent such persons have performed or are performing services for the Company, any former or current director, officer, employee, independent contractor or consultant of Parent or Synlogic.

Section 1.47. “Company Shareholder” means a holder of Company Capital Stock.

Section 1.48. “Confidential Information” means (a) all trade secrets or confidential or proprietary information or tangible materials of the disclosing Party or its Affiliates provided or disclosed to the other Party or any of its Affiliates pursuant to this

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Agreement or, (b) information that was disclosed by a Party or any of its Affiliates to the other that is expressly stated or marked as confidential, and (c) the terms and conditions of this Agreement; provided, however, that Confidential Information shall not include information that:

(i) has been published by a Third Party or otherwise is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the receiving Party or its Affiliates;

(ii) has been in the receiving Party’s or its Affiliates possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such information (as evidenced by the receiving Party’s or such Affiliate’s written records or other competent evidence);

(iii) is subsequently received by the receiving Party or its Affiliate from a Third Party without restriction and without breach of any agreement between such Third Party and the disclosing Party;

(iv) that is generally made available to Third Parties by the disclosing Party without restriction on disclosure; or

(v) has been independently developed by or for the receiving Party or its Affiliates without reference to, or use or disclosure of, the disclosing Party’s Confidential Information (as evidenced by the receiving Party’s or such Affiliate’s written records or other competent evidence);

provided, however, that clauses (ii) through (v) above cannot be applied to the terms and conditions of this Agreement.

Section 1.49. “Constitutive Documents” means the Articles or Certificate of Incorporation and By-laws of a Person if such Person is a corporation, and analogous constitutive documents if such Person is another form of entity.

Section 1.50. “Contest” is defined in Section 7.4(i).

Section 1.51. “Contingent Payment” is defined in Section 2.10(a).

Section 1.52. “Contingent Payment Deal Fees” is defined in Section 2.4(a)(iii).

Section 1.53. “Contingent Payment Event” is defined in Section 2.10(b).

Section 1.54. “Contract” means any loan or credit agreement, bond, debenture, note, mortgage, indenture, guarantee, security agreement, lease or other contract, commitment, agreement, instrument, obligation, undertaking, concession, franchise, license, evidence of Indebtedness or legally binding arrangement or understanding, whether written or oral.

Section 1.55. “Convicted Individual” or “Convicted Entity” means an individual or entity, as applicable, who has been convicted of a criminal offense that falls within the ambit of 21 U.S.C. §335a (a) or 42 U.S.C. §1320a - 7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.56. “Copyright” means (i) any registered copyright licensed from any Third Party (other than commercial off-the-shelf Software) or (ii) a tangible expression of an idea or information, the rights to which have been assigned, registered or applied for.

Section 1.57. “Current Assets” means the sum of the current assets of the Company as of the Effective Time, calculated in accordance with Accounting Standards, including Cash on Hand.

Section 1.58. “Current Liabilities” means the sum of the current liabilities of the Company as of the Effective Time, calculated in accordance with Accounting Standards.

Section 1.59. “D&O Indemnified Parties” is defined in Section 7.7(a).

Section 1.60. “Deal Fees” means all fees and expenses (including fees and expenses of investment bankers, finders, consultants, attorneys, accountants or others) of the Company incurred or owed or reimbursed or reimbursable by the Company in connection with the negotiation, entering into, and consummation of this Agreement, the Merger and the transactions contemplated hereunder and thereunder (other than fees and expenses of consultants, attorneys and accountants incurred in the Ordinary Course of Business), in each case to the extent unpaid at the Closing.

Section 1.61. “Deal Payloads” means [***].

Section 1.62. “Debarred Entity” means a corporation, partnership or association that has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from submitting or assisting in the submission of any drug application, or a Subsidiary or Affiliate of a Debarred Entity.

Section 1.63. “Debarred Individual” means an individual who has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from providing services in any capacity to a Person that has an approved or pending drug or biological product application.

Section 1.64. “Delivered Microbes” means [***].

Section 1.65. “DGCL” means the General Corporation Law of the State of Delaware.

Section 1.66. “Disclosure Schedule” means a schedule of exceptions to the representations and warranties of the Company set forth in ARTICLE 5. The items, information and other matters to be disclosed by the Company in the Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in ARTICLE 5 of this Agreement; the disclosure in one section of the Disclosure Schedule shall not be deemed to have been disclosed in any other section of the Disclosure Schedule unless it is reasonably apparent on the face of such disclosure that such disclosure has specific applicability to such other section of the Disclosure Schedule; and no disclosure in the Disclosure Schedule

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

shall amend any of the representations and warranties contained in ARTICLE 5. For the avoidance of doubt, the disclosures made in the Signing Disclosure Schedule shall not be deemed to have been disclosed in the Disclosure Schedule.

Section 1.67. “Dispute” is defined in Section 12.5.

Section 1.68. “DOJ” means the United States Department of Justice.

Section 1.69. “Dollars” means United States Dollars.

Section 1.70. “Earned Royalties” is defined in Section 2.10(c).

Section 1.71. “Earned Royalty Payments” is defined in Section 2.10(a).

Section 1.72. “Effective Time” means the later of the acceptance of the filing of the Certificate of Merger by the Secretary of State of the State of Delaware or such time thereafter as specified in the Certificate of Merger.

Section 1.73. “Environmental Law” means any Law relating to: (i) the manufacture, processing, use, labeling, distribution, treatment, storage, discharge, disposal, recycling, generation or transportation of Hazardous Materials; (ii) air (including indoor air), soil, surface, subsurface, groundwater or noise pollution; (iii) Releases or threatened Releases; (iv) protection of wildlife, endangered species, wetlands or natural resources; (v) underground storage tanks (USTs); (vi) above-ground storage tanks (ASTs); (vii) health and safety of employees and other persons; (viii) the presence or content of Hazardous Materials in a product, item or article, whether a component or finished product; (ix) product life-cycle requirements; (x) land use and zoning requirements; and (xi) notification requirements relating to the foregoing. Without limiting the above, Environmental Law also includes the following within the United States and all foreign equivalents thereof: (a) CERCLA; (b) the Solid Waste Disposal Act, as amended by RCRA; (c) the Emergency Planning and Community Right to Know Act of 1986 (42 U.S.C. §§ I 101 et seq.), as amended; (d) the Clean Air Act (42 U.S.C. §§ 7401 et seq.), as amended; (e) the Clean Water Act (33 U.S.C. §§ 1251 et seq.), as amended; (f) the Toxic Substances Control Act (15 U.S.C. §§ 2601 et seq.), as amended; (g) the Hazardous Materials Transportation Act (49 U.S.C. §§ 1801 et seq.), as amended; (h) the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. §§ 136 et seq.), as amended; (i) the Federal Safe Drinking Water Act (42 U.S.C. §§ 300 et seq.), as amended; (j) the Federal Radon and Indoor Air Quality Research Act (42 U.S.C. §§ 7401 note, et seq.), as amended; (k) the Occupational Safety and Health Act (29 U.S.C §§ 651 et seq.), as amended; and (l) any Laws similar or analogous to (including counterparts of) any of the statutes listed above in effect as of the Closing Date.

Section 1.74. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

Section 1.75. “ERISA Affiliate” means any Person that would now be, or at any relevant time would have been, required to be treated as a single employer with the Company or any predecessor of the Company under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.76. “Estimated Closing Date Working Capital” is defined in Section 2.12(a).

Section 1.77. “EU” means the European Union.

Section 1.78. “Excluded Individual” or “Excluded Entity” means (i) an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal health care programs such as Medicare or Medicaid by the Office of the Inspector General (OIG/HHS) of the U.S. Department of Health and Human Services, or (ii) is an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal procurement and non-procurement programs, including those produced by the U.S. General Services Administration (GSA).

Section 1.79. “Exclusivity Fee” means Two Million Dollars ($2,000,000).

Section 1.80. “Execution Date” is defined in the preamble.

Section 1.81. “Exercise Notice” is defined in Section 3.1(a).

Section 1.82. “Exercise Withdrawal Period” is defined in Section 3.1(c).

Section 1.83. “Exploratory IND or Exploratory CTA Study” means a single exploratory first in human Clinical Trial that (i) is completed primarily to obtain pharmacokinetic or pharmacodynamic information as is described in “Guidance for Industry, Investigators and Reviewers - Exploratory IND Studies,” dated January 2006, published by the FDA’s Center for Drug Evaluation and Research; (ii) is not associated with a clinical Research Plan; (iii) the sponsor of which specifically states in the IND that the IND is intended to be withdrawn after completion of the outlined study and the sponsor withdraws the IND following such study; and (iv) involves a limited number of subjects with a limited range of doses for a limited period of time, where such doses are intended to be sub-pharmacologic and for which there is no reasonable expectation that the dose could produce a toxic effect. In the event that FDA withdraws the guidance without replacing it with provisions that are in all material respects identical to the guidance, no Clinical Trial thereafter shall qualify as an “Exploratory IND or Exploratory CTA Study” hereunder.

Section 1.84. “FCPA” is defined in Section 5.25(a).

Section 1.85. “FDA” means the U.S. Food and Drug Administration, or any successor agency or authority thereto.

Section 1.86. “FDA’s Disqualified/Restricted List” means the list of clinical investigators restricted from receiving investigational drugs, biologics, or devices if the FDA has determined that the investigators have repeatedly or deliberately failed to comply with regulatory requirements for studies or have submitted false Information to the study sponsor or the FDA.

Section 1.87. “FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.88. “Field” means the treatment, prevention or diagnosis of all diseases in humans or animals other than Orphan Indications.

Section 1.89. “Financial Statements” is defined in Section 5.7.

Section 1.90. “First Commercial Sale” means with respect to a Product in a country, the first sale for monetary value for use or consumption by the end user of such Product in such country after the receipt of the Regulatory Approval for such Product has been obtained in such country. Sales prior to receipt of Regulatory Approval for such Product, such as, pursuant to any early access programs, so-called “treatment IND sales,” “named patient sales,” and “compassionate use sales,” shall not be construed as a First Commercial Sale.

Section 1.91. “Founders” means the following individuals: JC Gutiérrez-Ramos, Ph.D., Paul Miller, Ph.D., Alison Silva, Ph.D., Dean Falb, Ph.D, and Mark Boshar.

Section 1.92. “FTC” means the United States Federal Trade Commission.

Section 1.93. “Fundamental Representations” means the representations and warranties contained in the following sections of this Agreement: Section 5.1 (Organization and Standing; Subsidiaries), Section 5.2 (Power and Authority; Binding Agreement; Noncontravention), Section 5.3 (Authorization), Section 5.4 (Capitalization), Section 5.13 (Intellectual Property), Section 5.15 (Taxes), Section 5.17 (Benefit Plans), and Section 5.24 (Brokers).

Section 1.94. “Good Clinical Practices” or “GCP” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in the guidelines titled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” including related regulatory requirements imposed by the FDA, and comparable regulatory standards, practices and procedures promulgated by the EMA or other Regulatory Entity applicable to the Territory, as they may be updated from time to time, including applicable quality guidelines promulgated under the International Conference on Harmonization (“ICH”).

Section 1.95. “Good Laboratory Practices” or “GLP” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in 21 C.F.R. Part 58, including related regulatory requirements imposed by the FDA, and comparable regulatory standards, practices and procedures promulgated by the EMA or other Regulatory Entity applicable to the Territory, as they may be updated from time to time, including applicable quality guidelines promulgated under the ICH.

Section 1.96. “Good Manufacturing Practices” or “GMP” means the then-current good manufacturing practices required by the FDA, as set forth in the FFDCA, for the manufacture and testing of pharmaceutical materials, and comparable Laws related to the manufacture and testing of pharmaceutical materials in jurisdictions outside the U.S., including the guidelines promulgated by the ICH designated ICH Q7A, titled “Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients” and the regulations promulgated thereunder, in each case as they may be updated from time to time.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.97. “Governmental Entity” means any instrumentality, subdivision, court, administrative agency, commission, official or other authority of any country, state, province, prefect, municipality, locality or other government or political subdivision thereof, or any quasi-governmental, private body or arbitral body exercising any executive, legislative, judicial, quasi-judicial, regulatory, taxing, importing, administrative or other governmental or quasi-governmental authority.

Section 1.98. “Hazardous Material” means any chemical, pollutant, contaminant, pesticide, fungicide, rodenticide, poison, petroleum or petroleum product, radioactive substance, biological material, genetically modified organism, wastes (including solid, hazardous, extremely hazardous, special, dangerous, or toxic), any substance, chemical or material regulated, listed, limited or defined as such under any Environmental Law, including: (i) any by-products, derivatives, or combinations of such material; (ii) lead, asbestos, asbestos-containing material, presumed asbestos-containing material, poly-chlorinated biphenyls, solvents and waste oil, and mold or other indoor air contaminants; (iii) any “hazardous substance,” “pollutant”, “toxic pollutant” or “contaminant” as defined under Environmental Laws; (iv) any “hazardous waste” as defined under RCRA, or any Environmental Law applicable to the management of waste; and (v) any other substance which may be the subject of regulatory Action by any Governmental Entity in connection with any Environmental Law.

Section 1.99. “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Section 1.100. [***].

Section 1.101. “IND” means an Investigational New Drug application as defined in the FFDCA, or a Clinical Trial authorization application for a product filed with a Regulatory Entity in any other regulatory jurisdiction outside the U.S., the filing of which is necessary to commence or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction and all supplements, amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing.

Section 1.102. “IND Data” means a written package delivered by the Company to Buyer containing (i) any and all data, laboratory notebooks, documents and any other materials related to the Research Activities, the Delivered Microbes, the Intellectual Property or the Products, and (ii) a draft Disclosure Schedule, which shall contain all exceptions to the representations and warranties set forth in ARTICLE 5 as of a date no earlier than thirty (30) days prior to the delivery of the IND Data to Buyer necessary to make such representations and warranties true and complete on the date of delivery of such draft Disclosure Schedule.

Section 1.103. “IND Package” means a written package delivered by the Company to Buyer containing (i) all data required to be delivered by Company under the Research Plan regarding the Lead Candidate, and (ii) a draft Disclosure Schedule, which shall contain all exceptions to the representations and warranties set forth in ARTICLE 5 as of a date no earlier than thirty (30) days prior to the delivery of the IND Package to Buyer necessary to make such representations and warranties true and complete on the date of delivery of such draft Disclosure Schedule.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.104. “Indebtedness” of any Person means, without duplication, (i) all indebtedness of such Person for borrowed money or indebtedness issued or incurred in substitution or exchange for indebtedness for borrowed money, with respect to deposits or advances of any kind or for the deferred purchase price of property or services (other than current trade Liabilities incurred in the Ordinary Course of Business and payable in accordance with customary practices and not more than ninety (90) days past due), (ii) all obligations of such Person evidenced by bonds, debentures, notes, mortgages or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to any assets and properties purchased by such Person, (iv) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien or other claim on any assets and properties owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (v) all guarantees by such Person or contingent Liabilities of such Person with respect to the Indebtedness of others, (vi) all capital lease obligations of such Person, (vii) all obligations of such Person as an account party in respect of letters of credit and banker’s acceptances, (viii) all obligations of such Person consisting of overdrafts (e.g., cash float reflected as a negative on the cash line), (ix) all obligations of such Person pursuant to any deferred compensation agreements, (x) obligations under any interest rate, currency or other hedging agreement, (xi) all amounts which become payable by the Company to any of its current or former employees or consultants or any other Third Party as a result of the execution and delivery of this Agreement or the consummation of the Merger, whether pursuant to any severance policy of the Company or any individual employment, severance or change-of-control Contract or otherwise and (xii) all amounts, if any, the payment of which by the Company to any Third Party under any Contract to which the Company is a party (including any University License) is triggered by the execution and delivery of this Agreement or the consummation of the Merger (excluding Contractual payments that may become due and payable under such Contract which are assumed by Surviving Corporation or to which the Company is a sublicensee).

Section 1.105. “Indemnification Cap” means [***] Dollars ($[***]).

Section 1.106. “Indemnified Party” means the Buyer Indemnified Parties or Securityholder Indemnified Parties, as applicable.

Section 1.107. “Indemnifying Party” means any Person against whom a claim for indemnification is being asserted under any provision of ARTICLE 10.

Section 1.108. “Indemnifying Securityholder” is defined in Section 10.4(d).

Section 1.109. “Inflammatory Bowel Disease” means [***].

Section 1.110. “Initial Payment” is defined in Section 2.1(b).

Section 1.111. “Initial Payment Date” is defined in Section 2.1(b).

Section 1.112. “Intellectual Property” means any (i) Patent Rights, (ii) Marks and applications therefor, (iii) Copyrights, (iv) Know-How or (v) other intellectual property or proprietary rights, including tangible biologic materials.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.113. “Invention” means an invention that is conceived or reduced to practice by one or more individuals in the performance of Research Activities.

Section 1.114. “IRS” means the Internal Revenue Service of the United States of America.

Section 1.115. “Joint Research Committee” or “JRC” is defined in Section 9.9(a).

Section 1.116. “Judgment” means any writ, judgment, injunction, order, decree, stipulation, determination or award entered by or with any Governmental Entity.

Section 1.117. “Know-How” means any and all data (other than Collaboration Data), know-how, inventions, methods, proprietary information, processes, trade secrets, techniques and technology, whether patentable or not but which are not generally known, including discoveries, formulae, materials (including chemicals), biological materials (including serum samples), practices, test data (including pharmacological, toxicological, pre-clinical and clinical information and test data), analytical and quality control data (including drug stability data), manufacturing technology and data (including formulation data), and sales forecasts, data and descriptions.

Section 1.118. “Law” means any federal, state, territorial, foreign or local law, common law, statute, ordinance, judicial decision, rule, regulation or code of any Governmental Entity.

Section 1.119. “Lead Candidate” means [***].

Section 1.120. [***].

Section 1.121. “Leased Property” is defined in Section 5.11(b).

Section 1.122. “Legal Requirement” means any Law, or any Judgment, or any license, franchise, Permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law.

Section 1.123. “Letter of Transmittal” is defined in Section 2.9(a).

Section 1.124. “Liabilities” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law, Action or Judgment and those arising under any Contract, agreement, arrangement, commitment or undertaking.

Section 1.125. “License Agreement” means that certain royalty-free, fully-paid, irrevocable license under the Synlogic Intellectual Property entered into on the date hereof by and between Synlogic and the Company, enabling development and commercialization of the Lead Candidates in the Field in the Territory on the terms and conditions set forth therein, as amended or modified from time to time in accordance with the provisions of this Agreement. A copy of the License Agreement is attached hereto as Exhibit M.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.126. “Licensed Intellectual Property” is defined in Section 5.13(a).

Section 1.127. “Licensee” means any Person other than Buyer or its Affiliates to which rights to develop or commercialize Delivered Microbes or Products have been transferred, sold, conveyed, disposed, granted or licensed anywhere in the Territory.

Section 1.128. “Lien” means any lien, security interest, mortgage, pledge, lease, adverse claim, levy, charge or other encumbrance or restriction of any kind, whether arising by Contract or by operation of Law, or any conditional sale Contract, title retention Contract or other Contract to grant any of the foregoing.

Section 1.129. “Listed Contract” is defined in Section 5.12(a).

Section 1.130. “Losses” means any claims, Actions, causes of action, judgments, awards, suits, fines, Liabilities, losses, costs (including the costs of defense and enforcement of this Agreement and all ancillary agreements), damages, expenses or amounts paid in settlement (in each case, including reasonable attorneys’ and experts’ fees and expenses). Other than with respect to breaches of Section 7.11 (Confidentiality), Losses shall not include incidental or consequential damages or any special, exemplary or punitive damages except to the extent actually paid in connection with a Third Party Claim.

Section 1.131. “Mark” means any trademark, trade name, trade dress, service mark or domain name.

Section 1.132. “Material Adverse Change” means any change, effect, event, occurrence, state of facts or development which, individually or in the aggregate, would reasonably be expected to result in, or has resulted in, any change or effect, that (i) is materially adverse to the business, condition (financial or otherwise), assets, Liabilities or results of operations of the Company and its Subsidiaries, taken as a whole, or (ii) would reasonably be expected to prevent or materially impede, materially interfere with, materially hinder or materially delay the consummation of the Merger; provided, that none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Change: (a) any change, effect, event, occurrence, state of facts or development relating to the economy in general in the U.S. or in any other jurisdiction in which the Company or any of its Subsidiaries has operations or conducts business, so long as the effects do not disproportionately impact the Company and its Subsidiaries, taken together; (b) any change, effect, event, occurrence, state of facts or development reasonably attributable to conditions affecting the industry in which the Company participates (other than as may arise or result from regulatory Action by a Governmental Entity), so long as the effects do not disproportionately impact the Company and its Subsidiaries, taken together; (c) any change in Accounting Standards or any change in applicable Laws or in the interpretation of any applicable Laws by any Governmental Entity, so long as the effects do not disproportionately impact the Company and its Subsidiaries, taken together; or (d) any adverse effect resulting, directly or indirectly, from any material breach by Buyer of any provision of this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.133. “Material Amendment” means any proposed amendment, change or update to the then-current Research Plan that (a) would result in an increase of more than [***] when added with any prior increases to the original budget under the Research Plan or (b) is an amendment that is reasonably likely to result in a greater than [***] delay in the expected completion of the activities under the Research Plan.

Section 1.134. “Material Claims” is defined in Section 10.4(g).

Section 1.135. “Merger” is defined in the Recitals.

Section 1.136. “Merger Consideration” means the amounts payable in accordance with Section 2.8(c) and (d).

Section 1.137. “Merger Sub” is defined in the Preamble of this Agreement.

Section 1.138. “Merger Sub Common Stock” means the common stock, par value $0.0001 per share, of Merger Sub.

Section 1.139. [***].

Section 1.140. “Most Recent Balance Sheet” means the consolidated balance sheet of the Company as of the Most Recent Balance Sheet Date.

Section 1.141. “Most Recent Balance Sheet Date” is defined in Section 5.7.

Section 1.142. “Negative Working Capital Adjustment” is defined in Section 2.12(a).

Section 1.143. “Net Operating Losses” means the extent to which the Company’s allowable Tax deductions have exceeded its Taxable income.

Section 1.144. “Net Sales” means, with respect to a Product for any period, the [***] on sales of such Product during such period by the Buyer, its Affiliates, or Licensees to third parties (including wholesalers or distributors), in bona fide arm’s length transactions, less the following deductions, in each case [***] to the Product and [***]: (a) [***]; (b) [***]; (c) taxes on sales (such as sales, value added, or use taxes, but excluding taxes assessed or assessable against the income derived by Buyer, its Affiliates or Licensees from such sales) to the extent added to the sale price and set forth separately as such in the total amount invoiced; (d) amounts repaid or credited by reason of rejections, defects, [***] percent ([***]%) return goods allowance or recalls, or because of retroactive price reductions, including rebates or wholesaler charge backs; (e) the portion of [***] during the relevant time period to [***] relating to such Product; (f) any invoiced amounts [***] Buyer, its Affiliates or Licensees, including [***]; (g) [***] Buyer, its Affiliates or Licensees [***] Buyer, its Affiliates or Licensees (it being understood that neither Buyer nor any of its Affiliates or Licensees shall be permitted to deduct [***] to the extent any other Person has deducted [***] with respect to the sales of the same Product); (h) [***] set forth separately as such [***] as well as any [***] of such Product; and (i) any other [***] deductions that are [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Net Sales shall not include [***] of Product [***]. Net Sales shall include [***] received by the Buyer, its Affiliates or Licensees in respect of the Product[***]. Net Sales shall not include [***] Buyer, its Affiliates or Licensees [***].

Subject to the above, Net Sales shall be calculated [***], which shall be [***]. For purposes of calculating Net Sales, whenever [***] shall be required, all amounts will [***] and [***] by applying the [***] and which [***].

In the event that a Product is sold [***] in the form of a Combination Product, Net Sales for such Product sold as part of a Combination Product shall be determined by [***] during the applicable period [***] the Combination Product [***], in each case during the applicable period or, if [***] in such period, then [***]. If such [***] cannot be determined for such Product or [***], the Parties shall [***] to determine [***] shall be treated as “Net Sales” under this Agreement, which determination shall be based on the [***] Combination Product, [***] Combination Product. If the Parties are unable to [***] such determination of Net Sales, then the Parties shall resolve the issue pursuant to Section 12.5.

Section 1.145. “Option” is defined in the Recitals.

Section 1.146. “Option Exercise Deadline” means (i) if Buyer receives the IND Package prior to [***] after the Initial Payment Date, the date that is ninety (90) days after Buyer’s receipt of the IND Package (unless the Option Exercise Deadline is extended pursuant to Section 9.8) or (ii) if Buyer does not receive the IND Package prior to [***] after the Initial Payment Date, the date that is [***] after the completion of the Research Activities set forth in Phase D of the Research Plan and Buyer’s receipt of the IND Data; provided, however, that in each case (i) and (ii), that if Buyer has not exercised the Option prior to the Option Exercise Deadline because the exercise of the Option is stayed by operation of Law, or if Buyer has exercised the Option prior to the Option Exercise Deadline and the Option Exercise Deadline has otherwise passed because consummation of the Merger is stayed by operation of Law or the Company is at such time in breach of any of the terms or conditions of this Agreement that could reasonably be expected to have a material impact on the ability of Buyer to evaluate the Option or consummate the Merger, then the Option Exercise Deadline shall be extended to the date that is [***] after such stay is lifted or such breach is cured to the reasonable satisfaction of Buyer in its sole discretion.

Section 1.147. “Option Exercise Upfront Payment” means [***] Dollars ($[***]).

Section 1.148. “Option Period” means the period commencing on the earlier of (i) Buyer’s receipt of the IND Package or (ii) the completion of the Research Activities set forth in Phase D of the Research Plan and Buyer’s receipt of the IND Data, and ending at 5:00 p.m. Eastern time on the Option Exercise Deadline.

Section 1.149. “Ordinary Course of Business” means the ordinary course of business for a business of the type and scope of the Company (it being acknowledged that, as of the date hereof, the Company intends to outsource substantially all of its activities and, in such case, the ordinary course of business shall be determined with respect to a company adopting such a business model) or, with respect to matters covered under the Research Plan, materially in accordance with the Research Plan.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.150. “Orphan Indication” means any disease or condition that affects less than 200,000 people in the United States (or, if the Orphan Drug Act or the FDA’s implementing regulations at 21 CFR Part 316 are amended to modify such number of people, such amended number of people; provided, that such Orphan Indication shall not at any time include a disease or condition for which Company or one of its Affiliates, licensees or sublicensees has initiated a bona fide research program for a Delivered Microbe or Product if, at the time of initiation of such research program, such disease or condition was not an Orphan Indication hereunder).

Section 1.151. “Other Active Ingredient” means any component that provides pharmacological activity or other direct therapeutic effect or that therapeutically affects the structure or any function of the body whereby such component is not a Delivered Microbe or Product or is not derived by the Company, Surviving Corporation, Buyer, their respective Affiliates and/or Licensees from the Company’s Know-How or Confidential Information.

Section 1.152. “Outstanding Shares” shall mean the total number of shares of Company Capital Stock issued and outstanding immediately prior to the Effective Time.

Section 1.153. “Owned Intellectual Property” is defined in Section 5.13(a).

Section 1.154. “Parent” is defined in the preamble of this Agreement.

Section 1.155. “Party” means Buyer and Merger Sub, on the one hand, and the Company, Synlogic and the Parent on the other hand.

Section 1.156. “Patent Rights” means any and all (i) issued patents; (ii) pending patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisionals and renewals, and all letters of patent granted with respect to any of the foregoing; (iii) patents of addition, restorations, extensions, supplementary protection certificates, registration or confirmation patents, reissues and re-examinations; (iv) inventor’s certificates; and (v) other forms of government issued rights substantially similar to any of the foregoing, in each case in any country in the Territory.

Section 1.157. “Paying Agent” means either (i) Buyer or its Affiliate or (ii) a paying agent selected by Buyer prior to the Closing and reasonably acceptable to the Parent.

Section 1.158. “Permit” means any federal, state or local, domestic or foreign, governmental consent, approval, order, authorization, certificate, filing, notice, permit, concession, registration, franchise, license or right.

Section 1.159. “Permitted Indebtedness” means the capital leases identified in Section 5.12(a) of the Disclosure Schedule and any future Indebtedness incurred by the Company in accordance with Section 7.1(c)(i).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.160. “Permitted Liens” means the following: (i) statutory Liens for Taxes not yet due or payable for which adequate reserves are being maintained in accordance with Accounting Standards; (ii) Liens for assessments and other governmental charges or Liens of landlords, carriers, warehousemen, mechanics and repairmen incurred in the Ordinary Course of Business, in each case for sums not yet due and payable or due but not delinquent; (iii) Liens incurred in the Ordinary Course of Business in connection with workers’ compensation, unemployment insurance and other types of social security; (iv) encumbrances in the nature of zoning restrictions, easements, rights or restrictions of record on the use of real property if the same do not materially detract from the value of the property encumbered thereby or materially impair the use of such property in the Company’s business; and (v) any Liens securing Permitted Indebtedness.

Section 1.161. “Person” means an individual, corporation, company, partnership, limited liability company, joint venture, association, trust, business trust, Governmental Entity, unincorporated organization, a division or operating group of any of the foregoing or any other entity or organization.

Section 1.162. “Phase 2 Clinical Trial” means a Clinical Trial of an engineered microbe or product that generally meets the requirements of 21 CFR § 312.21(b), as amended (or its successor regulation or comparable laws in countries outside of the United States) that is intended to support a preliminary determination as to whether such engineered microbe or product is safe for its intended use, and to provide preliminary information about such engineered microbe’s or product’s efficacy, in order to permit the design of further Clinical Trial(s).

Section 1.163. “Phase 3 Clinical Trial” means a Clinical Trial of an engineered microbe or product in any country that generally meets the requirements of 21 CFR § 312.21(c), as amended (or its successor regulation or comparable laws in countries outside the United States) that, together with any other such clinical trials that are planned or have been conducted, is intended to (i) serve as a primary basis for establishing that the engineered microbe or product is safe and efficacious for its intended use, (ii) provide an adequate basis to establish physician labeling, including contraindications, warnings, precautions and adverse reactions and (iii) support marketing approval for such engineered microbe or product.

Section 1.164. “Positive Working Capital Adjustment” is defined in Section 2.12(a).

Section 1.165. “Post-Closing Tax Period” means any Tax Period beginning after the Closing Date and that portion of any Straddle Period beginning after the Closing Date.

Section 1.166. “Post-Closing Tax Return” is defined in Section 7.4(c).

Section 1.167. [***].

Section 1.168. “Pro Rata Percentage” means, with respect to each Securityholder, the percentage amount obtained by dividing (i) the aggregate number of Outstanding Shares held by such Securityholder, by (ii) the aggregate number of Outstanding Shares (excluding the aggregate number of Outstanding Shares held by Buyer or any of its Affiliates).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.169. “Product” means any human pharmaceutical product containing or comprised of a Delivered Microbe, as may be further modified or developed, with an active ingredient, in any and all forms, presentations, delivery systems (solely to the extent that such delivery systems constitute a Product component), dosages, and formulations.

Section 1.170. “PTO” is defined in Section 5.13(c).

Section 1.171. “Public Official” means: (i) any officer, employee or Representative of any Governmental Entity; (ii) any officer, employee or Representative of any commercial enterprise that is owned or controlled by a Governmental Entity, including any state-owned or controlled veterinary or medical facility; (iii) any officer, employee or Representative of any public international organization, such as the African Union, the International Monetary Fund, the United Nations or the World Bank; (iv) any Person acting in an official capacity for any Governmental Entity, enterprise, or organization identified above; and (v) any political party, party official or candidate for political office.

Section 1.172. “RCRA” means the Resource Conservation and Recovery Act (42 U.S.C. §§ 6901 et seq.), as amended, and any foreign and state law counterparts.

Section 1.173. “Regulatory Approval” means any approval or authorization of any Regulatory Entity in a particular jurisdiction in the Territory that is necessary for the manufacture, use, storage, import, transport and/or sale of a pharmaceutical product in such jurisdiction in accordance with applicable Laws.

Section 1.174. “Regulatory Entity” means any applicable Governmental Entity involved in granting Regulatory Approval in a country or jurisdiction in the Territory.

Section 1.175. “Regulatory Exclusivity” means, with respect to any country or other jurisdiction, a market protection, other than patent protection, granted by a Regulatory Authority in such country or other jurisdiction which confers an exclusive commercialization period during which Buyer or its Affiliates or Licensees have the exclusive right to manufacture, market or sell a Delivered Microbe or Product in such country or other jurisdiction through a regulatory exclusivity right (e.g., new chemical entity or biologic exclusivity, new use or indication exclusivity, new formulation exclusivity, orphan drug exclusivity or pediatric exclusivity).

Section 1.176. “Regulatory Submissions” is defined in Section 5.5(c).

Section 1.177. “Releases” means any spill, discharge, leak, migration, emission, escape, injection, dumping, leaching, or other release of any Hazardous Material into the indoor or outdoor environment, whether or not intentional, and whether or not notification or reporting to any Governmental Entity was or is required at the time it initially occurred or continued to occur. Without limiting the above, Release includes the meaning of “Release” as defined under CERCLA.

Section 1.178. “Representatives” means with respect to a Person, such Person’s legal, financial, internal and independent accounting and other advisors and representatives.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.179. “Research Activities” means the activities outlined in the Research Plan to be performed by or on behalf of Buyer, the Company or any of their respective Affiliates with respect to the development of a Delivered Microbe or Product.

Section 1.180. “Research Indemnification Claim” is defined in Section 10.2(b).

Section 1.181. “Research Plan” means the plan outlining the discovery and development (and related manufacturing) activities to be performed by the Company with respect to the Delivered Microbes[***] attached hereto as Exhibit L.

Section 1.182. “Royalty Term” means, with respect to each Product in each country or other jurisdiction, the last to occur of: (i) the expiration, invalidation or abandonment date of the last Company Patent Right or Patent Right licensed under the License Agreement that includes a Valid Claim that covers such Product or the manufacture, use or sale of such Product in such country, (ii) [***] from the First Commercial Sale of such Product in such country, and (iii) the expiration of Regulatory Exclusivity in such country for such Product.

Section 1.183. “Schedule Delivery Date” is defined in Section 3.1(b).

Section 1.184. “Schedule I” means a statement delivered to Buyer prior to the payment of the Initial Payment, as the same may be amended prior to Closing to the extent required under Section 2.4(a)(i) to make Schedule I true, correct and complete in all respects on the Closing Date, which Schedule I as so amended shall supersede and become Schedule I for all purposes of this Agreement, with the following information:

(a) the name and address of each Securityholder;

(b) the number of shares of each class or series of Company Capital Stock held by each Securityholder;

(c) the respective portion of the Closing Payment payable to each Securityholder;

(d) the respective portion of each Contingent Payment, if any, that becomes due and payable in accordance with Section 2.10, that is allocated to each Securityholder in accordance with the terms of this Agreement; and

(e) each Securityholder’s Pro Rata Percentage.

Section 1.185. “Securityholder Indemnified Party” is defined in Section 10.3.

Section 1.186. “Securityholder Indemnity Event” is defined in Section 10.2(d).

Section 1.187. “Securityholder Support Agreement” means the Securityholder Support Agreement by and between Buyer and each holder of Company Capital Stock as of the date of this Agreement in the form attached as Exhibit A.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.188. “Securityholders” means the holders of Company Capital Stock; provided, however, that neither Buyer nor any Subsidiary or Affiliate of Buyer shall be considered a Securityholder.

Section 1.189. “Services Agreement” means that certain Services Agreement dated as of             , 2015 by and between Synlogic and the Company, as amended or modified from time to time.

Section 1.190. “Shareholder Approval” is defined in Section 5.3(b).

Section 1.191. “Signing Disclosure Schedule” means a schedule of exceptions to the representations and warranties made by the Company pursuant to Section 2.1(c). The items, information and other matters to be disclosed by the Company in the Signing Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in ARTICLE 5 of this Agreement; the disclosure in one section of the Signing Disclosure Schedule shall not be deemed to have been disclosed in any other section of the Signing Disclosure Schedule unless it is reasonably apparent on the face of such disclosure that such disclosure has specific applicability to such other section of the Signing Disclosure Schedule and no disclosure in the Signing Disclosure Schedule shall amend any of the representations and warranties contained in ARTICLE 5. The Signing Disclosure Schedule has been delivered by the Company to Buyer on the date hereof.

Section 1.192. “Software” means computer software programs and software systems, including all databases, compilations, tool sets, compilers, higher level or “proprietary” languages, related documentation and materials, whether in source code, object code or human readable form.

Section 1.193. “Straddle Period” means any Tax Period that includes (but does not end on) the Closing Date.

Section 1.194. “Subsidiary” means, with respect to any Person, (i) any corporation more than fifty percent (50%) of whose stock of any class or classes is owned by such Person directly or indirectly through one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through one or more Subsidiaries of such Person has more than a fifty percent (50%) equity interest.

Section 1.195. “Surviving Corporation” is defined in Section 2.2.

Section 1.196. “Synlogic” means Synlogic, Inc., a wholly owned subsidiary of the Parent.

Section 1.197. “Synlogic Core Intellectual Property” means the Patent Rights and Know-How set forth or described on Schedule 1.197.

Section 1.198. “Synlogic Intellectual Property” has the meaning ascribed to such term in the License Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.199. “Target Closing Date Working Capital” means [***] Dollars ($[***]).

Section 1.200. “Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means (i) any income, capital gains, alternative or add-on minimum, estimated, gross income, gross receipts, sales, use, value added, ad valorem, franchise, Capital Stock or other equity securities, profits, license, registration, withholding, employment, unemployment, disability, severance, occupation, social security (or similar including FICA), payroll, transfer, conveyance, documentary, stamp, property (real, tangible or intangible), premium, escheat obligation, environmental, windfall profits, customs duties, or other taxes of any kind or any fees, charges, levies, excises, duties or assessments of any kind in the nature of (or similar to) taxes whatsoever, together with any interest, penalties or addition thereto, whether disputed or not, that may be imposed by a Taxing Authority, and (ii) any Liability for the payment of any amount of any type described in clause (i) of this sentence as a result of being or having been a member of an affiliated, consolidated, combined, unitary or aggregate group for any Tax Period, and (iii) any Liability for the payment of any amounts of the type described in clause (i) or (ii) of this sentence as a result of being a transferee of or successor to any Person or as a result of any express or implied obligation to assume such Taxes or to indemnify any other Person.

Section 1.201. “Tax Law” means all applicable Laws relating to or regulating the assessment, determination, collection or imposition of Taxes.

Section 1.202. “Tax Period” means any period prescribed by any Taxing Authority for which a Tax Return is required to be filed or a Tax is required to be paid.

Section 1.203. “Tax Return” means any report, return, declaration, claim for refund, information return, statement, designation, election, notice or certificate filed or required to be filed with any Taxing Authority in connection with the determination, assessment, collection or payment of any Taxes, including any schedule or attachment thereto and including any amendment thereof.

Section 1.204. “Taxing Authority” means any Governmental Entity having jurisdiction over the assessment, determination, collection, or imposition of any Taxes (domestic or foreign).

Section 1.205. “Territory” means worldwide.

Section 1.206. “Third Party” means any person or entity other than Company, Synlogic, or Buyer and their respective Affiliates.

Section 1.207. “Third Party Claim” is defined in Section 10.5(b).

Section 1.208. “Third Party Research Indemnification Claim” is defined in Section 10.2(b).

Section 1.209. “Tipping Basket” is defined in Section 10.4(a).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.210. “Transaction Proposal” means any inquiry, proposal or offer from any Person relating to, or that would reasonably be expected to lead to, any (i) direct or indirect acquisition or sale of substantial assets of the Company or any of its Subsidiaries, (ii) transaction which would result in a change in the capitalization of the Company or any of its Subsidiaries as of the date hereof, including any sale or issuance of any Capital Stock of the Company or any of its Subsidiaries to any Person, (iii) license or grant of rights to any Third Party for any of the Company Intellectual Property, other than in the performance of the Research Plan, or (iv) direct or indirect acquisition or sale of any of the Capital Stock of the Company or any of its Subsidiaries (whether through a share purchase, merger, consolidation, business combination, recapitalization or similar transaction involving the Company), in each case other than the Merger and the other transactions contemplated by this Agreement and other than in connection with an initial public offering of Parent, Synlogic or an Affiliate (other than the Company) or their respective successors.

Section 1.211. “Transfer” is defined in Section 2.10(h).

Section 1.212. “Transfer Taxes” means all transfer, sale and use, registration, documentary or mortgage recording, value added, stamp and similar Taxes and fees (including any penalties and interest) incurred, imposed, assessed or payable in connection with or as a result of this Agreement or any transactions contemplated hereby.

Section 1.213. “Treasury Regulations” means that income tax regulations promulgated by the Internal Revenue Service, Department of the Treasury, pursuant to the Code.

Section 1.214. “University Licenses” means [***].

Section 1.215. “Unselected Microbes” has the meaning ascribed to such term in the License Agreement.

Section 1.216. “U.S.” means the United States of America, its territories and possessions, including Puerto Rico.

Section 1.217. “Valid Claim” means a claim of any issued and unexpired patent whose validity, enforceability, or patentability has not been affected by any of the following: (a) irretrievable lapse, abandonment, revocation, dedication to the public, or disclaimer; or (b) a holding, finding, or decision of invalidity, unenforceability, or non-patentability by a court, governmental agency, national or regional patent office, or other appropriate body that has competent jurisdiction, such holding, finding, or decision being final and unappealable or unappealed within the time allowed for appeal.

Section 1.218. “Working Capital” means the amount by which Current Assets exceed Current Liabilities.

Section 1.219. “Working Group” is defined in Section 9.9(j).

Section 1.220. “Written Consent” means the written consent of the Company Shareholders in the form attached as Exhibit B, adopting this Agreement and approving the consummation of the Merger in accordance with this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 1.2. Descriptive Headings; Certain Interpretations.

(a) Headings. The table of contents and headings contained in this Agreement are for reference purposes only and shall not control or affect the meaning or construction of this Agreement.

(b) Interpretations. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement:

(i) “or” has the inclusive meaning represented by the phrase “and/or”;

(ii) “include”, “includes” and “including” are not limiting;

(iii) “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement;

(iv) “date hereof” refers to the date of this Agreement set forth in the preamble;

(v) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”;

(vi) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(vii) references to an agreement or instrument mean such agreement or instrument as from time to time amended, modified or supplemented;

(viii) references to a Person are also to its permitted successors and assigns;

(ix) unless otherwise specified, references to an “Article”, “Section”, “Subsection”, “Exhibit” or “Schedule” refer to an Article of, a Section or Subsection of, or an Exhibit or Schedule to, this Agreement;

(x) words importing the masculine gender include the feminine or neuter and, in each case, vice versa;

(xi) “day” or “days” refers to calendar days;

(xii) references to a Law include any amendment or modification to such Law and any rules or regulations issued thereunder, whether such amendment or modification is made, or issuance of such rules or regulations occurs, before or, only with respect to events or developments occurring or actions taken or conditions existing after the date of such amendment, modification or issuance, after the date of this Agreement, but only to the extent such amendment or modification, to the extent it occurs after the date hereof, does not have a retroactive effect; and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(xiii) the language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto.

ARTICLE 2

OPTION GRANT; THE MERGER

Section 2.1. Option Grant.

(a) The Company hereby grants Buyer the Option to consummate the Merger pursuant to the terms and subject to the conditions of this Agreement. In consideration for the rights granted to Buyer under this Agreement, Buyer shall pay to the Company the Exclusivity Fee.

(b) Notwithstanding any of the foregoing, the obligation of Buyer to pay the Exclusivity Fee (the “Initial Payment”) shall be contingent upon the satisfaction of the following conditions precedent (the date of such satisfaction being the “Initial Payment Date”) and in accordance with Section 9.2(a):

(i) Receipt by Buyer of evidence reasonably satisfactory to Buyer in its sole discretion that the University Licenses have been executed and delivered, on terms satisfactory to Buyer in its sole discretion, by Synlogic and all other parties thereto, and such University Licenses are then in full force and effect;

(ii) Receipt by the Company of the Written Consent of Company Shareholders representing one hundred percent (100%) of the outstanding Capital Stock of the Company as of the date of the Written Consent;

(iii) Receipt by Buyer of duly executed Securityholder Support Agreements from the Company Shareholders representing one hundred percent (100%) of the outstanding Capital Stock of the Company as of the date the Securityholder Support Agreements are delivered to Buyer;

(iv) Receipt by Buyer of Schedule I; and

(v) Receipt by Buyer of a certificate in the form of Exhibit C, dated as of the Initial Payment Date, signed by the Secretary of the Company certifying as to (i) the names and incumbency of each of the officers of the Company executing this Agreement or any other agreement contemplated hereby, (ii) the Certificate of Incorporation and By-laws of the Company and each of its Subsidiaries, (iii) all resolutions adopted by the Board of Directors of the Company in connection with this Agreement, the Merger and other transactions contemplated hereby and (iv) all resolutions adopted by the Company Shareholders in connection with this Agreement, the Merger and other transactions contemplated hereby.

Unless and until the foregoing conditions precedent have been fully satisfied to the reasonable satisfaction of Buyer in its sole discretion, no Initial Payment shall be due or payable by Buyer under this Agreement. In the event that the Initial Payment Date does not

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

occur by December 31, 2015, this Agreement shall terminate automatically, unless Buyer agrees in writing to an extension. In the event that the Buyer has not paid the Company the Initial Payment within [***] of the Initial Payment Date, this Agreement shall terminate automatically, unless the Company agrees in writing to an extension.

(c) The Company and the Parent hereby represent and warrant to the Buyer, except as disclosed by the Company or the Parent in the Signing Disclosure Schedule, that the representations set forth in ARTICLE 5 are true and complete as of the date hereof; provided, however, solely for the purposes of this Section 2.1(c), references to “Schedule Delivery Date” in ARTICLE 5 shall be deemed to read “the date hereof” and references to “Disclosure Schedule” in ARTICLE 5 shall be deemed to read “Signing Disclosure Schedule.”

(d) The Buyer and Merger Sub hereby represent and warrant to the Company and the Parent that the representations set forth in ARTICLE 6 are true and complete as of the date hereof.

Section 2.2. The Merger. Following the exercise of the Option by Buyer in its sole discretion in accordance with Section 3.1, upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company in accordance with the DGCL. Following the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation (the “Surviving Corporation”) and a wholly-owned Subsidiary of Buyer.

Section 2.3. Closing. The closing of the Merger (the “Closing”) shall be held at the offices of Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199, at 10:00 a.m. on the date as soon as practicable, and, subject to Section 3.1, in any event not later than three (3) Business Days, following the last to occur of (i) delivery by Buyer of the Exercise Notice (which Exercise Notice has not been withdrawn by Buyer) and (ii) satisfaction (except to the extent waived in accordance with ARTICLE 4) of all actions (other than those that by their terms are to be satisfied or taken, or waived, at the Closing, but subject to their satisfaction and taking, or waiving, at Closing) as set forth in ARTICLE 4.

Section 2.4. Actions at the Closing.

(a) As promptly as practicable following Buyer’s delivery of the Exercise Notice to the Company, but not later than five (5) Business Days prior to the Closing Date, the Company shall deliver to Buyer a statement including the following:

(i) a certificate of the Company, executed by its President or Treasurer, certifying that Schedule I is true, correct and complete in all respects on and as of the Closing Date, or if not, setting forth an amended Schedule I containing all corrections necessary to make Schedule I true, correct and complete in all respects on and as of the Closing Date, as so amended;

(ii) a schedule setting forth all Deal Fees payable in connection with Closing, including the recipient of such Deal Fees, copies of any final invoices that state the invoice is final and include wire transfer instructions or mailing address for payment to be made;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(iii) a schedule setting forth the Deal Fees payable in connection with the payment of any Contingent Payment or any Earned Royalty Payment in accordance with Section 2.10 (“Contingent Payment Deal Fees”), including the recipient of such Contingent Payment Deal Fees and the wire transfer instructions or mailing address for payment to be made;

(iv) a schedule reasonably acceptable to Buyer setting forth all Indebtedness of the Company as of the Closing Date, if any, including all payoff letters for such Indebtedness dated as of the Closing Date and wire instructions for the payoff of such Indebtedness; and

(v) a schedule setting forth all Change of Control Payments, if any, including the recipient of such Change of Control Payments, the exact amounts to be paid to such recipient and the wire transfer instructions or mailing address for payment to be made.

(b) At the Closing, Buyer shall deposit with the Paying Agent:

(i) the Closing Payment, which the Paying Agent shall pay to the Securityholders in accordance with the terms of this Agreement;

(ii) the amount of the Deal Fees as set forth on the schedule described in Section 2.4(a)(ii), which the Paying Agent shall pay to the applicable recipients thereof as set forth on the schedule described in Section 2.4(a)(ii);

(iii) the amount of the Indebtedness as set forth on the schedule described in Section 2.4(a)(iii), if any, which the Paying Agent shall pay to the applicable recipients thereof as set forth on the schedule described in Section 2.4(a)(iii); and

(iv) the amount of any Change of Control Payments as set forth on the schedule described in Section 2.4(a)(iii), if any, which the Paying Agent shall pay to the applicable recipients thereof as set forth on the schedule described in Section 2.4(a)(iii).

(c) At the Closing, the Surviving Corporation shall cause the Merger to be consummated by filing with the Secretary of State of the State of Delaware a certificate of merger (the “Certificate of Merger”) in substantially the form of Exhibit D attached hereto and executed in accordance with the relevant provisions of the DGCL.

Section 2.5. Effects of the Merger. The Merger shall have the effects set forth in this Agreement and the applicable provisions of the DGCL.

Section 2.6. Certificate of Incorporation and By-laws. At the Effective Time, the certificate of incorporation of the Surviving Corporation shall be amended and restated to be in the form attached hereto as Exhibit E and the by-laws of the Surviving Corporation shall be amended and restated to be in the form of by-laws of the Merger Sub as in effect immediately prior to the Effective Time.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 2.7. Directors and Officers of Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately following the Effective Time, until the earlier of their resignation or removal or until their successors are duly elected and qualified. The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation immediately following the Effective Time, until the earlier of their resignation or removal or until their successors are duly elected and qualified.

Section 2.8. Conversion of Capital Stock. On the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Buyer, Company, Merger Sub or any Securityholder:

(a) each issued and outstanding share of Merger Sub Common Stock shall be converted into and shall become one share of common stock, par value $0.0001 per share, of the Surviving Corporation;

(b) each share of Company Capital Stock that is held by the Company as treasury stock or owned by the Company or owned by Buyer or any Subsidiary or Affiliate of Buyer and any shares of preferred stock of the Company or Company Convertible Securities shall be canceled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor;

(c) except as provided in Section 2.8(b), each share of Company Capital Stock then outstanding (other than the securities cancelled or retired pursuant to Section 2.8(b)) shall be converted into the right to receive, without interest and subject to (d), the following payments:

(i) the Closing Per Share Merger Consideration, which shall be paid to each Securityholder based on the Closing Per Share Merger Consideration multiplied by the number of shares of Company Capital Stock held by each such Securityholder immediately prior to the Effective Time, as set forth on Schedule I; and

(ii) (A) the quotient obtained by dividing any Contingent Payments or Earned Royalty Payments that become due and payable in accordance with Section 2.10, minus any applicable Contingent Payment Deal Fees, by the number of Outstanding Shares, (B) the quotient obtained by dividing any cash disbursements made to the Paying Agent for further distribution to the Securityholders by the number of Outstanding Shares, and (C) the quotient obtained by dividing the amount of any payment due to Securityholders pursuant to Section 2.12(c) or Section 2.12(d) as applicable by the number of Outstanding Shares, with each of the foregoing payments in clauses (A), (B) and (C) being made to each Securityholder in accordance with its Pro Rata Percentage;

(d) the shares of Company Capital Stock converted into the right to receive cash in accordance with this Section 2.8 shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate that immediately prior to the Effective Time represented any such shares (a “Certificate”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 2.9. Exchange Procedures.

(a) Within three (3) Business Days after the Effective Time, the Paying Agent shall provide to each holder of a Certificate (i) a letter of transmittal in substantially the form attached as Exhibit F hereto (a “Letter of Transmittal”) and (ii) instructions for use of the Letter of Transmittal in effecting the surrender of such Certificate in exchange for the Merger Consideration to be paid in accordance with Section 2.8(c) with respect to each of the shares of Company Capital Stock represented thereby. Upon surrender of a Certificate to the Paying Agent, together with such Letter of Transmittal duly executed and completed in accordance with the instructions thereto and a properly executed substitute Form W-9 or Form W-8BEN, if applicable, from such holder in form and substance acceptable to the Paying Agent, the Paying Agent shall pay, by check or by wire transfer of immediately available funds, to the holder of such Certificate the cash payment described in Section 2.8(c)(i) (rounded up to the nearest $0.01) into which the shares of Company Capital Stock represented by such Certificate were converted pursuant to Section 2.8(c), without any interest thereon. The Certificates so surrendered shall forthwith be canceled. Until so surrendered, such Certificates shall upon and following the Effective Time represent solely the right to receive the Merger Consideration with respect to the shares of Company Capital Stock, without interest. Notwithstanding the foregoing, Buyer and the Company shall use Commercially Reasonable Efforts to cause (x) the Letter of Transmittal to be made available to each holder of a Certificate, and (y) such Person’s Letter of Transmittal and Certificate to be reviewed and processed as promptly as practicable after the Effective Time, such that, so long as such Person continues to hold the shares of Company Common Stock represented by such Certificate as of immediately prior to the Effective Time, such Person will be paid the payment described in Section 2.8(c)(i) with respect to such Certificate as promptly as practicable after the Closing Date, by check or by wire transfer of immediately available funds.

(b) If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect to the shares of Company Capital Stock represented thereby to be paid in accordance with Section 2.8(c); provided, however, that Buyer may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificate to deliver an indemnity and a bond in such sum (not to exceed the total applicable Merger Consideration into which such owner’s shares of Company Capital Stock were converted pursuant to Section 2.8(c)) as it may reasonably require as indemnity against any claim that may be made against Buyer or the Surviving Corporation with respect to the Certificate alleged to have been lost, stolen or destroyed. If payment is to be made to a Person other than the registered holder of the Certificate surrendered, it shall be a condition of such payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Paying Agent that such Tax was paid or is not applicable.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 2.10. Contingent Payments.

(a) In addition to the Closing Payment payable pursuant to Section 2.8(c)(i), Securityholders shall be entitled to certain additional contingent payments after the Closing (each such additional payment, a “Contingent Payment”) and certain additional earned royalties (the “Earned Royalty Payments”), subject to all the terms and conditions of this Section 2.10.

(b) Upon the occurrence of the following events (each a “Contingent Payment Event”), Buyer shall make the Contingent Payments described below in cash to the Paying Agent (such Paying Agent to distribute the Contingent Payments to the Securityholders in accordance with their Pro Rata Percentage set forth in Schedule I, less any applicable Contingent Payment Deal Fees which shall be paid to the applicable recipient set forth in the schedule described in Section 2.4(a)(iii)):

(i) Upon [***], Buyer shall make a one-time Contingent Payment to Securityholders in an aggregate amount equal to [***] Dollars ($[***]);

(ii) Upon [***], Buyer shall make a one-time Contingent Payment to Securityholders in an aggregate amount equal to [***] Dollars ($[***]);

(iii) Upon [***], Buyer shall make a one-time Contingent Payment to Securityholders in the aggregate amount equal to [***] Dollars ($[***]);

(iv) Upon [***], Buyer shall make a one-time Contingent Payment to Securityholders in the aggregate amount equal to [***] Million Dollars ($[***]);

(v) Upon [***], Buyer shall make a one-time Contingent Payment to Securityholders in the aggregate amount equal to [***] Dollars ($[***]);

(vi) Upon [***], Buyer shall make a one-time Contingent Payment to Securityholders in the aggregate amount equal to [***] Dollars ($[***]); and

(vii) Upon [***], Buyer shall make a one-time Contingent Payment to Securityholders in the aggregate amount equal to [***] Dollars ($[***]).

Each of the Contingent Payments set forth in this Section 2.10(b) is only payable once upon the first achievement of such Contingent Payment Event. Within [***] after the occurrence of any Contingent Payment Event, Buyer shall provide written notice to the Parent that such Contingent Payment Event has occurred. Within [***] after the delivery of such written notice to the Parent pursuant to the immediately preceding sentence, Buyer shall pay, or shall cause to be paid, to the Paying Agent, an aggregate amount in cash equal to the amount of the applicable Contingent Payment in accordance with this Section 2.10(b). For purposes of clarity, if at the time any given Contingent Payment set forth in this Section 2.10(b) is due and one or more preceding Contingent Payments for antecedent Contingent Payment Events have not been paid, then such unpaid antecedent Contingent Payments shall be paid at such time as well. For example, if Buyer [***] but has not achieved or paid the [***] milestone, Buyer shall make the Contingent Payment with respect to both the [***] and [***] at the time [***] milestone is achieved.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(c) Royalty Payments.

(i) Buyer shall pay a royalty on the applicable portion of annual Net Sales of Products in the Territory at a royalty rate equal to [***] percent ([***]%) of Net Sales (the “Earned Royalties”) subject to the deductions in clauses (ii) and (iii) below.

(ii) In the event that Buyer enters into an agreement with a Third Party after the Closing Date in order to obtain a license under a patent right owned or controlled by such Third Party in a particular country or other jurisdiction which, but for such license, would be infringed by the manufacture, use or sale of such Product in such country or other jurisdiction, Buyer shall be entitled to deduct [***] percent ([***]%) of all upfront payments, milestone payments, or royalties actually paid to such Third Party from Earned Royalties that would otherwise be owed under this Section 2.10(c) with respect to Net Sales in the applicable country or other jurisdiction; provided, however, that in no event shall the Earned Royalties with respect to Net Sales in the applicable country or other jurisdiction be reduced by more than [***] percent ([***]%) pursuant to this Section 2.10(c)(ii).

(iii) On a Product by Product and country-by-country basis in the Territory, the Earned Royalties of a Product in a country shall be reduced by [***] percent ([***]%) if (a) there is no Valid Claim of a Company Patent Right or Patent Right licensed under the License Agreement that covers the manufacture, use or sale of such Product in such country, and (b) Regulatory Exclusivity for such Product has expired in such country. For clarity, the total Net Sales in a country may not be reduced by more than [***] percent ([***]%) as a result of the application of the provisions of Section 2.10(c)(ii) and Section 2.10(c)(iii).

(iv) After the expiration of the Royalty Term for a Product in a particular country or other jurisdiction has occurred, the Net Sales from such country or other jurisdiction with respect to such Product shall be excluded from annual Net Sales for the purpose of calculating the Earned Royalty.

(v) Earned Royalties shall become due and payable [***] following the end of the calendar quarter during which Net Sales first occur, and within [***] of the end of each calendar quarter thereafter for sales during each such calendar quarter.

(vi) Within [***] after the end of each calendar quarter following Regulatory Approval of a Product, Buyer shall (i) pay, or cause to be paid, to the Paying Agent, an aggregate amount in cash equal to the amount of the Earned Royalties for such calendar quarter and (ii) furnish to the Parent a written report showing in reasonably specific detail, on a Product-by-Product and country-by-country basis the calculation of Net Sales of a Product sold by Buyer and its Affiliates and Licensees during such calendar quarter and the calculation of Earned Royalties for such calendar quarter. Buyer shall keep complete and accurate records in sufficient detail to enable the Earned Royalties under this Section 2.10(c) to be determined.

(vii) Upon [***] advance written notice by the Parent and not more than once in each Calendar Year, Buyer, its Affiliates and Licensees shall permit an independent certified public accounting firm of nationally recognized standing, selected

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

by the Parent and reasonably acceptable to Buyer, to have access (including electronic access, to the extent available and customary for audit purposes) during normal business hours to such of the records of Buyer and its Affiliates and Licensees as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for the Calendar Year immediately prior to the date of such request. No Calendar Year may be audited more than once. The accounting firm will enter a confidentiality agreement reasonably acceptable to Buyer governing the use and disclosure of Buyer’s information disclosed to such firm, and such firm shall disclose to the Parent only whether the royalty reports are correct or not and the specific details concerning any discrepancies. The Parent shall treat all financial information disclosed by its accounting firm pursuant to this Section 2.10(c)(vii) as Confidential Information of Buyer for purposes of Section 7.11 of this Agreement, and shall cause its accounting firm to do the same.

(A) Unless disputed by Buyer in good faith, if such accounting firm concludes that the Earned Royalties paid during the audited period were more or less than the actual Earned Royalties due, Buyer shall pay any additional amounts due within [***] after the date the written report of the accounting firm so concluding is delivered to Buyer and the Parent, and Buyer shall be permitted to deduct any amounts overpaid from the Earned Royalties due in the next calendar quarter. The written report will be binding on the Parties absent clear error. The fees charged by such accounting firm shall be paid by the Parent (solely on behalf of the Securityholders); provided, that if the audit discloses that Earned Royalties payable by Buyer for the applicable period have been underpaid by more than [***] percent ([***]%), then Buyer shall pay the reasonable fees and expenses charged by such accounting firm.

(B) In the event of a good faith dispute by Buyer regarding the result of an audit made pursuant to Section 2.10(c)(vii)(A), the Parties shall agree in good faith on an alternative independent certified public accounting firm of nationally recognized standing to perform a second audit. Buyer shall bear all costs associated with the second audit; provided, that if the second audit discloses that Earned Royalties payable by Buyer were not underpaid, then the Parent shall pay the reasonable fees and expenses charged by the accounting firm. No over or under payment indicated by the initial audit shall be payable in the event of a dispute until the second audit is complete and such second audit shall be binding on the Parties, with any under payment determined thereby being payable within [***] after the date the written report of the accounting firm so concluding is delivered to the Parent and Buyer. Buyer shall be permitted to deduct any amounts overpaid from the Earned Royalties in the next calendar quarter.

(d) Each Securityholder shall be entitled to receive such Securityholder’s Pro Rata Percentage of any Contingent Payment or Earned Royalty Payment (less any applicable Contingent Payment Deal Fees) that becomes due and payable in accordance with this Section 2.10.

(e) No interest shall accrue or be paid on any portion of any Contingent Payment or any Earned Royalty Payment. The Parties acknowledge that a portion of each Contingent Payment and Earned Royalty Payment may be treated and reported as interest for Tax purposes.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(f) The obligation of Buyer to make any Contingent Payment or Earned Royalty Payment pursuant to this Section 2.10 is subject to the right of Buyer to reduce the amount of any such Contingent Payment or Earned Royalty Payment that becomes due and payable by the amount of any Losses incurred or suffered by a Buyer Indemnified Party in accordance with the terms of ARTICLE 10.

(g) By voting in favor of or consenting to the Merger or by surrendering or delivering a Certificate or an affidavit in lieu thereof to the Paying Agent in exchange for Merger Consideration, each Securityholder acknowledges that, from and after the Effective Time of the Merger, Buyer’s sole obligations regarding the development, manufacturing, marketing, commercial exploitation and sale of a Delivered Microbe or a Product are (i) to use Commercially Reasonable Efforts to conduct development and commercialization activities towards the achievement of the Contingent Payment Events and the Earned Royalty Payments, which activities shall be conducted by Buyer, the Surviving Corporation and its Affiliates in accordance with their own business judgment consistent with Commercially Reasonable Efforts, and (ii) to be liable for the payment of any Contingent Payments or Earned Royalty Payments associated with the activities of Licensees. Subject to the preceding sentence, each of the Company, the Securityholders and the Parent acknowledges, understands, and agrees that:

(i) there can be no assurance that Securityholders will receive any Contingent Payments or Earned Royalty Payments;

(ii) whether or not Buyer, the Surviving Corporation or any of its Affiliates develop, manufacture, market, commercially exploit, or make any sales of a Delivered Microbe or a Product, neither Buyer nor the Surviving Corporation or any of its Affiliates is prohibited from developing, manufacturing, marketing, or selling other products that may compete with a Delivered Microbe or a Product; and

(iii) neither Buyer, the Surviving Corporation nor any of their Affiliates shall be liable to any Securityholder for any incidental, consequential or punitive damages arising out of the failure to satisfy the conditions to the payment of any Contingent Payment or Earned Royalty Payment set forth in Section 2.10, whether Liability is asserted in tort or contract, or otherwise.

(h) The right of any Securityholder to receive its Pro Rata Percentage of the Contingent Payment or Earned Royalty Payment, if any, (i) is an integral part of the Merger Consideration provided for in this Agreement, (ii) does not give the Securityholders dividend rights, voting rights, liquidation rights, preemptive rights or other rights of holders of Capital Stock of the Company, (iii) shall not be evidenced by a certificate or other instrument and (iv) does not represent any right other than the right to receive the consideration set forth in this Section 2.10. No Securityholder may, directly or indirectly, sell, exchange, transfer or otherwise dispose (collectively, “Transfer”) of his, her or its right to receive any portion of any Contingent Payments or Earned Royalty Payments other than (i) by laws of descent and distribution or succession, (ii) with respect to a Securityholder who is an individual, to a spouse, parent, child or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

sibling of such Securityholder or a trust, partnership or limited liability company the sole beneficiaries, partners or members of which are a spouse, parent, child or sibling of such Securityholder, (iii) to an Affiliate, member or partner of a Securityholder or successor of such Securityholder, (iv) to another Securityholder, (v) to a liquidating trust or similar entity for the benefit of the members or partners of a Securityholder in connection with the winding up or dissolution of such Securityholder, or (vi) to any Person approved by Buyer in writing, such approval not to be unreasonably delayed, conditioned or withheld; provided, however, such Transfer shall not release Securityholder of any of his, her or its obligations under this Agreement without the prior written consent of the Buyer. After the Closing, any Securityholder who Transfers his, her or its right to receive any portion of any Contingent Payments or Earned Royalty Payments that may become due and payable in accordance with this Section 2.10(h) shall, within five (5) Business Days of such event, provide notice of the amount of the interest Transferred and name, address and taxpayer identification number of the transferee, to the Buyer, the Paying Agent and the Parent. Any transfer in violation of this Section 2.10(h) shall be null and void and shall not be recognized by Buyer or the Surviving Corporation.

(i) Notwithstanding anything in this Agreement to the contrary, in the case of payments to the employees or former employees of the Company for which employment tax withholding is required, such amounts shall be delivered to the Buyer or the Surviving Corporation and paid through the Buyer’s or Surviving Corporation’s payroll processing service or system.

Section 2.11. Close of Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of shares of Company Capital Stock on the records of the Company. From and after the Effective Time, no shares of Company Capital Stock shall be deemed to be outstanding, and the holders of shares of Company Capital Stock immediately prior to the Effective Time shall cease to have any rights with respect to such shares, except as otherwise provided herein or by applicable Law.

Section 2.12. Working Capital Adjustment.

(a) The Closing Payment shall be adjusted by an amount (the “Closing Working Capital Adjustment”) equal to any Positive Working Capital Adjustment or any Negative Working Capital Adjustment, as applicable, as set forth in this Section 2.12(a). At least four (4) Business Days prior to the Closing Date, the Company shall provide a statement that sets forth its good faith calculation of the Working Capital of the Company as of the Effective Time (the “Estimated Closing Date Working Capital”), which shall be determined in accordance with Accounting Standards, applied in a manner consistent with the preparation, assumptions and estimates made or used in the preparation of the Financial Statements. In the event the Estimated Closing Date Working Capital is less than the Target Closing Date Working Capital, the Closing Payment shall be reduced by an amount equal to the amount by which (i) the Target Closing Date Working Capital exceeds (ii) the Estimated Closing Date Working Capital (the “Negative Working Capital Adjustment”). In the event the Estimated Closing Date Working Capital is more than the Target Closing Date Working Capital, the Closing Payment shall be increased by an amount equal to the amount by which (i) the Estimated Closing Date Working Capital exceeds (ii) the Target Closing Date Working Capital (the “Positive Working Capital

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Adjustment”). During each day of the period following Buyer’s receipt of the statement setting forth the Estimated Closing Date Working Capital, the Company shall provide to Buyer and Merger Sub, and their authorized Representatives, reasonable access to all records used in preparing such Estimated Closing Date Working Capital (and employees of the Company who can adequately answer questions on the Estimated Closing Date Working Capital, including such access to facilities as is reasonably necessary to have such access to such employees) and, if applicable, the Company’s outside accountants and their work papers and other documents used in preparing such Estimated Closing Date Working Capital.

(b) No later than [***] after the Closing Date, Buyer shall prepare or cause to be prepared and delivered to the Parent a statement setting forth Buyer’s good faith calculation of the Working Capital of the Company as of the Effective Time (the “Buyer’s Closing Date Working Capital Calculation”), which shall be determined in accordance with Accounting Standards, applied in a manner consistent with the preparation, assumptions and estimates made or used in the preparation of the Financial Statements. If Buyer fails to deliver such statement to the Parent within [***] after the Closing Date, or if Buyer’s Closing Date Working Capital Calculation varies by less than [***] Dollars ($[***]) from the Positive Working Capital Adjustment or the Negative Working Capital Adjustment, as applicable, then the Closing Working Capital Adjustment, if any, effected pursuant to Section 2.12(a) shall be final, conclusive and binding on the Parties. If Buyer’s Closing Date Working Capital Calculation varies by more than [***] Dollars ($[***]) from the Positive Working Capital Adjustment or the Negative Working Capital Adjustment, as applicable, then the provisions of Section 2.12(c) shall apply.

(c) Subject to the last sentence of Section 2.12(b), the Parent will have a period of thirty (30) days following the delivery of the statement of Buyer’s Closing Date Working Capital Calculation to notify Buyer of any disagreements with Buyer’s Closing Date Working Capital Calculation. Any such notice shall be accompanied by supporting documentation containing reasonable detail. Failure to notify Buyer within such thirty (30)-day period shall be deemed acceptance of Buyer’s Closing Date Working Capital Calculation, and upon the expiration of such thirty (30)-day period Buyer’s Closing Date Working Capital Calculation shall be final, conclusive and binding on the Parties. To the extent that Buyer’s Closing Date Working Capital Calculation becomes final, conclusive and binding pursuant to the immediately preceding sentence, then Buyer shall, as applicable, (i) pay the Paying Agent for distribution to the Securityholders, according to their Pro Rata Percentage, the amount, if any, equal to the amount by which (A) the amount the Closing Working Capital Adjustment, if any, should have been under Section 2.12(a) had Buyer’s Closing Date Working Capital Calculation been applied in lieu of the Estimated Closing Date Working Capital exceeds (B) the Closing Working Capital Adjustment, if any, actually made pursuant to Section 2.12(a), or (ii) be entitled to offset from future Contingent Payments and Earned Royalties the amount, if any, equal to the amount by which (A) the Closing Working Capital Adjustment, if any, actually made pursuant to Section 2.12(a) exceeds (B) the amount the Closing Working Capital Adjustment, if any, should have been under Section 2.12(a) had Buyer’s Closing Date Working Capital Calculation been applied in lieu of the Estimated Closing Date Working Capital.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(d) In the event the Parent timely notifies Buyer of any disagreement with respect to Buyer’s Closing Date Working Capital Calculation, the Parent and Buyer will attempt in good faith to resolve such disagreement. If, within [***] after delivery to Buyer of the notification by the Parent of a disagreement, they are unable to resolve such disagreement, either Buyer, on the one hand, or the Parent, on the other hand, shall have the right to submit the determination of such matter to a public accounting firm of independent nationally recognized standing reasonably acceptable to each of Buyer and the Parent (the “Auditor”). Each Party agrees to execute a reasonable engagement letter, and all fees and expenses relating to the work performed by the Auditor shall be shared equally between Buyer and the Parent (and with respect to the Parent, solely on behalf of the Securityholders). Within [***] after the selection of the Auditor, the Auditor shall make a determination of all issues in dispute in connection with Buyer’s Closing Date Working Capital Calculation pursuant to such procedures as the Auditor deems fair and reasonable and shall set forth in a written statement delivered to Buyer and the Parent the final Closing Working Capital Adjustment; provided, however, such final Closing Working Capital Adjustment shall be an amount equal to either the Closing Working Capital Adjustment that was based on Buyer’s Closing Date Working Capital Calculation or the Company’s Estimated Closing Date Working Capital or any amount between such two amounts, as determined by the Auditor. Such determination shall be final, conclusive and binding on the Parties. To the extent that the Auditor’s determination of the final Closing Working Capital Adjustment becomes final, conclusive and binding pursuant to the immediately preceding sentence, then Buyer shall, as applicable, (i) pay the Paying Agent for distribution to the Securityholders, according to their Pro Rata Percentage, the amount, if any, equal to the amount by which (A) the final Closing Working Capital Adjustment determined in accordance with this Section 2.12(d) exceeds (B) the Closing Working Capital Adjustment, if any, actually made pursuant to Section 2.12(a), or (ii) be entitled to offset from future Contingent Payments and Earned Royalties the amount, if any, equal to the amount by which (A) the Closing Working Capital Adjustment, if any, actually made pursuant to Section 2.12(a) exceeds (B) the final Closing Working Capital Adjustment determined in accordance with this Section 2.12(d).

Section 2.13. Termination of Fund; No Liability. (a) With respect to the Closing Payment, at any time following six (6) months after the Effective Time, (b) with respect to any adjustment to the Closing Working Capital Adjustment in favor of Securityholders, at any time following six (6) months after Buyer’s deposit of such amount with the Paying Agent, and (c) with respect to any Contingent Payment or Earned Royalty Payment, at any time following six (6) months after Buyer’s deposit of such amount with the Paying Agent, Buyer will be entitled to require the Paying Agent to deliver to it any funds (including any earnings received with respect thereto) that had been made available to the Paying Agent and that have not been disbursed to Securityholders and thereafter such Securityholders will be entitled to look only to Buyer and only as general creditors thereof with respect to such Securityholder’s applicable payment, in each case, without any interest thereon. Notwithstanding the foregoing, neither Buyer nor Paying Agent will be liable to any Securityholder with respect to any such cash amounts following the time when the amounts would otherwise escheat to or become the property of any Governmental Entity pursuant to any applicable abandoned property, escheat or similar Legal Requirement or Law.

Section 2.14. Withholding. Buyer, Surviving Corporation and Paying Agent shall each be entitled to deduct or withhold from any amounts payable pursuant to this Agreement to any former holder of Company Capital Stock such amounts as Buyer, Surviving Corporation or Paying Agent, as the case may be, is required to deduct and withhold with

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

respect to the making of such payment under the Code or any provision of domestic or foreign Tax Law. To the extent that amounts are so withheld by Buyer, Surviving Corporation or Paying Agent and paid over to a Taxing Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the former holder of Company Capital Stock in respect of which such deduction and withholding was made by Buyer, Surviving Corporation or Paying Agent, as the case may be. Buyer and Securityholders each agree to treat the Merger Consideration as paid in exchange for the Company Capital Stock for all Tax purposes, except to the extent properly characterized as interest under applicable Tax Law.

Section 2.15. Commercially Reasonable Efforts. From and after the Effective Time of the Merger, Buyer and the Surviving Corporation shall use Commercially Reasonable Efforts to conduct development and commercialization activities towards the achievement of the Contingent Payment Events and the Earned Royalty Payments.

ARTICLE 3

OPTION EXERCISE

Section 3.1. Option Exercise.

(a) The Company acknowledges and agrees that this Agreement is intended to afford Buyer and Merger Sub an Option to proceed with the Merger or to not proceed with the Merger, in the sole discretion of Buyer and Merger Sub. Buyer may make an election to exercise the Option at any time during the Option Period. Such exercise shall be made by Buyer delivering to the Company written notice of such exercise in the form attached hereto as Exhibit G (such notice, the “Exercise Notice”). The Company acknowledges and agrees that the delivery of the Exercise Notice does not in any way commit Buyer or Merger Sub to proceed with the Merger and is only a then-present statement to proceed with the Merger and to initiate pre-Closing actions by the Parties. Notwithstanding the foregoing, Buyer may deliver an Exercise Notice only once.

(b) Within ten (10) days following receipt by the Company of the Exercise Notice or such later date as mutually agreed in writing by Buyer and the Company, the Company shall prepare and deliver the Disclosure Schedule, in good faith and consistent with the definition set forth in Section 1.65, as if the representations and warranties contained in ARTICLE 5 were made as of the date of delivery of the Disclosure Schedule (the “Schedule Delivery Date”).

(c) Buyer shall have the right at any time before 5:00 p.m. Eastern time on the date that is ten (10) days following the Schedule Delivery Date (the “Exercise Withdrawal Period”), to elect, in its sole discretion, to cause the Company and Merger Sub to consummate the Merger (subject to satisfaction of the conditions set forth in Section 4.2) by delivery to the Company of a written notice of such election in the form attached hereto as Exhibit H (a “Closing Notice”). From the Schedule Delivery Date, the Company and the Company’s employees, consultants and advisers shall promptly respond to any reasonable due diligence requests from Buyer. To the extent the Disclosure Schedule delivered on the Schedule Delivery Date contains a change from the draft Disclosure Schedule delivered as part of the IND Package that could reasonably be expected to have a material impact on the ability of Buyer to evaluate the Option or consummate the Merger, the Buyer may delay submitting the Closing Notice for up to thirty (30) days, without prejudice, to sufficiently review the Disclosure Schedules.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(d) Buyer may withdraw an Exercise Notice at any time during the Exercise Withdrawal Period, provided, that Buyer shall be permitted to exercise such withdrawal right only once. If Buyer does not deliver a Closing Notice by the last day of the Exercise Withdrawal Period, the exercise of the Option will deemed to have been irrevocably withdrawn at 11:59 p.m. Eastern time on the last day of the Exercise Withdrawal Period.

(e) Buyer’s withdrawal of an Exercise Notice, or failure to deliver an Exercise Notice, by itself, shall not result in any Liability by Buyer to the Company or to the Securityholders, for any reason.

(f) For purposes of clarity, so long as Buyer has delivered an Exercise Notice prior to the Option Exercise Deadline and a Closing Notice prior to the expiration of the Exercise Withdrawal Period, then the Closing may occur after the Option Exercise Deadline in accordance with the terms of this Agreement, subject to Buyer’s right to withdraw such Exercise Notice on one occasion only before the Closing.

(g) Notwithstanding anything in this Agreement to the contrary, following delivery of an Exercise Notice and prior to the Effective Time, Company shall be permitted, with the prior review and consent (not to be unreasonably withheld, conditioned or delayed) of Buyer, to transfer, sell, assign or otherwise convey to Synlogic any intellectual property then owned or controlled by the Company, solely to the extent necessary to give effect of the provisions of Section 9.7(a)(ii).

ARTICLE 4

CLOSING CONDITIONS

Section 4.1. Conditions to the Company’s Obligation. The obligation of the Company to effect the Merger following delivery of the Closing Notice is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Antitrust. Provided that the Company has complied with its obligations under Section 8.3, any waiting period (or extension thereof), to the extent applicable to the Merger, under the HSR Act shall have been terminated or shall have expired.

(b) No Injunction or Legal Restraint. No temporary restraining order, preliminary or permanent injunction or other order or decree issued by any court of competent jurisdiction (other than any such orders, injunctions or decrees issued due to any Action commenced by or on behalf of the Company) which has the effect of preventing the consummation of the Merger shall be in effect.

(c) Absence of Litigation. No Action shall be pending or threatened which seeks a Judgment, nor shall there be any Judgment in effect, (i) challenging or seeking to restrain, prohibit, prevent, enjoin, alter or delay the Merger or any of the other transactions contemplated by this Agreement or seeking to obtain from any Securityholder or any of their Affiliates in connection with the Merger any damages that are material in relation to the Company or (ii) which would result in the Merger or any of the transactions contemplated hereby being rescinded following consummation.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 4.2. Conditions to Buyer’s Obligation. The obligation of Buyer and Merger Sub to effect the Merger following delivery of the Closing Notice is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Compliance Certificate. The Company shall deliver to Buyer a certificate in the form attached as Exhibit I, dated as of the Closing Date, executed by the President of the Company, certifying (A) that the representations and warranties of the Company set forth in this Agreement that are qualified as to materiality (including the definition of Material Adverse Change) or that are Fundamental Representations shall be true, correct and complete, and all other representations and warranties of the Company set forth in this Agreement that are not so qualified shall be true, correct and complete in all material respects, in each case as of the Schedule Delivery Date and as of the Closing Date, except that the accuracy of representations and warranties that by terms speak as of a specified date will be determined as of such date, and in each case except to the extent disclosed in the Disclosure Schedule and (B) to the Company’s compliance with all covenants, obligations and agreements of the Company to be performed or complied with by the Company on or before the Closing Date.

(b) Secretary Certificate. The Company shall deliver to Buyer a certificate in the form of Exhibit C, dated as of the Closing Date, signed by the Secretary of the Company certifying as to (i) the names and incumbency of each of the officers of the Company executing this Agreement or any other agreement contemplated hereby, (ii) the Certificate of Incorporation and By-laws of the Company and each of its Subsidiaries, (iii) all resolutions adopted by the Board of Directors of the Company in connection with this Agreement, the Merger and other transactions contemplated hereby and (iv) all resolutions adopted by the Company Shareholders in connection with this Agreement, the Merger and other transactions contemplated hereby;

(c) Good Standing Certificates. The Company shall deliver to Buyer certificates of good standing with respect to the Company and each of its Subsidiaries issued by the relevant Governmental Entity of the Company’s and each Subsidiary’s respective jurisdiction of organization and of each jurisdiction listed on Section 5.1(a) of the Disclosure Schedule, each as of a date not more than five (5) Business Days prior to Closing.

(d) Governmental Consents and Approvals. The Company shall deliver to Buyer evidence, in form and substance reasonably satisfactory to Buyer, that all consents of Governmental Entities required in connection with the Merger, this Agreement and the other transactions contemplated thereby, have been obtained or made, and are in full force and effect and any waiting period (or extension thereof), to the extent applicable to the Merger, under the HSR Act shall have been terminated or shall have expired.

(e) Contractual Consents and Approvals. The Company shall deliver to Buyer evidence, in form and substance reasonably satisfactory to Buyer, that the Company has obtained all consents and approvals of third parties set forth in Section 5.12(c) of the Disclosure Schedule (other than any such consent or approval under a Contract that has terminated prior to the Closing).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(f) FIRPTA Certificates. The Company shall deliver (i) to Buyer a certificate dated not more than twenty (20) days prior to the Closing Date that satisfies the requirements of Treasury Regulations Section 1.1445-2(c)(3) substantially in the form of Exhibit J, stating that an interest in the Company is not a U.S. real property interest as defined in Section 897 of the Code, and (ii) to the IRS the notification required under Treasury Regulation Section 1.897-2(h)(2) substantially in the form of Exhibit K.

(g) No Company Material Adverse Change. No Material Adverse Change shall have occurred after the Schedule Delivery Date.

(h) License Agreements. The License Agreement and the University Licenses shall be in full force and effect, and the Company shall not be in default under the License Agreement.

(i) Absence of Litigation. No Action shall be pending or threatened which seeks a Judgment, nor shall there be any Judgment in effect, (i) challenging or seeking to restrain, prohibit, prevent, enjoin, alter or delay the Merger or any of the other transactions contemplated by this Agreement or seeking to obtain from Buyer or any of its Affiliates in connection with the Merger any damages that are material in relation to the Company, (ii) which would result in the Merger or any of the transactions contemplated hereby being rescinded following consummation, (iii) seeking to prohibit or limit in any respect, or place any conditions on, the ownership or operation by Buyer, its Affiliates or the Company of any material portion of the business or assets of Buyer, its Affiliates or the Company, or to compel Buyer, its Affiliates or the Company to dispose of or hold separate any material portion of the business or assets of Buyer, its Affiliates or the Company, in each case as a result of the Merger or any of the other transactions contemplated by this Agreement, (iv) seeking to impose limitations on the ability of Buyer or any of its Affiliates to acquire or hold, or exercise full rights of ownership of, the shares of the Surviving Corporation, including the right to vote such shares on all matters properly presented to the shareholders of the Surviving Corporation or (v) seeking to prohibit Buyer or any of its Affiliates from effectively controlling in any material respect the business or operations of the Surviving Corporation.

(j) Dissenting Shares. All holders of shares of Company Capital Stock outstanding immediately prior to the Effective Time shall have voted in favor of the Merger, consented thereto in writing or otherwise contractually waived their rights to appraisal.

(k) Resignations. Buyer shall have received the resignations, effective as of the Closing, of each officer and director of the Company and each of its Subsidiaries, other than any continuing officers and directors whom Buyer shall have specified to the Company in writing at least two (2) Business Days prior to the Closing.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF THE COMPANY, SYNLOGIC AND THE PARENT

As an inducement to Buyer to consummate the transactions contemplated by this Agreement, except as disclosed by the Company, Synlogic or the Parent in the Disclosure

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Schedule delivered on the Schedule Delivery Date, the Company, Synlogic and the Parent hereby represent and warrant to Buyer on the Schedule Delivery Date and, if the transactions contemplated by this Agreement are consummated, as of the Closing Date, as follows:

Section 5.1. Organization and Standing; Subsidiaries.

(a) Each of the Company, the Parent, and their respective Subsidiaries (i) is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing (in the jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its incorporation or formation, as the case may be, (ii) has all requisite corporate or limited liability company power, as applicable, and authority and possesses all governmental licenses, Permits, authorizations and approvals necessary to enable it to use its corporate or other name and to own or lease or otherwise hold and operate its assets and properties and to carry on its business as now being conducted and as currently proposed by its management to be conducted, and (iii) is duly qualified, licensed or registered to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification, licensing or registration necessary (except where such failure to be so qualified, licensed or registered would not be material to the Company), which jurisdictions are listed in Section 5.1(a) of the Disclosure Schedule. The Company has made available to Buyer complete and correct copies of its Constitutive Documents, as amended. The Company has made available to Buyer and its Representatives copies of the stock certificate and transfer books and the minute books of the Company, each of which are true, correct and complete and have been maintained in accordance with applicable Law and sound and prudent business practices and the minute books accurately and adequately reflect in all material respects all action previously taken by the shareholders, Board of Directors and committees of the Board of Directors of the Company. The Company is not in violation of any of the provisions of its Constitutive Documents. The Company has no Subsidiaries and has never had any Subsidiaries.

Section 5.2. Power and Authority; Binding Agreement; Noncontravention.

(a) The Company had all requisite corporate power and authority to execute and deliver this Agreement and to perform all obligations hereunder prior to the Option Period and has all requisite corporate power and authority to execute and deliver this Agreement to consummate the Merger and the other transactions contemplated hereby and thereby and to perform its remaining obligations hereunder and thereunder. The Parent had all requisite corporate power and authority to execute and deliver this Agreement and to perform all obligations hereunder prior to the Option Period. No other consent, approval, qualification, order or authorization of, registration, declaration or filing with, or notice to, any Governmental Authority or any proceedings on the part of the Company or the Parent is necessary or required in connection with the execution and delivery by the Company of this Agreement, the consummation by the Company of the Merger and the consummation by the Company and the Parent of the other transactions contemplated by this Agreement or compliance by the Company and the Parent with the provisions of this Agreement other than (a) the filing of the Certificate of Merger with the office of the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (b) the filing of a premerger notification and report form under the HSR Act, and the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

receipt, termination or expiration, as applicable, of approvals or waiting periods required under the HSR Act or any other applicable competition, merger control, antitrust or similar Law, if determined to be necessary by Buyer, in its sole discretion, and (c) such other consents, approvals, orders, authorizations, registrations, declarations, filings and notices set forth on Section 5.2 of the Disclosure Schedule and the failure of which to be obtained or made individually or in the aggregate would not impair in any material respect the ability of the Company or the Parent to perform its obligations under this Agreement or any agreement contemplated by this Agreement or prevent or materially impede or delay the consummation of the Merger or any of the other transactions contemplated under this Agreement. This Agreement has been duly executed and delivered by the Company and the Parent and, assuming due authorization, execution and delivery by the other Parties hereto, constitutes a valid, legal and binding obligation of the Company, enforceable against the Company and the Parent in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar Laws affecting creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(b) The execution and delivery by the Company and the Parent of this Agreement, the consummation of the Merger and the other transactions contemplated hereunder and the compliance by the Company and the Parent with the provisions of this Agreement, do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of the Company or the Parent under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the Constitutive Documents of the Company, (ii) any Contract to which the Company is a party or bound by or by which its assets or properties are bound or under which the Company has rights or benefits, (iii) any Contract to which the Parent or Synlogic is a party or bound by or by which its assets or properties are bound or under which the Parent or Synlogic has rights or benefits, in each case that relates to the Company, or (iii) any Law or Judgment applicable to the Company, the Parent, or Synlogic, or their respective assets or properties.

Section 5.3. Authorization.

(a) The Board of Directors of the Company, by unanimous written consent or at a meeting duly called and held at which all directors of the Company were present, duly and unanimously adopted resolutions (i) approving and declaring advisable the Merger, this Agreement and the other transactions contemplated hereby; (ii) determining that the Merger Consideration is fair to the shareholders of the Company and declaring that the Merger, this Agreement and the other transactions contemplated thereby are in the best interests of the Company’s shareholders; (iii) adopting this Agreement; (iv) authorizing the Company to enter into this Agreement and to consummate the Merger and the other transactions contemplated hereby and thereby, on the terms and subject to the conditions set forth in this Agreement; (v) directing that the Merger and this Agreement be submitted to the shareholders of the Company for a vote for adopting this Agreement and approving the Merger; and (vi) recommending that the Company’s shareholders vote to approve and adopt this Agreement and approve the Merger.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

No state takeover statute or similar statute or regulation applies or purports to apply to the Company with respect to the Merger, this Agreement or any other transaction contemplated hereby.

(b) The only votes or consent of holders of any class or series of Company Capital Stock necessary to approve and adopt the Merger, this Agreement and the other transactions contemplated hereby were the affirmative votes or consent of the holders of a majority of the outstanding shares of Company Capital Stock, voting together as a single-class (the “Shareholder Approval”).

(c) Prior to the date of this Agreement, no holder of Company Capital Stock had executed and delivered the Written Consent or Securityholder Support Agreement or cast a vote with respect to the Merger, and to the knowledge of the Company, no agreements or arrangements existed pursuant to which any such holders have agreed to do so.

Section 5.4. Capitalization.

(a) Section 5.4(a) of the Disclosure Schedule sets forth the authorized Capital Stock of the Company, including the number of (i) authorized and (ii) issued and outstanding shares of common stock, $0.001 par value per share (the “Company Common Stock”). The Company has never authorized or issued any shares of preferred stock or Company Convertible Securities.

(b) Section 5.4(b) of the Disclosure Schedule sets forth a complete and accurate list of the holders of Company Capital Stock, showing the number of shares of such Capital Stock, and the class or series of such shares, held by each such shareholder and, with respect to shares other than Company Common Stock, the number of shares of Company Common Stock (if any) into which such shares are convertible. The Company holds no shares of Company Capital Stock in its treasury. All of the issued and outstanding shares of Company Capital Stock have been duly authorized and validly issued, and are fully paid and nonassessable and have been offered, issued and sold by the Company in compliance with all applicable federal and state securities Laws. The shares of Company Capital Stock owned by each record holder listed on Section 5.4(b) of the Disclosure Schedule are owned free and clear of all Liens imposed by the Company or of which the Company has knowledge.

(c) There are no outstanding options, rights (including conversion rights, preemptive rights, co-sale rights, rights of first refusal or other similar rights) or agreements for the purchase or acquisition from the Company of any shares of Company Capital Stock.

(d) None of the shares of Company Capital Stock have been issued in violation of any Contract to which the Company is subject, bound or a party or otherwise. Except as set forth in this Section 5.4: (i) none of the shares of Company Capital Stock are subject to any subscription, option, call, commitment, right of first refusal, preemptive right, co-sale right, “drag-along” right, conversion right or other similar right under any Law, the Constitutive Documents of the Company, or any Contract to which the Company is subject, bound or a party or otherwise; (ii) the Company has no obligation (contingent or otherwise) to issue or otherwise sell any subscription, option, call, commitment, right of first refusal,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

preemptive right, convertible security, “phantom” stock right or other such right, or to issue, distribute or otherwise sell to holders of any shares of its Capital Stock any evidences of Indebtedness or assets of the Company; (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of Capital Stock, or other equity or voting interest in, the Company or any other Person or to pay any dividend or to make any other distribution in respect of its Capital Stock; (iv) the Company has no obligation (contingent or otherwise) to vote or dispose of any shares of its Capital Stock or other equity or voting interest; and (v) there are no outstanding or authorized stock appreciation rights, phantom stock awards or other rights that are linked in any way to the price of the Company Common Stock or the value of the Company or any part thereof. There are no equity securities of the Company reserved for issuance for any purpose.

(e) The Company does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, limited liability company, joint venture or other business association or entity. There is no Indebtedness that provides its holder with the right to vote on any matters on which shareholders of the Company may vote.

(f) As of the Closing Date, the information in Schedule I provided in accordance with Section 2.4(a)(i) is true, correct and complete.

Section 5.5. Compliance with Laws; Regulatory Matters.

(a) The Company is not in breach or violation of, or default under, and has never been in breach or violation of, or default under its Constitutive Documents. The Company and the Parent are, and since their formation have been, in material compliance with all applicable Laws and Judgments of any Governmental Entity applicable to them or to the conduct by the Company or the Parent of their respective business, or the ownership or use of any of their respective assets and properties, including the Leased Properties. Neither the Company nor the Parent have received, since their formation, a written or, to the Company’s knowledge and the Parent’s knowledge, oral notice or other communication alleging a possible violation by the Company or the Parent of any applicable Law or Judgment of any Governmental Entity applicable to their respective businesses or operations. No event has occurred nor, to the Company’s knowledge or the Parent’s knowledge, does any circumstance exist, that would reasonably be expected to give rise to any obligation on the part of the Company or the Parent to undertake, or to bear all or any portion of the cost of, any material remedial action of any nature.

(b) The Company’s engineered microbes and product candidates are being, and at all times have been, developed, tested, labeled, manufactured, stored, imported, exported and distributed, as applicable, in compliance in all material respects with all applicable Laws, including the FFDCA (including, as applicable, those requirements relating to GMP, GLP, GCP, investigational use, pre-market approval and applications to market a new pharmaceutical product and all Laws referred to in EudraLex Volume 10 (Guidelines for Clinical Trials)). The Company and its Affiliates have generated, prepared, maintained and retained all materials that are required to be generated, prepared, maintained or retained with respect to the Company’s engineered microbes and product candidates pursuant to, and in accordance with, GMP, GLP, GCP and other applicable Laws, and all such materials are true, correct and complete. Neither

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

the Company, the Parent, nor Synlogic have received written notice of or, to the knowledge of the Company, have received any other notice of, any pending or threatened Action from the FDA or any other Regulatory Entity alleging that any operation or activity of such Persons is in violation of the FFDCA or any analogous Laws promulgated by applicable Governmental Entities outside the U.S.

(c) The Company has not sponsored or conducted any Clinical Trial, IND, Exploratory IND or Exploratory CTA Study of any engineered microbes or product candidate. The Company is not currently administering and has never in the past administered, or authorized any Person to administer on its behalf, any engineered microbes or product candidates to any human subjects, and to the knowledge of the Company, no Person has ever administered any of the Company’s engineered microbes or product candidates to any human subjects. No filings, declarations, listings, registrations, reports or submissions, including INDs, adverse event or other safety reports (collectively, “Regulatory Submissions”) have been required to be filed with a Regulatory Entity with respect to a Delivered Microbe or activities conducted by or on behalf of the Company, and no Regulatory Submissions have been so made.

(d) To the extent required by applicable Legal Requirements, all preclinical studies and tests conducted by the Company, the Parent and Synlogic with respect to the Company’s engineered microbes or product candidates have been, and if still pending are being, conducted in material compliance with research protocols, GLP, GCP, and all applicable Legal Requirements, including the FFDCA and the Legal Requirements of the EMA and, to the knowledge of the Company, all preclinical studies and tests conducted on behalf of the Company have been or, if pending, are being conducted in material compliance, to the extent applicable with such practices and Legal Requirements. No preclinical study or test conducted by or on behalf of the Company has been terminated or suspended prior to completion on the basis of interim results, and no Regulatory Entity or clinical investigator that has participated or is participating in, or institutional review board that has or has had jurisdiction over, a preclinical study or test conducted by or on behalf of the Company has (i) notified the Company of any material adverse events with respect to such preclinical studies or tests or (ii) advised that such preclinical studies or tests be terminated or suspended prior to completion. Neither the Company, the Parent, nor Synlogic have received any written or, to the knowledge of the Company, oral, notices or other written correspondence from a Regulatory Entity requiring the termination, suspension or material modification of such preclinical studies or tests.

(e) Neither the Company, the Parent nor Synlogic have submitted any claim for payment to any government healthcare program related to any Product.

(f) All manufacturing operations conducted by or for the benefit of the Company, the Parent, or Synlogic with respect to the Delivered Microbes have been and are being conducted in material compliance with applicable Legal Requirements, including, to the extent applicable, GMP.

(g) Neither the Company, its Affiliates nor, to the knowledge of the Company, any Company Personnel has committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA or any other Regulatory Entity to, with respect to the Company, invoke its policy with respect to “Fraud,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” or any such similar policies set forth in any applicable Legal Requirements with respect to the Company.

(h) Neither the Company, the Parent, Synlogic nor, to the Company’s knowledge, any of their respective employees nor agents, have ever been, are currently, or are the subject of a proceeding that could lead to it or such employees or agents becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual, or listed on the FDA’s Disqualified/Restricted List.

(i) There are no Actions pending with respect to which the Company, the Parent, or Synlogic have been served and, to the knowledge of the Company, there are no other Actions pending, in each case, with respect to an alleged violation by Company, the Parent, or Synlogic of the FFDCA, the Controlled Substance Act or any other Laws promulgated by any Regulatory Entity that apply to the regulatory status of the Company’s products.

(j) Neither the Company, the Parent, nor Synlogic have, with respect to the Delivered Microbes, received any warning letter or untitled letter, report of inspectional observations, including FDA Form 483, establishment inspection reports, notices of violation, clinical holds, enforcement notices or other documents from any Regulatory Entity, or any institutional review board, independent ethics committee or similar body, alleging a lack of compliance by such Person with any Laws.

(k) The Company has provided or made available to Buyer true, correct and complete copies of all adverse information with respect to the safety and efficacy of the Company’s engineered microbes and product candidates.

(l) The Company has provided or made available to Buyer all written preclinical, clinical and other material experimental data in the Company’s possession relating to any of the Company’s engineered microbes and product candidates or the exploitation thereof relating to activities performed by or on behalf of the Company, and has not intentionally concealed from Buyer such data.

Section 5.6. Permits. The Company, the Parent and Synlogic validly hold and have in full force and effect in all material respects all Permits necessary for them to own, lease or operate their respective assets and properties and to carry on their respective businesses as now conducted or as currently contemplated to be conducted, and there has occurred no material violation of, or material default (with or without notice or lapse of time or both) under, or event giving to any Governmental Entity any right of termination, amendment or cancellation of, any such Permit. The Company, the Parent and Synlogic have complied in all material respects with the terms and conditions of all Permits issued to or held by such Persons, and such Permits will not be subject to suspension, modification, revocation or nonrenewal as a result of the execution and delivery of this Agreement or the consummation of the Merger or the other transactions contemplated hereunder. No Action is pending or, to the knowledge of the Company, threatened seeking the revocation or limitation of any Permit. Section 5.6 of the Disclosure Schedule lists each Permit issued or granted to or held by the Company, the Parent or Synlogic, true, correct and complete copies of which have been provided to Buyer. All of the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Permits listed on Section 5.6 of the Disclosure Schedule are held in the name of the Company, the Parent or Synlogic, and none are held in the name of any Company Personnel or agent or otherwise on behalf of the Company, the Parent or Synlogic.

Section 5.7. Financial Statements. Section 5.7 of the Disclosure Schedule sets forth (a) the consolidated unaudited balance sheets as of the most recent fiscal year end of the Company which ended at least one (1) month prior to the Schedule Delivery Date, and each of the preceding two (2) fiscal years end, together with the statements of income, cash flows and changes in stockholders’ equity for each of the fiscal years then ended, and (b) the unaudited consolidated balance sheet and statements of income, changes in shareholders’ equity and cash flows of the Company as of and for the period ended with the most recent month end for the month that ended at least thirty (30) days prior (such date, the “Most Recent Balance Sheet Date”); provided, however, the statements referred to in clause (a) above shall be audited if requested by the Buyer for the most recent fiscal year in accordance with Section 7.3(a). (The statements referred to in clauses (a) and (b) are referred to collectively as the “Financial Statements.”) The Financial Statements (i) have been prepared from the books and records of the Company and are consistent with the books and records of the Company, (ii) have been prepared in accordance with Accounting Standards, consistently followed throughout the periods indicated and (iii) present fairly, in all material respects, the consolidated financial condition, results of operations, stockholders’ equity and cash flows of the Company as of the respective dates thereof and for the periods referred to therein except that the unaudited Financial Statements do not contain footnotes. The Company has heretofore provided to Buyer a copy of all letters from such accountants with respect to such audits and their review of the Company.

Section 5.8. Absence of Changes or Events. Since the Most Recent Balance Sheet Date, (a) the Company has conducted its businesses only in the Ordinary Course of Business, (b) there has occurred no Material Adverse Change, nor, to the Company’s knowledge, any change, circumstance, development, state of facts, event or effect that would reasonably be expected to result in a Material Adverse Change, and (c) neither the Company nor the Parent have taken any actions that, if taken after the date of this Agreement, would constitute a breach of any of the covenants set forth in Section 7.1.

Section 5.9. Undisclosed Liabilities. The Company has no Liabilities, except for such Liabilities (a) set forth or adequately provided for in the balance sheet in the Financial Statements, (b) that have been incurred in the Ordinary Course of Business since the Most Recent Balance Sheet Date and which are not, individually or in the aggregate, material in amount or (c) set forth in Contracts and are to be performed solely after the Closing, other than obligations due to any breaches or non-performance thereunder or for indemnification for pre-Closing acts or omissions.

Section 5.10. Assets; Personal Property. The Company is the true and lawful owner and has good and valid title to all assets (tangible or intangible) reflected on the Most Recent Balance Sheet or thereafter acquired except those sold or otherwise disposed of for fair value or consumed in the Ordinary Course of Business since the Most Recent Balance Sheet Date and not in violation of this Agreement, in each case, free and clear of all Liens, other than Permitted Liens.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 5.11. Real Property.

(a) The Company owns no fee title to real property.

(b) Section 5.11(b)(i) of the Disclosure Schedule lists all interests in real property leased by the Company (each, a “Leased Property”), including the name and address of the landlord. The Company has delivered to Buyer complete and accurate copies of all documents relating to the use and/or occupancy of such real property, including all leases subleases, offers to lease or agreements to lease, lease guarantees, tenant estoppels, subordinations, non-disturbance, operating agreements and attornment agreements. With respect to each Leased Property, (i) the lease relating to such Leased Property is in writing and is valid and binding, in full force and effect and enforceable against the Company and, to the knowledge of the Company, the other parties thereto, in accordance with its terms, (ii) the Company is not and, to the knowledge of the Company, no other party to the lease relating to such Leased Property is, in breach or violation of, or in default under, such lease, (iii) no event, occurrence, condition or act has occurred, is pending or, to the knowledge of the Company is threatened, which, with the giving of notice, lapse of time, or the happening of any further event, occurrence, condition or act, would constitute a breach or default in any material respect by the Company or, to the knowledge of the Company, any other party to such lease, under such lease, or give rise to a right of termination, cancellation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under any such leases, (iv) there are no disputes, oral agreements or forbearance programs in effect between the Company and the lessor as to the lease relating to such Leased Property, (v) all rents and additional rents due on the lease relating to such Leased Property have been paid, (vi) the current use by the Company of the facilities located on such Leased Property does not violate any local zoning or similar land use requirement, including any Environmental Law or other Law in any material respect and (vii) all of the buildings, structures and appurtenances situated on the Leased Property are in good operating condition in all material respects and in a state of good maintenance and repair (ordinary wear and tear excepted), are adequate and suitable for the purposes for which they are presently being used and all necessary certificates and Permits for the occupancy and use of such real property have been obtained and are in full force and effect and, with respect to each, the Company has adequate rights of ingress and egress for operation of the Company’s business and operations.

Section 5.12. Contracts.

(a) Section 5.12(a) of the Disclosure Schedule lists the following Contracts that are in effect and to which the Company is a party or to which it, or any of its assets and properties, is bound (each such Contract, whether or not set forth in such section of the Disclosure Schedule, together with each Contract listed or required to be listed in Section 5.12(b) of the Disclosure Schedule, a “Listed Contract”):

(i) Contracts with officers, employees, directors, any Securityholder or independent contractors, other than Contracts which by their terms may be cancelled by the Company with notice of not more than [***] ([***]) [***] and without cancellation penalties or severance payments in excess of [***] Dollars ($[***]);

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(ii) any employment, service or consulting Contract;

(iii) Contracts that limit the freedom of the Company to compete in any line of business or geographic or therapeutic area or otherwise restricting the research, development, manufacture, marketing, distribution, sale, supply, license or marketing of the products and services that the Company currently plans to develop, or to make use of its Intellectual Property rights or which would so limit the freedom of the Company after the Closing Date;

(iv) Contracts containing any “non-solicitation” or “no-hire” provision that restricts the Company;

(v) leases, subleases or similar Contracts that the Company is a party to that is related to (A) any Leased Property or (B) any portion of any premises otherwise occupied by the Company and (C) any Personal Property Leases providing for lease payments in excess of [***] Dollars ($[***]) per year or any mortgage or other Lien thereto;

(vi) Contracts (or substantially related Contracts) for the purchase or sale of products or the furnishing or receipt of services (A) calling for performance over a period of more than one year, (B) requiring or otherwise involving payment by or to the Company of more than an aggregate of [***] Dollars ($[***]), (C) in which the Company has granted manufacturing rights, “most favored nation” pricing provisions or marketing or distribution rights relating to any products or Territory or (D) in which the Company has agreed to purchase a minimum quantity of goods or services or has agreed to purchase goods or services exclusively from a certain party;

(vii) Contracts (or letters of intent) involving the (A) disposition or acquisition of any product line, business or significant portion of the assets, properties or business of the Company, (B) any merger, consolidation or similar business combination transaction, or (C) any joint venture, partnership, joint product development, strategic alliance or co-marketing arrangement;

(viii) Contracts granting a Third Party any license or sublicense to any Company Intellectual Property, or pursuant to which the Company has been granted by a Third Party any license or sublicense to any Intellectual Property, or any other license, sublicense, option or other Contract relating in whole or in part to the Company Intellectual Property or the Intellectual Property of any other Person, except, in each case, for non-exclusive internal licenses to service providers enabling and limited to the performance of such services and standard end-user, internal use Software licenses for the use of commercial “shrink-wrapped” Software;

(ix) any Contracts to which the Company is a party relating to research services or Clinical Trials in respect of products (including Products) of the Company;

(x) any right of first refusal, right of first negotiation or right of first offer in favor of a party other than the Company;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(xi) Contracts (other than trade debt incurred in the Ordinary Course of Business) under which the Company has borrowed (or may borrow) any money from, or issued (or may issue) any note, bond, debenture or other evidence of Indebtedness to, any Person or Contracts (including so-called take-or-pay or keepwell agreements) under which (A) any Person (including the Company) has directly or indirectly guaranteed or assumed Indebtedness, Liabilities or obligations of the Company, (B) the Company has directly or indirectly guaranteed or assumed Indebtedness, Liabilities or obligations of any Person (in each case other than endorsements for the purpose of collection in the Ordinary Course of Business) or (C) under which the Company has made or will make, directly or indirectly, any advance, loan, extension of credit or capital contribution to, or other investment in, any Person (other than the Company) or any Contracts relating to the making of any such advance, loan, extension of credit, capital contribution or other investment;

(xii) mortgage or other Lien upon any real property, Leased Property or other assets;

(xiii) Contracts providing for indemnification of any Person;

(xiv) Contracts involving any resolution or settlement of any Action or other dispute with respect to, or any Contracts containing any covenant not to sue, concurrent use agreement, settlement agreement, pre-rights declarations, co-existence agreement or other consent with respect to, the Company Intellectual Property;

(xv) Contracts providing that the Company or any Company Personnel maintain the confidentiality of any information, or providing for any Person to maintain the confidentiality of any information material to the Company.

(xvi) Contracts not entered into in the Ordinary Course of Business;

(xvii) Contracts under which the consequences of a default or termination could reasonably be expected to result in a Material Adverse Change; and

(xviii) any other Contracts involving future payments in excess of [***] Dollars ($[***]).

(b) Section 5.12(b) of the Disclosure Schedule lists the following Contracts that are in effect and to which the Parent or Synlogic is a party or to which such Person, or any of their respective assets and properties, is bound and which Contract relates to the Company’s business and operations:

(i) Contracts that limit the freedom of the Company to compete in any line of business or geographic or therapeutic area or otherwise restricting the research, development, manufacture, marketing, distribution, sale, supply, license or marketing of the products and services that the Company or any Affiliate currently plans to develop, or to make use of any of their Intellectual Property rights or which would so limit the freedom of the Company after the Closing Date;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(ii) Contracts containing any “non-solicitation” or “no-hire” provision that restricts the Company;

(iii) Contracts (or substantially related Contracts) for the purchase or sale of products or the furnishing or receipt of services (A) in which the Company has granted manufacturing rights, “most favored nation” pricing provisions or marketing or distribution rights relating to any products or Territory or (B) in which the Company has agreed to purchase a minimum quantity of goods or services or has agreed to purchase goods or services exclusively from a certain party;

(iv) Contracts (or letter of intent) involving the (A) disposition or acquisition of any product line, business or significant portion of the assets, properties or business of the Company, (B) any merger, consolidation or similar business combination transaction, or (C) any joint venture, partnership, joint product development, strategic alliance or co-marketing arrangement;

(v) Contracts granting a Third Party any license or sublicense to any Company Intellectual Property, or pursuant to which the Company has been granted by a Third Party any license or sublicense to any Intellectual Property, or any other license, sublicense, option or other Contract relating in whole or in part to the Company Intellectual Property or the Intellectual Property of any other Person that relates to the Company’s business or operations, except, in each case, for non-exclusive internal licenses to service providers enabling and limited to the performance of such services and standard end-user, internal use Software licenses for the use of commercial “shrink-wrapped” Software;

(vi) Contracts involving any resolution or settlement of any Action or other dispute with respect to, or any Contracts containing any covenant not to sue, concurrent use agreement, settlement agreement, pre-rights declarations, co-existence agreement or other consent with respect to, the Company Intellectual Property; and

(vii) Contracts under which the consequences of a default or termination could reasonably be expected to result in a Material Adverse Change.

(c) Each Listed Contract is in full force and effect, and is valid and binding and enforceable in accordance with its terms against the Company, the Parent or Synlogic, as applicable, and, to the knowledge of the Company, the other parties thereto, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar Laws affecting creditors’ rights generally and general principles of equity, and (except for any Listed Contract between or among the Company, the Parent or Synlogic) has been negotiated in good faith on an “arm’s length” transaction basis. A true, correct and complete copy of each written Listed Contract and a true, correct and complete summary of each oral Listed Contract have been provided to Buyer. There is no violation, breach (including anticipatory breach) or default under any Listed Contract by the Company, the Parent or Synlogic, as applicable, or, to the knowledge of the Company, by any other party thereto, and no event has occurred or condition exists that with the lapse of time or the giving of notice or both would constitute a default thereunder in any material respect by the Company, the Parent or Synlogic, as applicable, or, to the knowledge of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

the Company, any other party thereto, and neither the Company, the Parent, nor Synlogic, as applicable, have received or given notice of any default or claimed or purported or alleged default or state of facts which, with notice or lapse of time or both, would constitute a default on the part of any party in the performance or payment of any Listed Contract. No notice, waiver, consent or approval is required (or the lack of which would give rise to a right of termination, cancellation or acceleration of, or entitle any party to accelerate, whether after the giving of notice or lapse of time or both, any obligation under the Listed Contracts) under or relating to any Listed Contract in connection with the execution, delivery and performance of this Agreement or the consummation of the Merger or any of the other transactions contemplated hereby and thereby. Immediately following the Effective Time, each Listed Contract will continue to be in full force and effect, and valid, binding and enforceable in accordance with its terms against the Company, the Parent or Synlogic (as the case may be).

Section 5.13. Intellectual Property.

(a) The Company owns, licenses, sublicenses or otherwise possesses legally enforceable rights to use all Intellectual Property necessary or material (i) to the conduct of the business of the Company as and where currently conducted, and as contemplated to be conducted pursuant to the Research Plan, and (ii) for the development and manufacture of the Delivered Microbes and the development of the Products. The Company owns, licenses, sublicenses or otherwise possesses all Intellectual Property rights relating to and necessary or useful for the discovery, development and manufacture of Delivered Microbes under the Research Plan and the development of the Products. Section 5.13(a) of the Disclosure Schedule sets forth a true, correct and complete list of all Patent Rights, Marks and applications therefor and Copyrights within Company Intellectual Property that are (i) owned by the Company, jointly or exclusively (“Owned Intellectual Property”) or (ii) licensed by the Company (other than for standard end-user, internal use Software) (“Licensed Intellectual Property”). For each Patent Right listed therein, Section 5.13(a) of the Disclosure Schedule indicates the title, country, inventors, application number, patent number, filing date, issue date (if issued), any continuity relationship (such as continuation, continuation-in-part, divisional) with respect to any other Patent Right whether such item is in effect, expired or abandoned, and, if applicable, the license agreement pursuant to which the Company has legally enforceable rights to such Patent Right. For Owned Intellectual Property that is jointly owned, Section 5.13(a) of the Disclosure Schedule indicates any other Person which has an interest in such Intellectual Property, and the nature of the interest. For Licensed Intellectual Property, Section 5.13(a) of the Disclosure Schedule indicates the identity of the licensor and the exclusive or non-exclusive nature of such license. Complete and correct copies of all items of Company Intellectual Property that have been reduced to writing or other tangible form have been provided or made available by the Company to Buyer (including true, correct and complete copies of all related licenses, and amendments and modifications thereto).

(b) The Owned Intellectual Property is owned on an exclusive basis, free and clear of any Liens or any other claims, including any claim of priority, ownership or other right by any inventor of any Patent Right. The Company has the legal power to convey to a successor all of its ownership and license interests in the Company Intellectual Property. Each of the Patent Rights listed in Section 5.13(a) of the Disclosure Schedule properly identifies each and every inventor of the claims thereof as determined in accordance with applicable Laws of the jurisdiction in which such Patent Right is issued or pending.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(c) All Patent Rights and Marks owned by the Company have been properly assigned to the Company, and all such assignments have been properly recorded in the U.S. Patent and Trademark Office (“PTO”) or any appropriate foreign patent or trademark office, to the extent the PTO and/or the foreign patent or trademark office permits such recording. Copyrights owned by third parties and used by the Company have been properly assigned to Company, and Company’s rights to owned Copyrights have been reasonably secured. The Company has no knowledge of any facts that exist which would reasonably be expected to give rise to an Action by any Person relating to a claim of priority to, the ownership, licensing, infringement, validity, enforceability, or use of the Company Intellectual Property.

(d) The Company does not pay or receive any royalty to or from anyone with respect to any Company Intellectual Property, nor has the Company licensed anyone to commercially exploit any of the Company Intellectual Property, other than pursuant to the License Agreement.

(e) Section 5.13(e) of the Disclosure Schedule sets forth a true, correct and complete list of all Contracts to which the Company is a party or by which it is bound pursuant to which the Company has licensed, in or out, obtained or granted an option to license or obtained or granted a covenant not to sue under Company Intellectual Property other than, in the case of Know-How or other trade secrets, confidentiality agreements entered into in the Ordinary Course of Business, and licenses for the use of commercial “shrink-wrapped” Software.

(f) There are no pending or, to the knowledge of the Company, contemplated Actions relating to any Company Intellectual Property to which the Company is party, nor has the Company received written communication from any Person threatening the institution of any Action relating to any Company Intellectual Property. The Company has not received written notice of, and to the knowledge of the Company there are no, ongoing interferences, oppositions, reissues, reexaminations or other proceedings (including ex parte and post-grant proceedings) involving any of the Patent Rights listed in Section 5.13(a) of the Disclosure Schedule with the PTO or in any foreign patent office or similar Governmental Entity.

(g) All rights of the Company in and to the Company Intellectual Property will be unaffected by the Merger and the other transactions contemplated hereunder.

(h) The Company is not subject to any Judgment with respect to, nor has it entered into or is it a party to, any Contract which restricts or impairs the Company’s practice of any of the Company Intellectual Property. To the knowledge of the Company, neither the use of Company Intellectual Property as practiced by the Company nor the contemplated manufacture, use, sale, offer to sell or import of any product currently under clinical development by the Company, infringes or would infringe upon any Intellectual Property of any Third Party. To the knowledge of the Company, the conduct of the business of the Company has not, and will not have (after successful commercialization of any Product), interfered with, infringed, violated or constituted a misappropriation of any Intellectual Property of any Third Party. The Company has not received any written or, to the knowledge of the Company, oral, charge, complaint,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

claim, demand or notice alleging any such interference, infringement, violation or misappropriation (including any such claim that the Company must license or refrain from using any Intellectual Property).

(i) The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to any Company Intellectual Property and no Actions have been asserted against the Company in writing or, to the knowledge of the Company been otherwise threatened by any Person with respect to the validity or enforceability of, or the Company’s ownership of or right to use, the Company Intellectual Property and, to the knowledge of the Company, there is no fact or circumstance that could reasonably be expected to serve as a basis for any such Action.

(j) The issued Patent Rights owned by the Company are valid, have not lapsed, are enforceable, and have been properly maintained and, to the knowledge of the Company, the issued Patent Rights within the Licensed Intellectual Property are valid, have not lapsed, are enforceable, and have been properly maintained. The Company has provided or made available to Buyer, true, correct and complete copies of the file wrapper and other documents and materials relating to the prosecution, maintenance, validity and enforceability of the Patent Rights within the Company Intellectual Property.

(k) To the knowledge of the Company, no Third Party has interfered with, infringed violated or misappropriated, or is currently interfering with, infringing, violating or misappropriating any rights under the Company Intellectual Property.

(l) Except for those Patent Rights, Marks and Copyrights identified in Section 5.13(a) of the Disclosure Schedule as having been abandoned or expired, no item of Owned Intellectual Property or, to the knowledge of the Company, Licensed Intellectual Property, has been finally judged or finally determined to be invalid or unenforceable, or has lapsed, expired or been abandoned or canceled or, to the knowledge of the Company, is the subject of cancellation or any other adversarial proceeding. The Company has diligently prosecuted in accordance with applicable Laws, and has timely made all filings and paid all fees required to be paid or filed in connection with the continued prosecution of, the patent applications listed in Section 5.13(a) of the Disclosure Schedule that are owned by the Company or for which the Company has controlled prosecution. In respect of the patent applications listed in Section 5.13(a) of the Disclosure Schedule that are owned by the Company or for which the Company has controlled prosecution, the Company and its Affiliates have presented all references, documents or information that it and the inventors had a duty to disclose under applicable Laws, including 37 C.F.R. 1.56 or its foreign equivalent, to the relevant patent examiner at the relevant patent office.

(m) The Company has taken all reasonable precautions to maintain the confidentiality of all the Company’s Know-How. The Company’s Know-How has been maintained in confidence in accordance with the protection procedures customarily used by companies in the same industry as the Company to protect rights of like importance. All disclosure of such Know-How to, and use by, any Third Party (other than (i) regulators, accountants and counsel, in each instance acting in their professional capacities, or (ii) pursuant to an applicable Judgment) has been pursuant to the terms of a written confidentiality and limited use agreement between such Third Party and the Company or an Affiliate of the Company and,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

to the knowledge of the Company, no Third Party has breached any such agreement. The Company has not breached any agreements of non-disclosure or confidentiality to which it is a party, and has not received notice of any claim or allegation of any such breach. All Company Personnel who have contributed to or participated in the conception or development of any Company Intellectual Property have executed and delivered to the Company or Synlogic a confidentiality agreement restricting such Person’s right to disclose and use proprietary information and materials of the Company, the current form of which has been made available to Buyer. All Company Personnel either (A) have been party to a “work-for-hire” Contract with the Company or Synlogic, in accordance with applicable Law, that has accorded the Company or Synlogic the sole and exclusive ownership of all tangible and intangible property arising in the course of such Company Personnel’s services on behalf of the Company or Synlogic or (B) have executed appropriate instruments assigning, or agreements to assign, to the Company or Synlogic the sole and exclusive ownership of all Intellectual Property conceived during the course of their employment. To the knowledge of the Company, no Company Personnel is in violation of any term of any assignment or other agreement regarding the protection of the Company Intellectual Property, or of any employment Contract regarding the relationship of such Person with the Company. No Company Personnel has any claim against the Company in connection with such Person’s involvement in the conception and development of any Company Intellectual Property and no such claim has been asserted or, to the knowledge of the Company, threatened. No Company Personnel has any Patent Rights for any device, process, design or invention of any kind that is now used or needed by the Company in the furtherance of its current business operations, which Patent Rights have not been assigned to the Company, with such assignment duly recorded with the PTO or in any foreign patent office or similar Governmental Entity.

(n) None of the inventions claimed in the Patent Rights owned by the Company (i) were conceived, discovered, developed or otherwise made in connection with any Research Activities funded, in whole or in part, by the federal government of the U.S. or any agency thereof, (ii) are a “subject invention” as that term is described in 35 U.S.C. § 201(f) and (iii) are otherwise subject to the provisions of the Bayh-Dole Act.

(o) Complete and correct copies of all items of Company Intellectual Property that have been reduced to writing or other tangible form have been provided or made available by the Company to Buyer.

(p) The Company has no obligations to remunerate any Person in respect of any Company Know-How and Intellectual Property rights therein that has been assigned to the Company or its Affiliate(s) other than the payment of amounts due for services rendered under a “work-for-hire” or similar Contract with the Company.

(q) Each University License is valid and enforceable, and neither Synlogic nor, to the Company’s knowledge, any of the other parties thereto is in breach or violation of any obligation therein in any material respect. The Company has provided or made available a true and complete copy of each University License to the Buyer prior to the Execution Date.

(r) The Company’s Patent Rights have been properly filed and prosecuted and Synlogic (i) is the sole owner of the Synlogic Patent Rights and (ii) the sole and exclusive or non-exclusive (as set forth in, and except for the reserved rights expressly set forth in, the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

University Licenses) licensee of the Patent Rights described therein. Except for the License Agreement, neither Synlogic nor any of its Affiliates is a party to or otherwise bound by any oral or written contract or agreement that will result in any Person obtaining any interest in, or that would give to any Person any right to assert any claim in or with respect to, any rights granted by Synlogic under this Agreement.

(s) Neither Synlogic nor any of its Affiliates (i) has granted any right, license, encumbrance, consent or privilege that is inconsistent with the rights granted pursuant to the License Agreement or (ii) has entered into any agreements, whether oral or written, that are inconsistent with its obligations under the License Agreement.

Section 5.14. Litigation. There is no Action that is pending or, to the knowledge of the Company, threatened against the Company, (or, to the Company’s knowledge, any of the Company’s Affiliates or any holders of Company Capital Stock or directors, officers, agents or employees of the Company, to the extent such Actions directly relate to the Company) or any assets or properties of the Company. There are no Judgments outstanding against the Company, (or, to the Company’s knowledge, any of the Company’s Affiliates or any holders of Company Capital Stock or directors, officers, agents or employees of the Company, to the extent such Judgments directly relate to the Company) or any assets or properties of the Company. Since the Company’s formation, there has not been any Action in respect of the Company that (a) resulted in a Judgment against or settlement by the Company (whether or not such Judgment or settlement was paid, in whole or in part, by an insurer of the Company or other Third Party), (b) resulted in any equitable relief or (c) relates to the Merger and the other transactions contemplated by this Agreement. There is no Action pending by the Company (or any of the Company’s Affiliates to the extent such Actions relate to the Company), or which the Company (or any of the Company’s Affiliates to the extent such Actions relate to the Company) intends to initiate, against any other Person. To the knowledge of the Company, there is no fact or circumstance that could reasonably be expected to serve as a basis for an Action against the Company (or any of the Company’s Affiliates to the extent such Actions relate to the Company).

Section 5.15. Taxes.

(a) All Tax Returns with respect to the Company that are required to have been filed have been duly and timely filed (taking into account any timely and valid extensions of time to file) with the appropriate Taxing Authority, and such Tax Returns were and are true, correct and complete in all respects. All Taxes owed by the Company (whether or not shown as due and payable on any Tax Returns) have been timely paid.

(b) All Taxes that the Company has been required to deduct, collect or withhold in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other Third Party, have been duly deducted, collected or withheld and have been duly and timely paid to the appropriate Taxing Authority, and the Company has complied in all respects with all associated or related reporting and record keeping requirements.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(c) No Action concerning any Liability for Taxes of the Company has been raised by a Taxing Authority and, to the knowledge of the Company, no such Action is pending, being conducted or claimed. The Company has provided or made available to Buyer true, correct and complete copies of all Tax Returns, examination reports, and statements of deficiencies filed, assessed against, or agreed to by the Company during the preceding three (3) years.

(d) There are no Liens for Taxes (other than statutory liens for current Taxes not yet due and payable for which appropriate reserves are being maintained in accordance with Accounting Standards) on the assets and properties of the Company.

(e) No claim has ever been received from a Taxing Authority, in a jurisdiction where the Company does not file Tax Returns or does not pay Taxes, that the Company is (or may be) required to file Tax Returns in or be subject to Tax by that jurisdiction.

(f) No agreement or arrangement extending, or having the effect of extending, the period of assessment or collection of any Taxes payable by the Company is in effect, and the Company is not the beneficiary of any extension of time within which to file any Tax Return that has not been filed. There is no power of attorney given by or binding upon the Company with respect to Taxes. No closing agreements, private letter rulings, technical advice memorandum or similar agreements or rulings relating to Taxes have been entered into or issued by any Taxing Authority with or in respect of the Company.

(g) The unpaid Taxes of the Company did not (i) as of the Most Recent Balance Sheet Date exceed the reserve for Taxes (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth thereon, and (ii) will not, as of the Closing Date, exceed either (A) that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Returns or (B) the reserve for Taxes set forth in the Estimated Closing Date Working Capital.

(h) No Net Operating Losses or other Tax attributes of the Company are subject to limitation under Code Sections 382, 383 or 384, or comparable provisions of domestic or foreign Tax Law.

(i) The Company will not be required to include any item of income in, or exclude any item of deduction from, Taxable income for any Post-Closing Tax Period as a result of any (i) change in method of accounting for a Pre-Closing Tax Period, (ii) installment sale or open transaction disposition made in a Pre-Closing Tax Period or (iii) prepaid amount received or paid in a Pre-Closing Tax Period. There is no income of the Company that will be required under applicable domestic or foreign Tax Law to be reported by the Surviving Corporation or any of its Affiliates in a Post-Closing Tax Period which Taxable income was realized (or reflects economic income) arising from a Pre-Closing Tax Period.

(j) The Company is not, and has never been, a “United States real property holding corporation” within the meaning of Code Section 897.

(k) The Company is not, and has never been, a member of an affiliated group of corporations filing a consolidated federal income Tax Return (other than an affiliated group for which the common parent is the Company). The Company has no Liability for the Taxes of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

any Person under Treasury Regulations Section 1.1502-6 (or comparable provision of domestic or foreign Tax Law), as a transferee or successor, by Contract, or otherwise, except for any obligation to withhold and pay Tax as required by Law under the Services Agreement.

(l) The Company has not constituted a “distributing corporation” or a “controlled corporation” in a distribution qualifying or purported to qualify for Tax-free treatment (in whole or in part) under Code Section 355(a) or under analogous provisions of domestic or foreign Tax Law.

(m) The Company is not, and has never been, a “passive foreign investment company” as defined in Code Section 1297(a) or a “personal holding company” as defined in Code Section 542(a). No non-U.S. Subsidiary has any investment in United States property within the meaning of Code Section 956, is or has been engaged or treated as engaged in a U.S. trade or business for U.S. federal income Tax purposes, or is subject to any “gain recognition agreements.” No Subsidiary is a “surrogate foreign corporation” within the meaning of Code Section 7874 nor is any Subsidiary treated as a U.S. corporation under Code Section 7874. The Company is in compliance in all materials respects with and maintains all appropriate documentation for transfer pricing requirements. Neither the Surviving Corporation nor any of its Affiliates would be required to include any amount in gross income pursuant to Code Section 951 with respect to any Subsidiary if the Taxable year of such Subsidiary were deemed to end on the day after the Closing Date (but not taking into account any activities or income of any such Subsidiary on such day). The Company has no office, fixed place of business, or “permanent establishment” in, is not engaged in business in, or is not required to file Tax Returns or pay Taxes in, any country other than as set forth on Section 5.15(m) of the Disclosure Schedule.

(n) Other than any withholding required by Law under the Services Agreement, the Company is not a party to, or otherwise bound by or subject to, any Tax sharing, allocation or indemnification or similar agreement, provision or arrangement, nor does the Company owe any amount under any such agreement, provision or arrangement.

(o) The Company is not a party to any joint venture, partnership or other arrangement or Contract which could be treated as a partnership under the Code or any other provision of domestic or foreign Tax Law.

(p) The Company does not own any property of a character, the indirect transfer of which, pursuant to the transactions contemplated in this Agreement, would give rise to any Transfer Taxes.

(q) The Company has not been a party to a transaction that is or is substantially similar to a “reportable transaction” as such term is defined in Treasury Regulations Section 1.6011-4(b) or any “tax shelter” within the meaning of Code Section 6662, or any other transaction requiring disclosure under analogous provisions of domestic or foreign Tax Law.

(r) None of the execution and delivery of this Agreement (by itself or together with any ancillary agreements), the consummation of any transaction pursuant to this Agreement or contemplated hereby, or the conduct of the business of the Company will constitute a triggering event under any policy, Contract, arrangement or commitment, whether or not legally enforceable, which (either alone or upon the occurrence of any other event) will or may result in any “parachute payment” (as defined in Section 280G of the Code).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 5.16. Insurance. Section 5.16 of the Disclosure Schedule contains a complete and accurate list of all policies of fire, liability, workers’ compensation, title and other forms of insurance owned, held by or otherwise applicable to the assets, properties or operations of the Company, and the Company has heretofore delivered or made available to Buyer a complete and accurate copy of all such policies, including all occurrence based policies applicable to the assets, properties or operations of the Company for all periods prior to the Closing Date. All such policies (or substitute policies with substantially similar terms and underwritten by insurance carriers with substantially similar or higher ratings) are valid and subsisting and in full force and effect in accordance with their terms, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and no notice of cancellation or termination (or any other threatened termination) has been received with respect to any such policy. Such policies are sufficient for compliance by the Company with (i) all requirements of applicable Law and (ii) all Contracts to which the Company is a party or Contracts otherwise related to the Company’s business and operations, and the Company has complied in all material respects with the provisions of each such policy under which it is an insured party. Neither the Company, the Parent, nor Synlogic are in default in any material respect under any of such insurance policies, and, to the Company’s knowledge, there exists no event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default thereunder. Neither the Company, the Parent, nor Synlogic have been refused any insurance or suffered the cancellation of any insurance with respect to the assets, properties, business or operations of the Company by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance, during the last five (5) years. There are no pending or, to the knowledge of the Company, threatened claims under any insurance policy.

Section 5.17. Benefit Plans.

(a) The Company does not have and has never entered into or otherwise established any of the following, whether or not reduced to writing: (i) any “employee benefit plans,” within the meaning of Section 3(3) of ERISA; (ii) any stock option, stock purchase, restricted stock, phantom stock, stock unit, stock appreciation right or other equity or equity-based plans, agreements, programs, policies or arrangements; (iii) any annual or other bonus, incentive, change in control, retention, transaction, severance or separation pay plans, agreements, programs, policies or arrangements, including any employment or consulting agreements; or (iv) any other material benefit or fringe benefit plans, agreements, programs, policies or arrangements, in each case ((i), (ii), (iii) and/or (iv)) that is sponsored, maintained or contributed to by the Company or any predecessor or any ERISA Affiliate (or with respect to which the Company has any Liability for the payment of benefits, insurance premiums, contributions, taxes, interest or penalties) and that benefits or is intended to benefit one or more current or former employees, officers, directors or independent contractors of the Company or any beneficiary of any of the foregoing.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b) None of the execution and delivery of this Agreement or any ancillary agreements, the consummation of the transactions contemplated hereby or thereby, or the conduct of the business of the Company will (i) terminate or modify, or give any present or former provider of services a right to terminate or modify, the provisions or terms of any policy, Contract, arrangement or commitment, whether or not legally enforceable (including employment agreements) or (ii) result in any payment or benefits (whether of severance pay or otherwise) or any acceleration of, vesting of or increase in payments or benefits to any employee or former employee or director of, or other present or former provider of services to, the Company.

Section 5.18. Employee and Labor Matters. Other than through the Services Agreement, the Company has not at any time employed or otherwise engaged any employees or individuals acting as independent contractors or consultants.

Section 5.19. Environmental Matters. The Company (and any of the Company’s Affiliates to the extent such Environmental Laws relate to the Company) has complied in all material respects at all times with all, and is not in violation in any material respect of any, applicable Environmental Laws. The Company (and any of the Company’s Affiliates to the extent such Permits relate to the Company) is in compliance in all material respects with all material Permits required for its operations pursuant to applicable Environmental Laws. The Company (and any of the Company’s Affiliates to the extent such Judgment or indemnity relates to the Company) is not subject to any Judgment of any Governmental Entity, or any indemnity of any Third Party, relating to liability under any Environmental Law. There is no circumstance involving the Company (or any of the Company’s Affiliates to the extent such Environmental Laws relate to the Company) that would reasonably be expected to result in any material claims, liability, investigations, costs or restrictions on the ownership, use or transfer of any property in connection with any Environmental Law. Copies of all environmental reports, studies, assessments, sampling data and other environmental information in the possession of the Company, the Parent or Synlogic that relates to the Company or any real property currently or formerly occupied or operated in connection with the business of the Company have been made available to Buyer. The Company (or any of the Company’s Affiliates to the extent such Environmental Laws relate to the Company) has not received any written notice, demand, letter, claim or request for information from any Governmental Entity or other Person indicating that it may be in violation of, or subject to liability under, any Environmental Law or regarding any actual, alleged, possible or potential liability arising from or relating to the presence, generation, manufacture, production, transportation, importation, use, treatment, refinement, processing, handling, storage, discharge, release, emission or disposal of any Hazardous Material used by the Company (or any of the Company’s Affiliates to the extent such use relates to the Company).

Section 5.20. State Takeover Statutes. The Board of Directors of the Company has unanimously approved the terms of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement, and such approval represents all the actions necessary to render inapplicable to this Agreement and to the Merger and the other transactions contemplated by this Agreement, the restrictions on “business combinations” set forth in Section 203 of the DGCL, to the extent such restrictions would otherwise be applicable to this Agreement, the Merger and the other transactions contemplated by this Agreement. No other state takeover statute or similar statute or regulation applies to this Agreement, the Merger or the other transactions contemplated by this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 5.21. Relationships with Suppliers. No supplier of the Company (or the Parent or Synlogic to the extent relating to the Company) has canceled or otherwise terminated, or provided notice of its intent, or, to the knowledge of the Company, threatened, to terminate its relationship with the Company, the Parent or Synlogic, or decreased or limited in any material respect, or provided notice of its intent, or, to the knowledge of the Company, threatened, to decrease or limit in any material respect, its purchases from or sales to the Company, the Parent or Synlogic.

Section 5.22. Bank Accounts. Section 5.22 of the Disclosure Schedule contains a true, correct and complete list of all bank accounts maintained by the Company and, if any, its Subsidiaries, including each account number and the name and address of each bank and the name of each Person who has signature power with respect to each such account.

Section 5.23. Transactions with Affiliates. No Affiliate of the Company (a) owns or has any interest in any property (real or personal, tangible or intangible), Company Intellectual Property or Contract used in or pertaining to the business of, the Company, (b) has any Action against the Company or (c) owes any money to, or is owed any money by (other than, with respect to any Affiliate who is an employee of the Company, wages payable in the Ordinary Course of Business), the Company. Neither the Company nor, to the Company’s knowledge, any Affiliate of the Company, nor, to the Company’s knowledge, any officer, director or employee of the Company, possesses, directly or indirectly, any financial interest in, or is a director, officer or employee of, any Person that is a supplier, lessor or lessee of the Company. Ownership of securities of a Person whose securities are registered under the Securities Exchange Act of 1934, as amended, of three percent (3%) or less of any class of such securities shall not be deemed to be a financial interest for purposes of this Section 5.23.

Section 5.24. Brokers. The Company has no Liability to any investment banker, broker, finder, consultant or intermediary in connection with the Merger or the other transactions contemplated hereunder.

Section 5.25. Anticorruption Matters.

(a) Neither the Company, the Parent, Synlogic nor any of their respective Subsidiaries, nor, to the Company’s knowledge, any Representatives of such Persons acting on their behalf has, directly or indirectly, (i) taken any action in violation of any applicable anticorruption Law, including the U.S. Foreign Corrupt Practices Act (“FCPA”) (15 U.S.C. § 78 dd-1 et seq.), or (ii) offered, paid, given, promised to pay or give, or authorized the payment or gift of anything of value, directly or indirectly, to any Public Official, for purposes of (A) influencing any act or decision of any Public Official in his or her official capacity, (B) inducing such Public Official to do or omit to do any act in violation of his or her lawful duty, (C) securing any improper advantage or (D) inducing such Public Official to use his or her influence with a Governmental Entity, or commercial enterprise owned or controlled by any Governmental Entity (including state-owned or controlled veterinary or medical facilities), in order to assist the Company or any of its Subsidiaries or any Person related to the Company or any of its Subsidiaries, in obtaining or retaining business.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b) None of the Representatives of the Company, the Parent, Synlogic or any of their respective Subsidiaries are themselves Public Officials.

(c) There have been no false or fictitious entries made in the books or records of the Company or any of its Subsidiaries relating to any payment that the FCPA prohibits, and neither the Company nor any of its Subsidiaries has established or maintained a secret or unrecorded fund for use in making any such payments.

(d) The Company does not have knowledge of any pending issues with respect to violation of any applicable anticorruption Law, including the FCPA, relating to the Company.

Section 5.26. Export Controls and Sanctions Matters.

(a) Neither the Company, the Parent, Synlogic nor any of their respective Subsidiaries, nor, to the Company’s knowledge, any Representatives of such Persons acting on their behalf has, directly or indirectly, taken any action in violation of any applicable export control Law, trade or economic sanctions Law, or antiboycott Law, in the U.S. or any other jurisdiction, including: the Arms Export Control Act (22 U.S.C.A. § 2278), the Export Administration Act (50 U.S.C. App. §§ 2401-2420), the International Traffic in Arms Regulations (22 C.F.R. 120-130), the Export Administration Regulations (15 C.F.R. 730 et seq.), the Office of Foreign Assets Control Regulations (31 C.F.R. Chapter V), the Customs Laws of the United States (19 U.S.C. § 1 et seq.), the International Emergency Economic Powers Act (50 U.S.C. § 1701-1706), the U.S. Commerce Department antiboycott regulations (15 C.F.R. 560), the U.S. Treasury Department antiboycott requirements (26 U.S.C. § 999), any other export control regulations issued by the agencies listed in Part 730 of the Export Administration Regulations, or any applicable non-U.S. Laws of a similar nature.

(b) Neither the Company, the Parent, Synlogic nor any of their respective Subsidiaries, nor, to the Company’s knowledge, any Representatives of such Persons acting on their behalf is listed on the U.S. Office of Foreign Assets Control “Specially Designated Nationals and Blocked Persons” or any other similar list.

Section 5.27. Disclosure. No representation or warranty of the Company contained in this Agreement or any other agreement or instrument furnished by the Company pursuant to this Agreement, and no information included in any disclosure to the shareholders of the Company relating to the Merger, this Agreement, or the other transactions contemplated hereunder (as of the date of such disclosure), contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF BUYER AND MERGER SUB

As an inducement to Parent and Company to enter into this Agreement and to consummate the transactions contemplated by this Agreement, each of Buyer and Merger Sub hereby represent and warrant to Parent and Company on the date hereof and, if the transactions contemplated by this Agreement are consummated, as of the Closing Date, as follows:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 6.1. Organization and Standing. Each of Buyer and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation.

Section 6.2. Power and Authority; Binding Agreement. Each of Buyer and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement, to consummate the Merger and the other transactions contemplated hereunder, and to perform its obligations hereunder and thereunder. The execution and delivery by Buyer and Merger Sub of this Agreement, and the consummation by Buyer and Merger Sub of the Merger and the other transactions contemplated hereunder, have been duly authorized by all necessary corporate action on the part of Buyer and Merger Sub, and no other proceedings on the part of Buyer or Merger Sub are necessary to authorize this Agreement or to consummate the Merger and the other transactions contemplated hereunder other than (a) the filing of the Certificate of Merger with the office of the Secretary of State of the State of Delaware and (b) the filing of a premerger notification and report form under the HSR Act, if necessary. This Agreement has been duly executed and delivered by Buyer and Merger Sub and, assuming the due execution of this Agreement by the other parties hereto, constitutes a valid and binding obligation of Buyer and Merger Sub, enforceable against Buyer and Merger Sub in accordance with its terms, subject only to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar Laws affecting creditors’ rights generally and general principles of equity.

Section 6.3. Noncontravention.

(a) The execution and delivery by Buyer and Merger Sub of this Agreement, the consummation of the Merger and the other transactions contemplated hereunder and the compliance by Buyer and Merger Sub with the provisions of this Agreement will not (i) result in the breach of any of the terms or conditions of, or constitute a default under or violate, as the case may be, the Constitutive Documents of Buyer or Merger Sub, or any material Contract to which Buyer or Merger Sub is bound, or by which any of their respective assets or properties may be affected or (ii) violate any Law or Judgment applicable to Buyer or Merger Sub, other than any such breaches, defaults or violations that individually or in the aggregate are not likely to impair in any material respect the ability of each of Buyer and Merger Sub to perform its obligations under this Agreement, or prevent or materially impede or delay the consummation of the Merger or any of the other transactions contemplated hereunder.

(b) No consent, approval, order or authorization of, registration, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to Buyer or Merger Sub in connection with the execution and delivery by Buyer and Merger Sub of this Agreement, the consummation by Buyer and Merger Sub of the Merger and the other transactions contemplated by this Agreement or the compliance by Buyer and Merger Sub with the provisions of this Agreement, except for (i) the filing of a premerger notification and report form under the HSR Act, if any, (ii) the filing of the Certificate of Merger with the office of the Secretary of State of the State of Delaware and appropriate documents with the relevant

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

authorities of other states in which the Company is qualified to do business and (iii) such other consents, approvals, orders, authorizations, registrations, declarations, filings and notices, the failure of which to be obtained or made individually or in the aggregate would not impair in any material respect the ability of each of Buyer and Merger Sub to perform its obligations under this Agreement, or prevent or materially impede or delay the consummation of the Merger or any of the other transactions contemplated hereunder.

Section 6.4. Sufficient Funds. As of the Effective Time and as of the date any Contingent Payment or Earned Royalties becomes payable hereunder Buyer will have access to funds in an amount sufficient to enable Buyer to pay all amounts payable to the Securityholders on the terms contemplated hereby.

Section 6.5. Brokers. Buyer has not employed or entered into any Contract with any investment banker, broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement, pursuant to which the Securityholders could be liable for the fee or commission of such investment banker, broker, finder, consultant or intermediary, or for any similar fee or commission in connection with the Merger, this Agreement or the other transactions contemplated hereunder.

ARTICLE 7

CERTAIN COVENANTS

Section 7.1. Conduct of Business.

(a) From the date hereof to the Closing Date or date of termination of this Agreement (the “Collaboration Period”), the Company shall (and shall cause any Subsidiary to), except as expressly permitted by the terms of this Agreement: (i) conduct its business in the Ordinary Course of Business; (ii) use Commercially Reasonable Efforts to complete the Research Activities as described more fully in ARTICLE 9 and the Research Plan (it being understood that, if the JRC determines that the continuation of the Research Activities would be scientifically unviable, then the Company may cease such activities); (iii) use Commercially Reasonable Efforts to keep its physical assets in good working condition, to preserve, maintain the value of, renew, extend, protect the confidential nature of and legal protections applicable to and keep in full force and effect all material Company Intellectual Property, and to maintain good working relationships with the Company’s lenders, creditors, lessors, lessees, licensors, licensees, employees, contractors, distributors, developers, vendors, clients, customers, suppliers or other Persons having a material business relationship with the Company or any Subsidiary; (iv) maintain insurance for the Company and any Subsidiary that is consistent with businesses at a similar stage of development with a comparable risk profile; provided, that in no event shall such insurance coverage be below the thresholds in effect as of the date hereof; and (v) comply in all material respects with all applicable Laws and obligations under any Contracts of the Company or any Subsidiary.

(b) Without limiting the generality of Section 7.1(a), except as expressly permitted by the terms of this Agreement, during the Collaboration Period, the Company (and with respect to Section 7.1(b)(xiv) only, Synlogic and the Parent) shall not take any of the following actions:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(i) (A) amend its Constitutive Documents in a manner that is adverse to Buyer or inconsistent with or otherwise has any adverse effect on the terms of this Agreement or (B) create any Subsidiary of the Company;

(ii) (A) declare, set aside or pay any dividend on, or make any other distribution in stock or property in respect of, any Company Capital Stock to holders of Company Capital Stock from time to time outstanding (for the purposes of clarity, the Company shall be permitted to set aside or pay a cash dividend or make a cash distribution in respect of Company Capital Stock, provided, that in all cases the Company has sufficient funds to complete the Research Activities, to prepare, file, prosecute and maintain the Company Patent Rights and to comply with any of its obligations to third parties) and (B) split, combine or reclassify any Company Capital Stock, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Company Capital Stock;

(iii) purchase, redeem or otherwise acquire any shares of Company Capital Stock, or any option, warrant, call or right relating to such shares, interests or other securities;

(iv) authorize or issue (including through a public offering of any securities of the Company), grant, deliver or sell, or pledge or otherwise encumber or dispose of, any shares of Company Capital Stock, preferred stock, Company Convertible Securities or any securities convertible into, or exchangeable for, or any options, warrants, calls or rights to acquire or receive, any such shares, interests or other securities or any stock appreciation rights, phantom stock awards or other rights that are linked in any way to the price of the Company Common Stock or the value of the Company or any part thereof;

(v) grant any right to acquire Capital Stock or other securities of the Company;

(vi) grant, or allow to be granted, any award (including the grant of stock options, stock appreciation rights, or any other stock-based or stock-related awards);

(vii) sell, license, mortgage, transfer or otherwise encumber or subject to any Lien other than a Permitted Lien, or otherwise dispose of (A) any assets, which are material, individually or in the aggregate, to the Company (excluding any sale of furniture, fixtures or equipment that does not materially impact the conduct of the Company’s business) or (B) in any case, any Company Intellectual Property (or otherwise allow to lapse any rights under any such Company Intellectual Property);

(viii) enter into any employment or consulting agreements, or otherwise employ or engage any employees, independent contractors or consultants;

(ix) acquire or agree to acquire (A) by merging or consolidating with, or by purchasing all or a substantial portion of the assets of, or by purchasing all or a substantial portion of the Capital Stock of, or by any other manner, any business or any

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

other Person or any division thereof, or (B) any assets, including any interest in real property, other than in the Ordinary Course of Business, that are material, individually or in the aggregate, to the Company;

(x)(A) make, rescind or change any Tax election relating to the Company or any of its Subsidiaries; (B) enter into any closing agreement with respect to any Tax; (C) surrender any right to claim a Tax refund; or (D) grant any power of attorney with respect to any Taxes;

(xi) enter into any Contract (or any substantially related Contracts, taken together) (A) providing for research, license, sublicense, partnership or other collaboration with any biotechnology, pharmaceutical or similar company other than any fee for service agreements entered into in the Ordinary Course of Business that do not convey any rights in any Intellectual Property generated to a Third Party as a result of the service conducted, (B) providing for the out-license of any Company Intellectual Property owned by the Company, or the Company rights to any Company Intellectual Property licensed to the Company, to any Third Party, other than any fee for service agreements entered into in the Ordinary Course of Business that do not convey any rights in any Intellectual Property generated to a Third Party as a result of the service conducted (it being expressly understood that the Company shall not enter into any material transfer agreements with any Third Party without the prior written consent of Buyer) or (C) not to compete in any line of business or geographic or therapeutic area or otherwise restricting the development, manufacture, marketing, distribution or sale of products that would be binding on Buyer as a result of the Merger;

(xii) violate any applicable Law or fail to comply with any Judgment, which violation or failure to comply could reasonably be expected to be material to the Company or take any action (or omit to take any action) if such action (or omission) would or is reasonably likely to prevent any of the provisions set forth in Section 4.2 from being satisfied;

(xiii) commence, participate or agree to commence or participate in any plan or arrangement for the complete or partial dissolution, liquidation, merger, consolidation, restructuring, recapitalization, or other reorganization of the Company (other than the Merger and other than in connection with an initial public offering of Parent, Synlogic or an Affiliate (other than the Company) or their successors), including any bankruptcy, winding up, examinership, insolvency or similar proceeding in respect of the Company;

(xiv) amend or waive any provision of (A) the License Agreement or (B) if such amendment or waiver is adverse to the Buyer or inconsistent with the terms of this Agreement, the University Licenses;

(xv) amend or waive any provision of the Services Agreement; or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(xvi) authorize any of, or commit, resolve or agree, whether in writing or otherwise, to take any of, the actions prohibited in Section 7.1(b)(i) through Section 7.1(b)(xiv).

(c) Without limiting the generality of Section 7.1(a), except as expressly permitted by the terms of this Agreement, from the earlier of (i) the date the IND Package is delivered to Buyer or (ii) the date of receipt by the Company of an Exercise Notice until the Closing or termination of this Agreement, the Company shall not take any of the following actions:

(i) (A) create, incur or assume any Indebtedness in excess of $[***] in the aggregate, or issue or sell, or amend, modify or change any term of, any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company, (B) guarantee or endorse any Indebtedness of another Person, (C) make any loans, advances or capital contributions to, or investments in, any Person other than the Company, (D) enter into any “keep well” or other Contract to maintain any financial statement condition of another Person, or (E) enter into any Contract having the economic effect of any of the foregoing;

(ii) enter into any lease or sublease of real property other than in the Ordinary Course of Business and with a term longer than two (2) years (whether as a lessor, sublessor, lessee or sublessee) or modify, amend, terminate or fail to exercise any right to renew any lease or sublease of real property;

(iii) engage in any business or business activity relating to the Products except to the extent permitted in the Research Plan;

(iv) enter into any Contract (or any substantially related Contracts, taken together) (A) that would constitute a material Contract, other than Contracts terminable by the Company for any reason upon less than thirty-one (31) days’ notice without material penalty, (B) if consummation of the Merger or any of the other transactions contemplated by this Agreement or compliance by the Company with the provisions of this Agreement will conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any material obligation or to a loss of a material benefit under, or result in the creation of any Lien (other than a Permitted Lien) in or upon any of the properties or assets of the Company or Buyer or any of Buyer’s Affiliates under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of such Contract, or (C) with any Affiliate of the Company;

(v) waive, release or assign any rights or claims under, fail to take a required action under, fail to exercise a right of renewal under, or commit a material breach of, or modify, amend or terminate any Listed Contract;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(vi) pay, discharge, settle or satisfy (x) any Actions of shareholders or any shareholder litigation relating to the Merger or any other transaction contemplated by this Agreement or (y) any other Actions or Liabilities, other than the payment, discharge or satisfaction in the Ordinary Course of Business or as required by Actions or Liabilities of the Company reserved against on the Most Recent Balance Sheet or incurred since the Most Recent Balance Sheet Date in the Ordinary Course of Business and any expenses relating to the transactions contemplated by this Agreement and expenses incurred in connection with any debt or equity financings of the Company permitted by this Agreement. Notwithstanding anything in this Section 7.1(c)(vi), any action to pay, discharge, settle or satisfy any such Actions, Liabilities or litigation shall not be permitted unless (i) the claimant provides an unqualified release of any such claim, (ii) such settlement does not involve any injunctive relief binding upon the Company, (iii) such settlement does not encumber any of the assets of the Company or impose any restriction or condition that would apply or materially affect the conduct of the Company and (iv) such settlement does not involve any admission of liability or wrongdoing;

(vii) employ or enter into any Contract with any investment banker, broker, finder or advisor in connection with the Merger or the other transactions contemplated by this Agreement other than any whose fees and expenses are deducted from the Closing Payment pursuant to the definition of the Closing Payment; or

(viii) (A) amend any Tax Return; (B) settle or compromise any Tax liability, claim or assessment; (C) consent to any extension or waiver of any limitation period with respect to any claim or assessment for any Taxes; (D) change any annual Tax accounting period or change any Tax accounting methods, principles, practices or policies, except as required by applicable Law.

Section 7.2. Access.

(a) Prior to the commencement of the Option Exercise Period, the Company shall permit the Buyer, at the Buyer’s expense, to visit and inspect the Company’s properties and the properties of the Parent and Synlogic related to the Company’s business and operations; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Buyer; provided, however, that the Company shall not be obligated pursuant to this Section 7.2(a) to provide access to any information that the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

(b) During the Option Exercise Period until Closing or termination of this Agreement, the Company shall (i) during normal business hours of the Company, make available for inspection by Buyer and its Representatives all of the Company’s properties, assets, books of accounts, records (including the work papers of the Company’s independent accountants), any and all data, documents and Intellectual Property related to the Delivered Microbes, Products or Research Activities, and Contracts and any other materials reasonably requested by any of them relating to the Company and its existing and prospective businesses and assets and Liabilities at such times as Buyer may reasonably request; (ii) make available to Buyer and its Representatives the officers, other senior management and Representatives of the Company for interviews, at such times as Buyer and its Representatives may reasonably request, to verify and discuss the information furnished to Buyer and its Representatives and otherwise discuss the Company’s

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

existing and prospective businesses and assets and Liabilities; and (iii) authorize the Company’s lenders, creditors, lessors, lessees, licensors, licensees, employees, developers, contractors, distributors, vendors, clients, customers, suppliers, Affiliates or other Persons having a material business relationship with the Company to respond to appropriate inquiries from Buyer regarding the Company’s existing and prospective businesses and assets and Liabilities. Any and all such inspections, interviews, and access for investigations shall be conducted during normal business hours and in a manner that does not unreasonably interfere with the conduct of the business of the Company.

(c) Not later than five (5) Business Days following receipt of any management letter or other similar communication from the Company’s independent certified accounting firm or other independent auditors during the Option Exercise Period until Closing or termination of the Agreement, the Company shall deliver a copy of such letter or communication to Buyer.

(d) During the Option Exercise Period until Closing or termination of this Agreement, the Company shall otherwise assist Buyer and its Representatives in becoming familiar with the Company’s existing and prospective businesses and assets and Liabilities to the extent and at such times as Buyer and its Representatives may reasonably request.

Section 7.3. Delivery of Financial Statements. The Company shall deliver to the Buyer:

(a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements certified by the Company’s chief financial officer (except that such financial statements may (x) be subject to year-end audit adjustments and (y) not contain all notes thereto that may be required in accordance with United States Generally Accepted Accounting Principles). Such financial statements shall be unaudited unless Buyer, prior to the end of such fiscal year, notifies the Company that such statements shall be audited. If Buyer elects that such financial statements shall be audited, (i) Buyer will reimburse the Company for all reasonable out-of-pocket costs and expenses in connection with preparing such audited financial statements, (ii) Company will select an independent auditor reasonably acceptable to the Buyer to conduct the audit and (iii) the ninety (90) day delivery deadline shall be extended until the completion of the audit if the Company reasonably cooperates with such independent auditor. If the Company’s Board of Directors approves an audit of the financial statements, then the Company shall also deliver the audited financial statements to the Buyer;

(b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and of cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all certified by the Company’s chief financial officer (except that such financial statements may (i) be subject to year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with United States Generally Accepted Accounting Principles); and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(c) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as the Buyer may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Section 7.3(c) to provide information that the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

If, for any period, the Company has any Subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to this Section 7.3 shall be the consolidated and consolidating financial statements of the Company and all such consolidated Subsidiaries.

Section 7.4. Tax Matters.

(a) Buyer shall file a consolidated federal income tax return that includes the Company for the taxable period of the Company starting with the day next following the Closing Date to the extent allowed under applicable Law. Accordingly, the taxable year of the Company will close for federal income Tax purposes at the end of the day on the Closing Date. No election under Section 338 of the Code (relating to stock purchases treated as asset acquisitions) or under Reg. §1.1502-76(b)(2)(ii) (relating to ratable allocation elections) shall be made. The Securityholders, the Company and the Buyer shall (i) treat and report the transactions contemplated by this Agreement in all respects consistently with the provisions of this Agreement for purposes of any federal, state, local or foreign Tax and (ii) not take any actions or positions inconsistent with the obligations of the parties set forth herein.

(b) The Company shall timely prepare and file any Tax Return required to be filed by the Company on or before the Closing Date, and timely pay any Tax reflected thereon. The Company will not take any position on such Tax Returns that is inconsistent with past custom and practice unless otherwise required by applicable Law. The Company shall permit Buyer to review, comment and consult with the Company with respect to any Tax Return required to be filed by the Company on or after the date of this Agreement, prior to the filing thereof. The Company shall not amend any Tax Return described in this Section 7.4(b) without first allowing Buyer such opportunity to review, comment and consult with the Company with respect to such amendment.

(c) Buyer will prepare any Tax Return of the Company required to be filed after the Closing Date (including all Tax Returns for Straddle Periods) or which Buyer determines was required to be filed prior to the Closing Date but which was not filed on a timely basis (a “Post-Closing Tax Return”) and, subject to Buyer’s right to indemnification pursuant to Section 10.2, pay any such Tax reflected thereon. All Post-Closing Tax Returns shall be prepared in accordance with applicable Law and consistent with past practice. Buyer shall permit the Parent to review and comment on each such Tax Return described in the prior sentence at least twenty (20) days prior to filing and shall make such revisions to such Tax Returns as requested by the Parent to the extent such return could give rise to indemnification pursuant to Section 10.2(f) and deemed reasonable by Buyer.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(d) All Transfer Taxes (including all applicable real estate transfer or gains Taxes) and related fees (including any penalties, interest and additions to Tax) incurred in connection with the consummation of the Merger and the other transactions contemplated by this Agreement shall be paid 50% by the Securityholders and 50% by Buyer, and the Securityholders and Buyer shall cooperate in timely making all Tax Returns as may be required to comply with the provisions of such Tax Laws. Buyer and the Securityholders will reasonably cooperate with each other to lawfully minimize any such Transfer Taxes.

(e) From the date hereof through the Closing Date, the Company shall not effect any extraordinary transactions (other than any such transactions expressly required by applicable Law or by this Agreement) that could result in Tax Liability to the Company or any of its Subsidiaries in a Post-Closing Tax Period in excess of Tax Liability associated with the conduct of its business in the ordinary course.

(f) The Company shall cause the provisions of any Tax allocation, indemnity or sharing Contract, to which the Company or any of its Subsidiaries is a party to be terminated on or before the Closing Date.

(g) The Company will cooperate with Buyer in determining whether its Net Operating Losses and other Tax attributes are subject or will become subject to limitations under Code Section 382, 383 or 384 or comparable provisions of foreign Tax Law prior to or in connection with the Merger, including providing information requested by Buyer and allowing access to Company Personnel and advisors who have relevant knowledge about such losses or Tax attributes or the application of these limitations to such losses or Tax attributes.

(h) All Tax refunds and overpayments with respect to the Company relating to taxable periods or any portion thereof ending on the Closing Date, whether received in cash or applied to a subsequent Taxable period, shall be solely for the benefit of the Securityholders, and Buyer shall cause the amount of a Tax Refund when received and the amount of the reduction of any Tax upon application of an overpayment to be paid promptly to the Paying Agent for further distribution to the Securityholders, except to the extent that any such refunds and overpayments are taken into account in the final determination of Working Capital. Any such payment to the Securityholders shall be treated as an adjustment to the Merger Consideration.

(i) Buyer, the Company and the Parent shall cooperate fully, to the extent reasonably requested by the others, in connection with the filing of Tax Returns pursuant to this Section 7.4 and any audit, examination, litigation, or other proceeding with respect to Taxes (each, a “Contest”) and will provide prompt written notice thereof. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such Tax Return filing or Contest and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

(j) In the case of a Contest after the Closing Date that relates solely to Pre-Closing Tax Periods, the Securityholders shall control the conduct of such Contest, using counsel reasonably satisfactory to the Company, but the Company shall have the right to participate in such Contest at its own expense, and Securityholders shall not settle, compromise and/or concede any portion of such Contest without the written consent of Company; provided, that, if the Securityholders fail to assume control of the conduct of any such Contest within fifteen (15)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

days following the receipt by the Securityholders of notice of such Contest, the Company shall have the right to assume control of such Contest and shall be entitled to settle, compromise and/or concede any portion of such Contest. The Company shall control the conduct, through counsel of its own choosing, of any other Contest involving any asserted Tax liability or refund with respect to the Company; provided, however, that the Company shall not settle, compromise and/or concede any portion of such Contest that could give rise to indemnification pursuant to Section 10.2(f) without the prior written consent of the Securityholders, which shall not be unreasonably withheld. In the event of any conflict between the provisions of this Section 7.4(j) and the provisions of Section 10.5, the provisions of this Section 7.4(j) shall control.

(k) The Company shall retain copies of all past Tax Returns and related workpapers and provide such documents to Buyer after the Closing Date. The Company shall provide to Buyer the names and contact information of individuals who have custodial knowledge of the Company’s Tax matters and shall provide for their availability at Buyers reasonable request after the date of this Agreement.

Section 7.5. Insurance. The Company shall obtain and carry in full force and effect the minimum insurance requirements set forth herein. Such insurance (a) shall be primary insurance with respect to the Company’s participation under this Agreement, (b) shall be issued by a recognized insurer rated by A.M. Best “A-VII” (or its equivalent) or better, or an insurer pre-approved in writing by Buyer, (c) shall list Buyer as an additional named insured thereunder, and (d) shall require thirty (30) days’ written notice to be given to Buyer prior to any cancellation, non-renewal or material change thereof. The types of insurance, and minimum limits shall be: (a) if the Company has employees, worker’s compensation and employer’s liability coverage with statutory limits in compliance with the applicable Laws of the state or states in which the Party has employees in the United States (excluding Puerto Rico) and (b) general liability insurance (including professional liability insurance) with a minimum limit of [***] Dollars ($[***]) per occurrence and [***] Dollars ($[***]) in the aggregate. Upon request by Buyer, the Company shall provide Certificates of Insurance evidencing compliance with this Section 7.5. The insurance policies shall be under an occurrence form, but if only a claims-made form is available to the Company, then the Company shall ensure that such claims-made form insurance policies have the option of an extended discovery period, and the Parties shall reasonably agree on the exercise of such extended discovery period option.

Section 7.6. Exclusivity.

(a) During the Collaboration Period, the Company shall not, nor shall it authorize or permit any of its Subsidiaries or any of their respective officers, directors, shareholders or Representatives or any of its Affiliates to, directly or indirectly through another Person (and it shall instruct, and cause each of its Subsidiaries to instruct, each such Representative not to), (i) solicit, initiate or knowingly encourage, or take any other action designed to, or which would reasonably be expected to, facilitate, any Transaction Proposal or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information, or otherwise cooperate in any way with, any Transaction Proposal. The Company shall, and shall cause its Subsidiaries and direct its and its Subsidiaries’ Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person conducted heretofore with respect to any Transaction Proposal.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b) Without limiting Section 7.6(a), it is understood that any violation of the restrictions set forth in Section 7.6(a) by any Person covered by Section 7.6(a), whether or not such Person is purporting to act on behalf of the Company, shall be deemed to be a breach of Section 7.6(a) by the Company.

(c) If any of the Persons listed in Section 7.6(a) receives any Transaction Proposal, the Company shall promptly advise Buyer orally and in writing of such Transaction Proposal and subject to confidentiality obligations, the material terms and conditions of any such Transaction Proposal or inquiry (including any changes thereto), a copy of any written materials received from such Person making the Transaction Proposal and the identity of the Person making any such Transaction Proposal or inquiry. The Company shall (i) keep Buyer fully informed of the status and details of any such Transaction Proposal and (ii) subject to confidentiality obligations, provide to Buyer as soon as practicable after receipt or delivery thereof with copies of all correspondence and other written material sent by or provided to the Company or any of its Subsidiaries (or their Representatives) in connection with any such Transaction Proposal.

Section 7.7. Indemnification of Officers and Directors.

(a) Subject to Section 10.10, from and after the Effective Time until the sixth (6th) anniversary of the date on which the Effective Time occurs, Buyer shall cause the Surviving Corporation to fulfill and honor in all respects the obligations of the Company pursuant to any indemnification provisions under the articles of incorporation and bylaws of the Company as in effect on the date of this Agreement and pursuant to any indemnity agreements between the Company and such Person as in effect on the date of this Agreement, true, correct and complete copies of which have been made available to Buyer prior to the date of this Agreement (the Persons entitled to be indemnified pursuant to such provisions, and all other current and former directors and officers of the Company, being referred to collectively as the “D&O Indemnified Parties”). Neither Buyer nor the Surviving Corporation will amend, repeal or modify such provisions in any manner that would adversely affect the rights thereunder of the D&O Indemnified Parties.

(b) This Section 7.7 shall survive the consummation of the Merger and the Effective Time, is intended to benefit and may be enforced by the Company, Buyer, the Surviving Corporation and the D&O Indemnified Parties, and shall be binding on all successors and assigns of Buyer and the Surviving Corporation.

Section 7.8. Certain IP Matters. Prior to the Closing, the Company shall diligently prosecute and maintain the Company Patent Rights subject to the rights of Buyer set forth in Section 9.7.

Section 7.9. No Right to Control Company Pre-Closing. Nothing contained in this Agreement is intended to give Buyer, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, the Company and its Subsidiaries shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over their respective businesses, assets and properties.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 7.10. Restrictive Legend. Following the satisfaction of the requirements of Section 2.1(b)(iii), the Company agrees to affix the following legend to each certificate or other document or instrument evidencing ownership of Company Capital Stock:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE SOLD, DISPOSED OF OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH A SECURITYHOLDER SUPPORT AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES, AS MAY BE AMENDED FROM TIME TO TIME (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY). THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND PROVISIONS OF AN AGREEMENT AND PLAN OF MERGER ENTERED INTO BY THE COMPANY, ABBVIE S.À.R.L., SUFFOLK MERGER SUB, INC., SYNLOGIC, LLC, AND SYNLOGIC, INC., AS MAY BE AMENDED FROM TIME TO TIME (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY). BY ACCEPTING ANY INTEREST IN SUCH SHARES, THE PERSON ACCEPTING SUCH INTEREST WILL BE DEEMED TO AGREE TO AND WILL BECOME BOUND BY ALL THE PROVISIONS OF THE AGREEMENTS DESCRIBED IN THIS PARAGRAPH AND WILL BE DEEMED TO BE A SHAREHOLDER UNDER SUCH AGREEMENTS.”

Section 7.11. Confidentiality. Any information provided to either Party under this Agreement, and the existence and terms of this Agreement, shall be maintained in confidence by the receiving Party and shall not be disclosed to a Third Party or used for any purpose, except as expressly permitted under this Agreement, without the prior written consent of the disclosing Party, except to the extent that such information:

(a) is publicly disclosed by the disclosing Party, either before or after it is disclosed to the receiving Party hereunder;

(b) is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s contemporaneous business records;

(c) is subsequently disclosed to the receiving Party or any of its Affiliates on a non- confidential basis by a Third Party that, to the receiving Party’s knowledge, is not bound by a similar duty of confidentiality or restriction on its use;

(d) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party or any of its Affiliates, generally known or available, either before or after it is disclosed to the receiving Party;

(e) is independently discovered or developed by or on behalf of the receiving Party or any of its Affiliates without the use of information belonging to the disclosing Party;

(f) is reasonably necessary to be disclosed in prosecuting or defending litigation, including responding to a subpoena in a Third Party litigation; or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(g) is required to be disclosed to comply with applicable Law or court or administrative orders.

If and whenever any information of the disclosing Party is disclosed by the receiving Party in accordance with this Section 7.11, such disclosure shall not cause any such information to cease to be subject to the restrictions of this Section 7.11 except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement). Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party’s information pursuant to clauses (f) or (g) of this Section 7.11, it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use not less than the same efforts to secure confidential treatment of such information as it would to protect its own Confidential Information from disclosure. This Agreement supersedes the Bilateral Confidential Disclosure Agreement, dated August 15, 2013 between Buyer and the Company, as amended; provided, however, that all Confidential Information disclosed or received by the Parties thereunder shall be subject to the restrictions set forth in this Section 7.11. Notwithstanding the foregoing, the Parties acknowledge the practical difficulty of policing the use of information in the unaided memory of the receiving Party or its Affiliates and its and their officers, directors, employees, and agents, and as such each Party agrees that the receiving party shall not be liable for the use by any of its or its Affiliates’ officers, directors, employees, or agents of specific information of the disclosing party that is retained in the unaided memory of such officer, director, employee or agent, provided, that (A) such officer, director, employee or agent is not aware that such information is confidential at the time of such use; (B) the foregoing is not intended to grant, and shall not be deemed to grant, the receiving party, its Affiliates, or its officers, directors, employees and agents (x) a right to disclose the disclosing Party’s Confidential Information, or (y) a license under any Patent Rights or other Intellectual Property right of the disclosing Party; and (C) such officer, director, employee or agent has not intentionally memorized such Confidential Information for use outside this Agreement. For purposes of this Section 7.11 only, the term “Parties” or “Party” shall refer to either the Buyer or the Company, as applicable.

Section 7.12. Non-Solicitation. Unless in any case consented to in advance in writing by the Chief Executive Officer of Company, Parent or Synlogic, as the case may be, during the term of this Agreement and for a period of two (2) years following the Closing or the termination of this Agreement, Buyer, Merger Sub and Surviving Corporation shall not, and shall not permit any of their respective Affiliates or Representatives of such Party or any of such Affiliates to, directly or indirectly, solicit, or attempt to solicit any personnel of Company, Parent or Synlogic to leave the employ of such employer or to accept employment by such Party or such Affiliate or have any discussions with any such person regarding such cessation of employment or re-employment; provided, that the foregoing shall not apply to or prohibit: (a) general newspaper advertisements and other general circulation materials not directly targeted at such persons; (b) solicitations of such persons who have first contacted such Party on their own initiative; or (c) solicitations of any employee who has been terminated by such employer at least six (6) months’ prior to commencement of employment discussions between such Party and such employee.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 7.13. Restrictive Covenants.

(a) From the date hereof until [***], the Company agrees that it shall not, and shall cause its Affiliates not to, directly or indirectly (whether as principal, agent, independent contractor, partner or otherwise), anywhere in the world, develop, manufacture, market, distribute or sell, or otherwise have any financial or other interest in any Person engaged in developing, manufacturing, marketing, distributing or selling, any engineered microbe or product for the diagnosis or treatment of (i) [***] or (ii) [***], in each case except to the extent necessary to perform the obligations of the Company under this Agreement.

(b) Each of the Founders agrees, as an inducement for the Buyer to enter into this Agreement and consummate the Merger, which each Founder acknowledges will inure to his or her benefit as a securityholder of Parent to not, directly or indirectly (whether as principal, agent, independent contractor, partner or otherwise), anywhere in the world, develop, manufacture, market, distribute or sell, or otherwise have any direct financial or other interest in any Person engaged in the commercial development, manufacture, marketing, distribution or sale of any engineered microbe or product for the diagnosis or treatment of [***] using any effector for a period from the date hereof until [***].

(c) The Parties agree, and each of the Founders agrees, without reservation that each of the restraints contained in this Section 7.13 is necessary for the reasonable and proper protection of the value of the Company, including its goodwill, to be acquired by Buyer in the Merger, that each and every one of the restraints is reasonable in respect to subject matter, length of time and geographic area, and that these restraints, individually or in the aggregate, will not prevent any Founder from obtaining other suitable employment during the period in which the Founder is bound by these restraints. If the final Judgment of a court of competent jurisdiction declares that any term or provision of this Section 7.13 is invalid or unenforceable, the Parties agree, and each of the Founders agrees that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the Judgment may be appealed.

Section 7.14. 280G Matters. To the extent that any or all of the payments, benefits or other compensation payable to a “disqualified individual” (as defined in Section 280G(c) of the Code) might be considered contingent on the consummation of the transactions contemplated by this Agreement within the meaning of Section 280G of the Code, the Company shall (i) disclose to Buyer all such payments, benefits, and compensation, together with all related assumptions and data, so that Buyer may review such amounts, (ii) use Commercially Reasonable Efforts to obtain from each “disqualified individual” (as defined in Section 280G(c) of the Code) a waiver by such individual of any and all such payments, benefits or other compensation to the extent required by Section 280G of the Code, and (iii) prior to Closing, cause all such payments to be disclosed to, and submitted to its stockholders for approval, in a manner such that no payment, benefit or other compensation received by such “disqualified individual” would be a “parachute payment” under Section 280G of the Code. The Company shall provide adequate disclosure to stockholders entitled to vote of all material facts concerning all payments, benefits and other compensation that, but for such vote, could be deemed

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

“parachute payments” to any such “disqualified individual” under Section 280G of the Code in a manner intended to satisfy Section 280G(b)(5)(B) of the Code and regulations promulgated thereunder. Such vote shall establish the “disqualified individual’s” right to the payment, benefit or other compensation. The Company agrees that the shareholder disclosure statement, waivers, and stockholder approval documents that will be provided to disqualified individuals and stockholders shall be subject to the review and reasonable approval of the Buyer. Notwithstanding such waiver, the Company shall make such waived payments if the vote of the stockholders is obtained as contemplated by this Section 7.14.

ARTICLE 8

CERTAIN ADDITIONAL COVENANTS

Section 8.1. Commercially Reasonable Efforts. The Parties agree that time is of the essence with respect to each Party’s covenants and obligations under this Agreement, and the Company shall use Commercially Reasonable Efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with Buyer in doing, all things, in each case necessary or advisable to permit the consummation of the Merger and the other transactions contemplated by this Agreement, including the actions to be taken by the Company as set forth in Section 4.2, obtaining any consents, authorizations, approvals, Permits, licenses, or governmental authorizations, estoppel certificates and filings under any applicable Law (including any applicable filings and receiving termination or expiration of any waiting periods under the HSR Act and any applicable foreign competition, merger control, antitrust or similar Law) required to be obtained or made by the Company which may be necessary or appropriate to permit the consummation of the Merger and the other transactions contemplated by this Agreement. Without limiting the foregoing, in the event that (a) any Action of the type and having any of the effects described in Section 4.1(b) is pending or threatened or (b) any other legal restraint, Law or prohibition that could reasonably be expected to result, directly or indirectly, in any of the effects described in Section 4.1(b) is in effect, then the Company shall use Commercially Reasonable Efforts to have such Action or other legal restraint, Law or prohibition vacated, reversed or made to be no longer in effect. Notwithstanding the preceding two sentences, the Company shall use Commercially Reasonable Efforts to complete the Research Activities as more fully described in ARTICLE 9 and the Research Plan (it being understood that, if the JRC determines that the continuation of the Research Activities would be scientifically unviable, then the Company may cease such activities).

Section 8.2. Publicity.

(a) No Party shall, and each Party shall cause its Affiliates, officers, directors, employees, advisors and other Representatives not to, issue a press release or public announcement or otherwise make any public disclosure concerning the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable Law or stock market rule and in such case such Party must, prior to making such disclosure, (i) advise the other Party of such disclosure (including a copy thereof) as far in advance of such disclosure as is reasonably practicable and (ii) consult with the other Party with respect to the content of such disclosure.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b) Notwithstanding anything to the contrary in this Agreement, in the event either Party proposes to file with the Securities and Exchange Commission or the securities regulators of any state or other jurisdiction a registration statement or any other disclosure document that describes or refers to the terms and conditions of this Agreement or any related agreements between the Parties, such Party shall notify the other Party of such intention and shall provide the other Party with a copy of relevant portions of the proposed filing at least ten (10) Business Days prior to such filing (and any revisions to such portions of the proposed filing a reasonable time prior to the filing thereof), including any exhibits thereto that refer to the other Party or the terms and conditions of this Agreement or any related agreements between the Parties. The Party making such filing shall cooperate in good faith with the other Party to obtain confidential treatment of the terms and conditions of this Agreement or any related agreements between the Parties that the other Party requests be kept confidential or otherwise afforded confidential treatment, and shall only disclose Confidential Information that it is reasonably advised by outside counsel is legally required to be disclosed. No such notice shall be required if the description of or reference to this Agreement or a related agreement between the Parties contained in the proposed filing has been included in any previous filing made by the either Party in accordance with this Section 8.2(b) or otherwise previously approved by the other Party.

(c) Except as expressly provided herein, neither Party shall mention or otherwise use the name, logo, or Mark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, or other form of publicity without the prior written approval of such other Party in each instance. The restrictions imposed by this Section 8.2(c) shall not prohibit either Party from making any disclosure identifying the other Party that, in the opinion of the disclosing Party’s counsel, is required by applicable Law; provided, that such Party shall submit the proposed disclosure identifying the other Party in writing to the other Party as far in advance as reasonably practicable (and in no event less than five (5) Business Days prior to the anticipated date of disclosure) so as to provide a reasonable opportunity to comment thereon.

Section 8.3. Antitrust Notification.

(a) If required to comply with applicable Law and requested by Buyer, the Company shall, as promptly as practicable following delivery of an Exercise Notice, or on such earlier date as is requested by Buyer (and in any event, no less than five (5) Business Days following delivery of the Exercise Notice), (i) file with the FTC and the DOJ the premerger notification and report form, if any, required as a result of the Merger and the other transactions contemplated hereby, and shall include any supplemental information requested in connection therewith, pursuant to the HSR Act and (ii) make such other filings as are necessary or advisable in other jurisdictions in order to comply with all applicable Laws relating to competition, merger control or antitrust and shall promptly provide any supplemental information requested by applicable Governmental Entities relating thereto. Any such filing, notification and report form and supplemental information shall be in substantial compliance with the requirements of the HSR Act or such other applicable Law. The Parties shall work together and shall furnish to one another such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission which is necessary under the HSR Act or such other applicable Law. The Parties shall keep one another apprised of the status of any communications with, and any inquiries or requests for additional information from, the FTC, the DOJ or any other applicable Governmental Entity, and shall comply promptly with any such inquiry or request.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b) From and after delivery of an Exercise Notice, or such earlier date as the filings are made pursuant to Section 8.3(a), the Company shall use commercially reasonable efforts to obtain any clearance required under the HSR Act or such other applicable Law for the Merger and the other transactions contemplated hereby (any such clearance, an “Antitrust Approval”), including replying at the earliest practicable date to any requests for information received from the FTC or DOJ pursuant to the HSR Act and making any permitted request for early expiration or termination of the applicable waiting periods under the HSR Act as soon as possible. For purposes of this Section 8.3(b) and of Section 8.1, and in the interests of clarity, Buyer shall not be required to agree to (i) any prohibition, limitation or any condition on the ownership or operation by Buyer, its Affiliates or the Company of any material portion of the business or assets of Buyer, its Affiliates or the Company (ii) any requirement to dispose of or hold separate any material portion of the business or assets of Buyer, its Affiliates or the Company, in each case as a result of the Merger or any of the other transactions contemplated by this Agreement, (iii) any limitations on the ability of Buyer or any of its Affiliates to acquire or hold, or exercise full rights of ownership of, the shares of the Surviving Corporation, including the right to vote such shares on all matters properly presented to the shareholders of the Surviving Corporation or (iv) any prohibition of Buyer or any of its Affiliates from effectively controlling in any material respect the business or operations of the Surviving Corporation.

(c) In the event that any Antitrust Approval is obtained but expires prior to Closing, upon Buyer’s request, the Parties shall, as promptly as practicable (but in no event later than ten (10) Business Days) thereafter, make such filings as are necessary or advisable to again obtain such Antitrust Approval, in accordance with Section 8.3(a), and shall otherwise comply with Section 8.3(a) as if such expired Antitrust Approval had never been obtained.

Section 8.4. Expenses. Whether or not the Merger and the other transactions contemplated by this Agreement are consummated, and except as otherwise set forth in this Agreement, each of the Parties shall bear its own fees and expenses incurred or owed in connection with the Merger, this Agreement and the other transactions contemplated thereby; provided, that any Deal Fees shall be subtracted from the Closing Payment and any Contingent Payment Deal Fees shall be subtracted from the applicable Contingent Payment and Earned Royalty Payment.

Section 8.5. Further Assurances. From time to time, as and when requested by any Party, the Parties shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as a Party may reasonably deem necessary or desirable in order to carry out the intent and accomplish the purposes of this Agreement and, subject to the conditions of this Agreement, the consummation of the transactions contemplated hereunder.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 9

RESEARCH ACTIVITIES; GOVERNANCE

The covenants, agreements and obligations set forth in this ARTICLE 9 shall be limited in duration until either the Closing or the termination of this Agreement. After the Closing or termination of this Agreement, neither Buyer, Merger Sub, Parent, Synlogic or Company shall have any obligations pursuant to this ARTICLE 9 except to the extent related to any Research Indemnification Claim pursuant to ARTICLE 10.

Section 9.1. Scope. Each Party shall conduct its respective Research Activities pursuant to the terms of this Agreement and the Research Plan, alone or through an Affiliate or subcontractors acting on such Party’s behalf pursuant to Section 9.3. The current timeline, which shall be subject to review by the JRC, for the completion of the Research Activities shall be set forth in the Research Plan. The Research Activities shall be coordinated and reviewed by the JRC. Each Party shall perform its respective Research Activities in accordance with the Research Plan and all applicable Laws. The Research Activities shall commence on the Initial Payment Date and shall continue until the completion of all Research Activities under the Research Plan and delivery of the IND Package or until this Agreement is otherwise terminated or the Closing has occurred.

Section 9.2. Performance of Development Program; Funding. Each Party shall perform (and shall cause its Affiliates and subcontractors acting on its behalf to perform) its tasks and obligations in conducting the Research Activities using Commercially Reasonable Efforts to complete the Research Activities within [***] from the Initial Payment Date (or such longer time as agreed to by the Parties). Each Party shall bear all costs and expenses of the activities allocated to it under the Research Plan.

(a) Within [***] of the Initial Payment Date, Buyer shall wire to the Company the Exclusivity Fee.

(b) Buyer shall make a payment of Two Million Dollars ($2,000,000) (the “[***] Milestone Payment”) to the Company within [***] after [***] (the “[***] Milestone”).

(c) Buyer shall make a payment of [***] Dollars ($[***]) (the “[***] Milestone Payment”) to the Company within [***] of [***] (the “[***] Milestone”).

(d) Within [***] of [***] the “[***] Milestone”), Buyer shall make a payment of [***] Dollars ($[***]) (the “[***] Milestone Payment”) to the Company. In the event of [***] above, Company shall use Commercially Reasonable Efforts to [***].

(e) The Initial Payment shall be used solely in connection with the performance of the Research Activities or the filing, prosecution, maintenance, enforcement and defense of Company Intellectual Property, including costs for services of consultants, legal advisors, accountants and other service providers.

In addition to the other payments described in this Section 9.2, the Company and Buyer may mutually agree at any time or from time to time that Buyer will provide additional funding to the Company to complete or undertake different Research Activities under the Research Plan.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 9.3. Subcontractors. Each Party may perform some or all of the Research Activities through one or more Affiliates or Third Party subcontractors, provided, that with respect to any Third Party subcontractor that the Company proposes to engage to perform Research Activities, the Company shall furnish the JRC with thirty (30) days’ advanced written notice of the identity of the Third Party subcontractor, a brief summary of such Third Party subcontractor’s qualifications for the task to be completed, and the Company shall not engage any such Third Party subcontractor without consulting with the Buyer’s representatives to the JRC or obtaining the prior approval of the JRC, which approval shall not be unreasonably delayed, conditioned or withheld. Notwithstanding the foregoing, neither Party shall engage any such subcontractor that (a) is currently, or has ever been, the subject of a proceeding that could lead to it or its employees or agents becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual or (b) does not hold all certifications, accreditations, qualifications, registrations and other approvals necessary or useful to perform the tasks proposed to be completed by such subcontractor (including with respect to any tasks involving the use of laboratory animals, being accredited by the Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) or the Canadian Council on Animal Care (CCAC) and holding all requisite approvals from the Institutional Animal Care and Use Committee). In each case, the Company shall obtain a written undertaking from the subcontractor that it shall be subject to the applicable terms and conditions of this Agreement, including confidentiality provisions substantially similar to those set forth in Section 7.11. Each Party shall remain responsible for the performance by its Affiliates and Third Party subcontractors and the compliance of its Affiliates and Third Party subcontractors with the provisions of this Agreement in connection with such performance.

Section 9.4. Amendments to Research Plan. Any amendments, changes or updates to the [***] set forth in the Research Plan or any other Material Amendment to the Research Plan shall be made by mutual agreement of the Company and Buyer. Any amendments, changes or updates to the Research Plan that are not Material Amendments shall be made by the JRC. Notwithstanding the foregoing, Buyer, in its sole discretion, shall be permitted to make amendments to the Research Plan related to manufacturing process development if such amendments do not result in [***].

Section 9.5. License Grants.

(a) The Company hereby grants to Buyer and its Affiliates a royalty-free, non-exclusive license, with the right to sublicense only to permitted subcontractors in accordance with Section 9.3, under the Company Intellectual Property solely to conduct the Research Activities to be conducted by Buyer in the Territory.

(b) Synlogic hereby grants to Buyer and its Affiliates a royalty-free, non-exclusive license, with the right to sublicense only to permitted subcontractors in accordance with Section 9.3, under the Synlogic Intellectual Property solely to conduct the Research Activities to be conducted by Buyer in the Territory.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 9.6. Records and Reports.

(a) Each Party shall keep the other Party reasonably informed and updated through the JRC, regarding the Research Activities performed by it or on its behalf, and provide the other Party such other information required under the Research Plan or reasonably requested by the JRC or such other Party relating to the progress of the goals or performance of the Research Activities. Upon either Party’s request prior to the Closing Date upon reasonable advanced notice, the other Party shall provide the requesting Party with reasonable access to all preclinical, clinical and other material experimental data in such Party’s possession, including all test data (including pharmacological, toxicological, pre-clinical and clinical information and test data), analytical and quality control data (including drug stability data), and manufacturing technology and data (including formulation data). In addition, as promptly as practicable following the completion of each phase of the Research Plan and in any event at least two (2) times per Calendar Year during the term of this Agreement in conjunction with meetings of the JRC, each Party shall prepare and provide to the JRC, a presentation of the progress of the work performed by such Party in the course of completing the Research Activities during the preceding period, and in connection with delivery of the IND Package in accordance with Section 9.8, the Company shall provide to the JRC an update to the last presentation provided. Each Party shall provide prompt notice to the JRC when any material deviation occurs from the information provided in the most recent presentation. Promptly following the delivery, if any, of the Option Exercise Notice by Buyer to the Company in accordance with Section 3.1, the Company shall provide to Buyer a final written report summarizing the Research Activities performed and the results thereof to the extent not included in reports previously provided to Buyer. If this Agreement terminates without the Merger having been consummated, Buyer shall provide to Company a final written report summarizing the Research Activities performed and the results thereof to the extent not included in reports previously provided to Company.

(b) Each Party shall maintain records of the Research Activities (or cause such records to be maintained by its subcontractors) in sufficient detail and in good scientific manner appropriate for patent, regulatory and financial tracking purposes, and in compliance with applicable Law, which shall be complete and accurate and shall properly reflect all work done and results achieved by or on behalf of such Party in its performance of the Research Activities and shall record only such activities and shall not include or be commingled with records of activities outside the scope of the Research Plan. All such records shall be maintained for at least [***] after the term of this Agreement, or for such longer period as may be required by applicable Law, and in any event no less than the term of any Patent Rights issuing therefrom.

Section 9.7. Intellectual Property and Collaboration Data Ownership.

(a) Intellectual Property Ownership Prior to Exercise of the Option. Inventions and Intellectual Property generated in the course of Research Activities shall be owned as follows:

(i) The Company shall solely own all Inventions and Intellectual Property that is developed, discovered or invented solely by the Company or Synlogic or jointly by the Company and Synlogic and that relates solely to the Delivered Microbes.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(ii) Synlogic shall solely own all Intellectual Property and all Know-How and Inventions, and Patent Rights claiming such Inventions that are developed, discovered or invented solely by or on behalf of Synlogic, Company or Buyer or jointly by any combination of the Company, Buyer and/or Synlogic and any of their respective employees or agents, other than the Intellectual Property described in Sections 9.7(a)(i), (a)(iii) and (a)(iv).

(iii) Buyer shall own all Know-How and Inventions, and Patent Rights claiming such Inventions, and any other Intellectual Property developed, discovered or invented solely by the Buyer, its employees or its agents that do not relate solely to a Delivered Microbe and are not Know-How and Inventions, and Patent Rights claiming such Inventions, that constitute an improvement or enhancement to the Synlogic Core Intellectual Property.

(iv) Buyer and the Company shall jointly own all Know-How and Inventions, and Patent Rights claiming such Inventions, developed, discovered or invented solely by Buyer or jointly by Buyer and either or both of the Company and Synlogic, or in each case its or their employees or agents, if such Know-How and Inventions, and Patent Rights claiming such Inventions, relate solely to the Delivered Microbes.

(v) Each Party shall, and shall cause its employees and contractors to, take all such actions, and execute all such documents as reasonably requested to effect the Intellectual Property ownership provisions set forth in this Section 9.7. Subject to the terms and conditions of this Agreement and the License Agreement, each Party shall have the right to practice and exploit any jointly owned Intellectual Property, without any obligation to account to the other for profits, or to obtain any approval of the other Party to license, assign or otherwise exploit such jointly owned Intellectual Property, by reason of joint ownership thereof, and each Party hereby waives any right it may have under the laws of any jurisdiction to require any such approval or accounting. To the extent there are any applicable laws that prohibit such a waiver, each Party shall be deemed to so consent.

(b) Patent Prosecution and Enforcement Prior to Exercise of the Option.

(i) In consultation with Buyer, Company shall, at its own expense and discretion, have the right, through the use of internal or outside counsel reasonably acceptable to Buyer, to prepare, file, prosecute (including interference and opposition proceedings) and maintain (including interferences, reissue, re-examination and opposition proceedings) all Patent Rights claiming Inventions owned solely by the Company pursuant to Section 9.7(a)(i) (the “Company Patent Rights”). Company shall not amend, modify or otherwise prosecute the Company Patent Rights in a manner that broadens or expands the claims in the Company Patent Rights beyond the claims that relate solely to the Delivered Microbes (including the nucleotide sequence or bacterial strain thereof). To the extent permissible under patent law, Company and Synlogic shall file and prosecute Patent Rights for Inventions generated in the course of Research Activities such that the Patent Rights, which may otherwise contain both claims that are solely related to the Delivered Microbes and claims related to other matters, are filed, where possible if a Delivered Microbe has been identified at the time of filing, and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

prosecuted, including by filing divisionals or continuations to separate where necessary, as separate Patent Rights that contain claims that solely relate to the Delivered Microbes and Patent Rights that contain claims that relate to such other matters. If it is not legally permissible to prosecute Patent Rights for Inventions in order to relate solely to the Delivered Microbes and it is not possible to prosecute a claim relating solely to the Delivered Microbe in a separate patent application, Company and Synlogic shall, to the extent permissible under patent law, prosecute such Patent Rights such that they at least claim the Delivered Microbes and therefore shall constitute Synlogic Delivered Microbe Patent Rights under, and as such term is described in, the License Agreement. During the term of this Agreement, the Company and Synlogic shall keep Buyer fully informed of all steps with regard to the preparation, filing, prosecution, and maintenance of all Company Patent Rights, including by furnishing to Buyer copies of material communications to and from any patent authority regarding such Patent Rights, and by providing Buyer drafts of any material filings or responses to be made to such patent authorities sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for Buyer to review and comment thereon. The Company shall consider in good faith any timely requests and suggestions by Buyer regarding such drafts and with respect to strategies for filing and prosecuting such Patent Rights. Notwithstanding the foregoing, the Company shall promptly inform Buyer of any adversarial patent office proceeding or sua sponte filing, including a request for, or filing or declaration of, any interference, opposition, or reexamination relating to such Company Patent Rights. The Parties shall thereafter consult and cooperate to determine a course of action with respect to any such proceeding and the Company shall consider in good faith all comments, requests and suggestions provided by Buyer. Company shall not initiate any such adversarial patent office proceeding relating to Third Party or Company Patent Rights without first consulting Buyer. Notwithstanding the foregoing, in the event the Company abandons a patent or patent application, or otherwise elects not to have a patent application filed, including any continuations, requests for continued examinations or patent maintained in any particular country, or not pay expenses associated with prosecuting or maintaining any patent application or patent, Buyer may, until the end of the Option Period, in its sole discretion, elect to file, prosecute, and/or maintain such patent applications, requests for continued examination or patents at its own expense and for its own benefit, and any rights or license in respect thereof shall become rights or licenses of Buyer.

(ii) Synlogic shall not grant, or permit the granting of, to any Person, without the prior written consent of Buyer, (a) any second right to control the preparation, filing or maintenance of any Synlogic Patent Rights that Cover the Delivered Microbes or the Products (including, without limitation, the Synlogic Delivered Microbe Patent Rights), or (b) any right to review or comment on any filings relating to the prosecution of such Synlogic Patent Rights.

(iii) Each Party shall promptly notify the other Party in writing of (a) any alleged or threatened infringement of any Company Patent Rights by a Third Party of which such Party becomes aware and (b) any claim, suit or proceeding by a Third Party alleging infringement of such Third Party’s Patent Rights by either Party or any Third Party conducting Research Activities on its behalf. The Company shall promptly notify

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Buyer in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the Patent Rights owned by the Company by a Third Party of which the Company becomes aware. The Company shall keep Buyer fully informed of all steps with regard to any such claim, suit or proceeding, including by: (x) providing Buyer with drafts of all official papers and statements (whether written or oral) prior to their submission in such claim, suit, or proceeding, in sufficient time to allow Buyer to review, consider and substantively comment thereon; (y) considering in good faith any timely requests and suggestions by Buyer regarding such official papers and statements; and (z) allowing Buyer the opportunity to participate in the preparation of witnesses and other participants in such claim, suit, or proceeding. The Company shall not bring any claim, suit or proceeding against any Third Party alleging any infringement of Patent Rights owned by the Company without the prior written consent of Buyer.

(iv) The obligations set forth in Section 9.7(b) and Section 9.7(b)(ii) shall be subject to any countervailing obligations contained in the University Licenses to which the Company is a party. From and after the Closing Date, Buyer shall, and shall cause Surviving Corporation to, comply with the provisions of the License Agreement.

(c) Intellectual Property Ownership and Patent Prosecution and Enforcement Following Exercise of the Option. If Buyer exercises the Option pursuant to Section 3.1 of this Agreement, the Intellectual Property ownership and patent prosecution and enforcement provisions contained in the License Agreement shall supersede any conflicting provisions in Sections 9.7(a) and (b) of this Agreement.

(d) Collaboration Data. Notwithstanding anything to the contrary herein, Buyer shall own all Collaboration Data. Neither Parent nor Synlogic shall have any rights, title or interest in or to any such Collaboration Data except for a limited right to use Collaboration Data for the following purposes if and to the extent approved by the JRC:

(i) To prosecute and file applications for Patent Rights that are prosecuted or filed in accordance with the provisions of this Agreement (provided, that all such Collaboration Data has been anonymized to the satisfaction of the JRC);

(ii) To disclose to potential investors in Parent or Synlogic for bona fide fundraising purposes (provided, that all such Collaboration Data has been anonymized to the satisfaction of the JRC and any such potential investors shall have signed confidentiality agreements acceptable to the JRC);

(iii) For Synlogic’s and Parent’s internal research purposes (provided, that all such Collaboration Data has been anonymized to the satisfaction of the JRC and any Third Parties performing internal research services on behalf of Synlogic or Parent shall have signed confidentiality agreements acceptable to the JRC); and

(iv) To file applications for Regulatory Approval for human pharmaceutical products containing or comprised of an Unselected Microbe (provided, that all such Collaboration Data has been anonymized to the satisfaction of the JRC).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 9.8. IND Package. Upon completion of the Research Activities, the Company shall promptly prepare and deliver to Buyer the IND Package as set forth in the Research Plan. Buyer shall have the opportunity to review and inspect the IND Package, request access to all data generated in the performance of the Research Activities which the Company shall provide to Buyer as soon as possible following such request, and to ask questions of and receive timely answers from the Company related thereto until the Option Exercise Deadline. If, within [***] of delivery of the IND Package, Buyer provides written notice to Company that it does not believe the IND Package satisfies the criteria set forth in the Research Plan (such notice to provide reasonable detail regarding the basis for such belief), then the Option Exercise Deadline shall be tolled and the Company shall provide to Buyer such data required by the Research Plan and the Option Exercise Deadline shall be extended to [***] following the date of delivery of such data. If the Company in good faith believes that the IND Package is complete, then the matter shall be referred to the Chief Executive Officer of the Company or equivalent position or his/her nominee having decision-making authority for the Company and the Chief Scientific Officer for Buyer or his/her nominee having decision-making authority for Buyer for resolution, who together shall use reasonable and good faith efforts to resolve the matter within [***] after the date such matter is referred to them. If the Parties’ executives have not resolved the matter within such [***], then the Parties shall resolve the matter pursuant to the procedures for the resolution of research disputes set forth in Schedule 9.8. If the resolution of such dispute is that the IND Package is complete, the IND Package shall be deemed to be complete and the Option Exercise Deadline shall be extended to [***] following the date that the Parties receive written notice of such determination.

Section 9.9. Governance.

(a) As promptly as practicable after the Initial Payment Date, but in any event within thirty (30) days after the Initial Payment Date, the Parties shall establish a Joint Research Committee (the “Joint Research Committee” or “JRC”) having the responsibilities set forth in Section 9.9(e). The JRC shall be composed of six (6) members, with each of Buyer and the Company being entitled to appoint three (3) members to the JRC who shall have appropriate seniority and functional expertise to enable such person to make decisions on behalf of the applicable Party with respect to the issues falling within the jurisdiction of the JRC. Each Party may replace any of its own JRC members and appoint a JRC member to fill the vacancy arising from each such replacement. A Party that replaces a JRC member shall notify the other Party at least ten (10) days prior to the next scheduled meeting of the JRC. Both Parties shall use Commercially Reasonable Efforts to keep an appropriate level of continuity in representation on the JRC. Both Parties may invite a reasonable number of additional experts and/or advisors to attend all or part of any JRC meeting on a non-voting basis, with prior notification to the other members of the JRC, subject to such experts and advisors (or the expert’s or advisor’s employer) undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 7.11. JRC members may be represented at any meeting by another person designated by the absent member. The JRC shall be chaired on an annual rotating basis by a representative of either Buyer or the Company, as applicable, or as otherwise agreed to by the Parties, on the JRC, with [***] providing the first such chairperson. Following the Closing or the termination of this Agreement, unless otherwise mutually agreed in writing, the JRC shall have no further responsibilities or authority and will be considered dissolved by the Parties. Each Party shall be responsible for its own expenses including travel and accommodation costs incurred in connection with the JRC.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b) The chairperson of the JRC shall be responsible for calling meetings on no less than thirty (30) days’ notice. Each Party shall make all proposals for agenda items and shall provide all appropriate information (including all meeting documents and materials) with respect to such proposed items at least ten (10) days in advance of the applicable meeting unless otherwise agreed to by the parties; provided, that under exigent circumstances requiring input by the JRC, a Party may provide its agenda items to the other Party within a shorter period of time in advance of the meeting, so long as the other Party consents to such later addition of such agenda items, such consent not to be unreasonably withheld or delayed. The venue for the meetings shall be agreed by the JRC. The JRC shall hold meetings at least twice per Calendar Year, either in person or by teleconference or video-conference, and in any case as frequently as the JRC members may agree shall be necessary. If any matter to be decided by the JRC requires prompt attention to enable scientific progress, the JRC shall use reasonable efforts to hold a meeting to address such matter within forty-eight (48) hours or may act by written consent (including by e-mail).

(c) The chairperson of the JRC will designate a JRC member to record in reasonable detail and circulate draft minutes of the meetings of such JRC to all JRC members for comment and review within ten (10) days after the relevant meeting. The JRC member preparing the minutes shall incorporate timely received comments and distribute finalized minutes to all JRC members. The Parties shall agree on the minutes of each meeting promptly, but in no event later than the next meeting of the JRC. If the Parties cannot agree on the content of the minutes the objecting Party shall append a notice of objection with the specific details of the objection to the proposed minutes.

(d) The JRC shall have the right to adopt such standing rules as shall be necessary for its work, to the extent that such rules are not inconsistent with this Agreement. A quorum of the JRC shall exist whenever there is present at a meeting at least one (1) representative appointed by each Party.

(e) The JRC shall have the responsibility and authority to:

(i) coordinate and review the performance of the Research Activities;

(ii) discuss progress reports and other information generated by the Company in performing the Research Activities and reasonably request other information relating to the progress of the goals or performance of the Research Activities;

(iii) encourage and facilitate ongoing cooperation and communication between the Parties with respect to the Research Activities;

(iv) determine that the continuation of the Research Activities would be scientifically unviable or impossible;

(v) determine whether Synlogic or Company may use Collaboration Data in accordance with Section 9.7(d) and whether Collaboration Data has been sufficiently anonymized by the Company and/or Synlogic as required by Section 9.7(d); and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(vi) approve the form and substance of any confidentiality agreement required by Section 9.7(d) in connection with permitted disclosure of Collaboration Data by the Company and/or Synlogic.

(f) The JRC shall decide matters set forth in Section 9.9(e) in accordance with this Section 9.9(f):

(i) The members of the JRC shall act in good faith to cooperate with one another and seek agreement with respect to issues to be decided by the JRC. [***]

(ii) If the JRC is unable to decide a matter referenced in Section 9.9(e) by consensus, such matter shall be referred to the Chief Executive Officer of the Company or equivalent position or his/her nominee having decision-making authority for the Company and the Chief Scientific Officer for Buyer or his/her nominee having decision-making authority for Buyer for resolution, who together shall use reasonable and good faith efforts to reach a decision by consensus within thirty (30) days after the date such matter is referred to them, which agreement shall constitute the decision of the JRC. If the Parties’ executives have not reached a decision within such thirty (30) days with respect to the matters referenced in Sections 9.9(e)(i)-(iv), then the Parties shall resolve the issue pursuant to the procedures for the resolution of research disputes set forth in Schedule 9.8. The matters referenced in Sections 9.9(e)(v)-(vi) shall not be resolved in accordance with Schedule 9.8 and no Collaboration Data shall be used by Parent or Synlogic unless the JRC resolves such matters by consensus.

(g) The JRC shall have no responsibility and authority other than that expressly set forth in Section 9.9(e) or Section 9.9(f), or expressly agreed to by the Parties in writing. The JRC shall have no authority to amend, modify or waive compliance with this Agreement, which may only be amended, modified or waived as provided in Section 12.6.

(h) Each Party shall appoint an individual to be the point of contact within each Party (the “Alliance Manager”) with responsibility for facilitating communication between the Parties regarding the Research Activities, including communication between the Parties for all matters between meetings of the JRC. The Alliance Manager of each Party may be a member of the JRC. If the Alliance Manager of each Party is not a JRC member, then the Alliance Manager may attend JRC meetings as a non-voting participant. The Alliance Manager shall facilitate resolution of potential and pending issues and potential disputes to enable the JRC to reach consensus and avert escalation of such issues or potential disputes.

(i) The Parties recognize that each Party possesses an internal structure (including various committees, teams and review boards) that will be involved in administering such Party’s activities under this Agreement. Nothing contained in this Section 9.9 shall prevent a Party from making routine day-to-day decisions relating to the conduct of those activities for which it has a performance or other obligations hereunder, in each case in a manner consistent with the then-current applicable Research Plan and the terms and conditions of this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(j) From time to time, the JRC may establish and delegate duties to sub-committees or directed teams (each, a “Working Group”) on an “as-needed” basis to oversee particular projects or activities (for example, joint project team, joint finance group, and/or joint intellectual property group). Each such Working Group shall be constituted and shall operate as the JRC determines; provided, that each Working Group shall have equal representation from each Party, unless otherwise mutually agreed. Working Groups may be established on an ad hoc basis for purposes of a specific project or on such other basis as the JRC may determine. Each Working Group and its activities shall be subject to the oversight, review and approval of, and shall report to, the JRC. In no event shall the authority of the Working Group exceed that specified for the JRC. All decisions of a Working Group shall be by consensus. Any disagreement between the designees of Buyer and the Company on a Working Group shall be referred to the JRC for resolution.

ARTICLE 10

INDEMNIFICATION

Section 10.1. Survival of Representations and Warranties. The representations and warranties of the Parties contained in this Agreement shall survive the Closing or termination of this Agreement until the date which is twelve (12) months after the Closing or termination of this Agreement; provided, however, that if there is a Closing the Fundamental Representations shall survive the Closing until the date that is thirty (30) days after the expiration of the statute of limitations period applicable to the matters covered thereby. All covenants and other agreements of the Parties contained in this Agreement to the extent to be performed from and after the Closing or not fully performed prior to the Closing shall survive until fully performed or fulfilled, except as otherwise provided in this Agreement; and provided, further, the representations and warranties of the Company made pursuant to Section 2.1(c) or to Section 2.1(d) shall survive until the earlier of the Closing or the termination of this Agreement. Each Indemnified Party must give written notice to the respective Indemnifying Party of any claim for indemnification under this ARTICLE 10 in accordance with Section 10.5. Any claim for indemnification made in writing by the Indemnified Party on or prior to the expiration of the applicable survival period shall survive until such claim is finally and fully resolved. It is the express intent of the Parties that, if an applicable survival period as contemplated by this Section 10.1 is shorter than the statute of limitations that would otherwise apply, then, by contract, the applicable statute of limitations shall be reduced to the survival period contemplated hereby. The Parties further acknowledge that the time periods set forth in this Section 10.1 for the assertion of claims under this Agreement are the result of arms’-length negotiation among the Parties and that they intend for the time periods to be enforced as agreed by the Parties.

Section 10.2. Indemnification of Buyer. Subject to the limitations set forth in this ARTICLE 10, Buyer and its Affiliates (including, from and after the Closing, the Surviving Corporation) and each of their respective officers, directors, employees, shareholders, partners, members or other equity holders and Representatives (each, a “Buyer Indemnified Party”) shall be indemnified and held harmless at any time prior to termination of this Agreement by the Company only with respect to Losses arising out of, or directly or indirectly resulting from, Research Indemnification Claims, Third Party Research Indemnification Claims, breaches of covenants contained in this Agreement by the Company during the Collaboration Period and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

breaches or violations of or inaccuracy in any representation or warranty of the Company made pursuant to Section 2.1(c). Subject to the limitations set forth in this ARTICLE 10, each Buyer Indemnified Party shall be indemnified and held harmless from and after the Closing, if any, by Securityholders, severally (according to such Securityholder’s Pro Rata Percentage) but not jointly, against any and all Losses, whether or not involving a Third Party Claim, arising out of or directly or indirectly resulting from:

(a) the breach or violation of or inaccuracy in any representation or warranty made by the Company contained in this Agreement;

(b) the breach or violation of any covenant or agreement of the Company contained in this Agreement, including the Company’s obligations and covenants under ARTICLE 9 (such claims for a breach of the obligations and covenants under ARTICLE 9, a “Research Indemnification Claim” if not involving a Third Party Claim or a “Third Party Research Indemnification Claim” if involving a Third Party Claim related to the Company’s actions under ARTICLE 9);

(c) any fraud or intentional misrepresentation by the Company in connection with this Agreement, the Merger or the other transactions contemplated hereby;

(d) (i) any breach or violation of any covenant or agreement of any Securityholder (including under this ARTICLE 10) in this Agreement, any Letter of Transmittal or Written Consent and Securityholder Support Agreement, (ii) any failure of any Securityholder to have good and valid title to the shares of Company Capital Stock issued in the name of such Securityholder, free and clear of all encumbrances or (iii) any fraud or intentional misrepresentation of a Securityholder (the claims described in subsections (i) through (iii) of this Section 10.2(d) being hereafter collectively referred to as “Securityholder Indemnity Events” or each as a “Securityholder Indemnity Event”);

(e) any Actions or disputes with respect to: (i) the allocation (but not payment) among Securityholders of the Merger Consideration pursuant to the terms of this Agreement; (ii) any claim that Schedule I or any schedule described in Section 2.4(a)(ii), Section 2.4(a)(iii), Section 2.4(a)(iv), or Section 2.4(a)(v) is not true, correct and complete in all respects; (iii) appraisal or dissenters rights under DGCL; or (iv) any other claims by any Securityholder or former Securityholder, in its capacity as such, against the Company or its directors, officers or agents; and

(f) (i) any and all Taxes of the Company or any of its Subsidiaries, or for which it may be liable, with respect to any Pre-Closing Tax Period except to the extent such Taxes were included as a Current Liability in the calculation of the Buyer’s Closing Date Working Capital Calculation, (ii) any and all Taxes of any Person imposed on the Company, Surviving Corporation or any Affiliate as a result of the Company or any of its Subsidiaries being a member of an affiliated, consolidated, combined or unitary group prior to the Closing Date, or as a transferee or successor, by Contract or otherwise and (iii) any breach or violation of a covenant or agreement contained in this Agreement relating to Taxes; provided, that for purposes of this Section 10.2(f), in the case of any Taxes that are imposed on a periodic basis and are payable for a Straddle Period, the portion of such Tax that relates to the Pre-Closing Tax

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Period shall (A) in the case of any property Taxes and Taxes other than Taxes based upon or related to income, payroll, sales or receipts, be deemed to be the amount of such Tax for the Straddle Period multiplied by a fraction the numerator of which is the number of days in the Straddle Period ending on the Closing Date and the denominator of which is the number of days in the entire Straddle Period, and (B) in the case of any Tax or Tax credit based upon or related to income, payroll, sales or receipts, be deemed equal to the amount which would be payable or creditable if the relevant taxable period ended on the Closing Date.

Section 10.3. Indemnification of Securityholders. From and after the Closing, each of the Securityholders and each of their respective officers, directors, employees, shareholders, partners, members or other equity holders, agents and Representatives (each, a “Securityholder Indemnified Party”) shall be indemnified and held harmless by Buyer against the Securityholder’s Pro Rata Percentage of any and all Losses, whether or not involving a Third Party Claim, arising out of or directly or indirectly resulting from:

(a) the breach or violation of or inaccuracy in any representation or warranty made by Buyer or Merger Sub contained in this Agreement; or

(b) the breach or violation of any covenant or agreement of Buyer or Merger Sub contained in this Agreement, whether occurring before or after the Closing.

Section 10.4. Limits on Indemnification.

(a) Notwithstanding anything to the contrary contained in this Agreement, an Indemnifying Party shall not be liable for any claim for indemnification pursuant to Section 10.2(a) or Section 10.3(a) unless and until the aggregate amount of indemnifiable Losses which may be recovered from the Indemnifying Party under Section 10.2(a) or Section 10.3(a), as the case may be, equals or exceeds [***] Dollars ($[***]) (such amount, the “Tipping Basket”), after which, subject to the other limitations set forth in this ARTICLE 10, the Indemnifying Party shall be liable for the full amount of all Losses and not only those in excess of the Tipping Basket; provided, however, that the foregoing limitations shall not apply to breaches of, or inaccuracies in, the Fundamental Representations. Claims for indemnification pursuant to any other provision of Section 10.2 or Section 10.3 not referenced in this Section 10.4(a) are not subject to the monetary limitations set forth in this Section 10.4(a), but are subject to the other limitations set forth in this ARTICLE 10. For purposes of this ARTICLE 10, all qualifications as to materiality, including each reference to the words “Material Adverse Change”, “material” and “materiality” and all similar phrases and words, in any representation, warranty, covenant or agreement contained herein will be disregarded for purposes of calculating Losses.

(b) Notwithstanding anything to the contrary contained in this Agreement, other than with respect to a Securityholder’s Securityholder Indemnity Events, which is governed by Section 10.4(d), recovery directly against the Securityholders with respect to each Securityholder’s Pro Rata Percentage of the Closing Payment (and subject to the Indemnification Cap in the aggregate) and Buyer’s right of set-off under Section 10.8 shall serve as the sole and exclusive source of indemnification from which the Buyer Indemnified Parties may collect Losses for which it is entitled to indemnification from the Securityholders under Section 10.2; provided, however, that, (i) prior to the Closing, Buyer can seek recovery only from the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Company (and not the Securityholders) for a Third Party Research Indemnification Claim or a Buyer Research Indemnification Claim and (ii) after the Closing, in addition to Buyer’s recovery directly against the Securityholders with respect to each Securityholder’s Pro Rata Percentage of the Closing Payment (and subject to the Indemnification Cap in the aggregate) and rights of set-off under Section 10.8, and subject to and in accordance with the provisions of Section 10.4(c) and Section 10.4(d), each Securityholder shall be severally liable (and not jointly liable with the other Securityholders) directly to the Buyer Indemnified Parties for up to the full amount of Merger Consideration actually paid or payable (pursuant to the rights of set-off under Section 10.8) to that Securityholder for any Losses arising out of or resulting from Material Claims; provided, further that if such Material Claim relates to breaches of or inaccuracies in any of the Company’s representations or warranties in Section 5.13, the Securityholders shall only be severally liable for up to an aggregate of [***] Dollars ($[***]) and any recovery for such claims shall not count toward the Indemnification Cap with respect to claims under this Article 10 that are otherwise limited by the Indemnification Cap.

(c) Subject to Section 10.3(b) and otherwise notwithstanding anything herein to the contrary, in the case of Buyer’s rights to indemnification for Material Claims other than a Securityholder’s Securityholder Indemnity Events, the Buyer Indemnified Parties shall have the right to satisfy in full such Losses by pursuing indemnification rights and recourse directly against the Securityholders in accordance with each Securityholder’s Pro Rata Percentage of the Closing Payment and the full amount of each Securityholder’s Pro Rata Percentage of any Contingent Payment or Earned Royalty Payment, by means of exercising Buyer’s rights of set-off under Section 10.8. In no event shall a Securityholder be liable under ARTICLE 10 of this Agreement for any Losses in excess of the Merger Consideration actually paid or payable (pursuant to the rights of set-off under Section 10.8) to him, her or it.

(d) Notwithstanding anything herein to the contrary, in the case of Losses arising out of or resulting from Securityholder Indemnity Events, the liability of each Securityholder for Securityholder Indemnity Events shall be solely with respect to Securityholder Indemnity Events committed by such Securityholder (the “Indemnifying Securityholder”) and not with respect to Securityholder Indemnity Events committed by any other Securityholder; provided, however, the Buyer Indemnified Parties shall have the right, but not the obligation, to satisfy all or a portion of the Losses arising out of or relating to a Securityholder Indemnity Event by pursuing indemnification rights and recourse directly against the Securityholder that committed the Securityholder Indemnity Event without having to first resort to exercising, but without limiting, Buyer’s rights of set-off under Section 10.8 against that Securityholder’s Pro Rata Percentage of the Contingent Payments or Earned Royalty Payments. For purposes of clarity, nothing in this Section 10.4(d) shall prevent the other Securityholders from seeking contribution directly from the Indemnifying Securityholder; provided, however, that neither Buyer (or any of its Affiliates) nor the Surviving Corporation shall be named in any such Action seeking contribution or otherwise responsible for such contribution.

(e) The right of the Buyer Indemnified Parties to indemnification pursuant to Section 10.2 will not be affected by any investigation conducted or knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing, with respect to any accuracy of any representation or warranty, or performance of or compliance with any covenant or agreement herein.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(f) Each of the Company and each Securityholder acknowledges and agrees that none of the limitations on remedy and recovery set forth in this ARTICLE 10 (including with respect to caps, baskets and survival) shall apply (i) with respect to the Company, to any claim or cause of action by any Buyer Indemnified Party in circumstances constituting common law fraud on the part of the Company or (ii) with respect to a Securityholder, to any claim or cause of action by any Buyer Indemnified Party in circumstances constituting common law fraud or intentional misrepresentation on the part of that Securityholder (but not on the part of any other Securityholder).

(g) For purposes of this Agreement, “Material Claims” means Losses arising out of or relating to (i) any breaches of or inaccuracies in any Fundamental Representations, (ii) any matter for which indemnification may be sought under Section 10.2(c), Section 10.2(e) and Section 10.2(f), and (iii) with respect to a Securityholder, such Securityholder’s Securityholder Indemnity Events.

(h) With respect to a Third Party Research Indemnification Claim the Company shall be liable for the full amount of such claim, and with respect to Research Indemnification Claim up to the full amount paid to the Company pursuant to this Agreement prior to the Effective Time or termination of this Agreement.

(i) The amount of any Losses for which indemnification is provided under this ARTICLE 10 shall be net of any amounts actually recovered by the Indemnified Party under insurance policies with respect to such Losses (net of the present value of any increase in premiums actually imposed by the applicable insurance carrier as a result of the occurrence of the Loss and all costs and expenses incurred in recovering such insurance proceeds with respect to such Loss).

(j) Notwithstanding anything in this Agreement to the contrary, with respect to each Securityholder in no event shall the aggregate amount of all Losses of all Buyer Indemnified Parties exceed the portion of the Merger Consideration actually paid or payable (pursuant to the rights of set-off under Section 10.8) to such Securityholder.

Section 10.5. Notice of Loss; Third Party Claims.

(a) A claim for indemnification for any matter not involving a Third Party Claim may be asserted by written notice to the Party from whom indemnification is sought. Such notice shall include the facts constituting the basis for such claim for indemnification, the sections of this Agreement upon which such claim for indemnification is then based and an estimate, if possible, of the amount of Losses suffered or reasonably expected to be suffered by the Indemnified Party. The Indemnifying Party shall have a period of thirty (30) days following receipt of such written notice to accept or dispute such claim for indemnification by delivering a written response to the Indemnified Party. If the Indemnifying Party fails to respond to the Indemnified Party within such thirty (30) day period, the Indemnifying Party shall be deemed to accept such claim for indemnification.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b) In the event that any Action shall be instituted or asserted by any Third Party in respect of which payment may be sought under Section 10.2 or Section 10.3 hereof (regardless of the limitations set forth in Section 10.4) (each, a “Third Party Claim”), the Indemnified Party shall promptly cause written notice of the assertion of any Third Party Claim of which it has knowledge which is covered by this indemnity to be forwarded to the Indemnifying Party. The failure of the Indemnified Party to give reasonably prompt notice of any Third Party Claim shall not release, waive or otherwise affect the Indemnifying Party’s obligations with respect thereto except to the extent that the Indemnifying Party is actually prejudiced as a result of such failure. The Indemnifying Party shall have the right, at its sole option and expense, to be represented by counsel reasonably acceptable to the Indemnified Party and to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified by it hereunder; provided, however, that the Indemnifying Party may not assume control of defense to a Third Party Claim after the Closing (i) involving criminal liability of the Company or in which equitable relief other than monetary damages is sought against the Company, (ii) involving a purported class action, (iii) if the Indemnifying Party has not notified the Indemnified Party in writing that it will be liable to indemnify the Indemnified Party with respect to all Losses relating to such Third Party Claim subject to the limitations of Section 10.4, (iv) if the Third Party Claim relates to any Taxes or to the Company Intellectual Property or (v) involving a Third Party Claim in which the reasonably expected Losses could be materially in excess of the Indemnifying Party’s obligations hereunder. If the Indemnifying Party elects to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified by it hereunder, it shall within thirty (30) days (or sooner, if the nature of the Third Party Claim so requires) notify the Indemnified Party of its intent to do so. If the Indemnifying Party elects not to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified against hereunder, or is not permitted to assume the defense of a Third Party Claim pursuant to the proviso to the third sentence of this Section 10.5(b), the Indemnified Party may defend against, negotiate, settle or otherwise deal with such Third Party Claim, subject to the provisions below. If the Indemnifying Party shall assume the defense of any Third Party Claim pursuant to the terms of this Agreement, the Indemnified Party may participate, at his, her or its own expense, in the defense of such Third Party Claim; provided, however, that such Indemnified Party shall be entitled to participate in any such defense with separate counsel at the expense of the Indemnifying Party if (A) so requested by the Indemnifying Party to participate or (B) in the reasonable opinion of outside counsel to the Indemnified Party a conflict or potential conflict exists between the Indemnified Party and the Indemnifying Party that would make such separate representation advisable; and provided, further, that the Indemnifying Party shall not be required to pay for more than one such counsel (plus any appropriate local counsel) for all Indemnified Parties in connection with any Third Party Claim. The Parties hereto agree to reasonably cooperate with each other in connection with the defense, negotiation or settlement of any such Third Party Claim. Notwithstanding anything in this Section 10.5(b) to the contrary and with the exception of Third Party Claims related to any Taxes, the Indemnifying Party shall not, without the written consent of the Indemnified Party, settle or compromise any Third Party Claim or permit a default or consent to entry of any Judgment unless (1) the claimant provides to the Indemnified Party an unqualified release of the Indemnified Parties from all liability in respect of such Third Party Claim, (2) such settlement does not involve any injunctive relief binding upon the Indemnified Party or any of its Affiliates, (3) such settlement does not encumber any of the material assets of any Indemnified Party or impose any restriction or condition that would apply to or materially affect any Indemnified Party or the conduct of any Indemnified Party’s business and (4) such settlement does not involve any admission of liability or wrongdoing by any Indemnified Party or any of its Affiliates.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(c) In the event that the Indemnified Party conducts the defense of the Third Party Claim pursuant to this Section 10.5, the Indemnifying Party shall be entitled to participate fully in any such defense with separate counsel at its expense. The Parties hereto agree to reasonably cooperate with each other in connection with the defense, negotiation or settlement of any such Third Party Claim. The Indemnifying Party will (i) advance the Indemnified Party promptly and periodically for the reasonable costs of defending against the Third Party Claim (including reasonable attorneys’ fees and expenses) and (ii) remain responsible for any and all other Losses that the Indemnified Party may incur or suffer resulting from, arising out of, relating to, in the nature of or caused by the Third Party Claim to the fullest extent provided in this ARTICLE 10. Notwithstanding anything in this Section 10.5 to the contrary and with the exception of Third Party Claims related to any Taxes, the Indemnified Party shall not, without the written consent of the Indemnifying Party, settle or compromise any Third Party Claim or permit a default or consent to entry of any Judgment unless (1) the claimant provides to Indemnifying Party an unqualified release of the Indemnifying Parties from all liability in respect of such Third Party Claim, (2) such settlement does not involve any injunctive relief binding upon the Indemnifying Party or any of its Affiliates and (3) such settlement does not involve any admission of liability or wrongdoing by any Indemnifying Party or any of its Affiliates.

Section 10.6. Tax Treatment. To the extent permitted by Law, the Buyer the Company and the Securityholders agree to treat all payments made under this ARTICLE 10, under any other indemnity provision contained in this Agreement, and for any misrepresentations or breach of warranties or covenants, as adjustments to the Merger Consideration or consideration paid for the Option, as the case may be, for all Tax purposes.

Section 10.7. Remedies. From and after the Closing, except as specifically provided herein, the sole and exclusive remedy of any Indemnified Party for any breach or failure to be true and correct, or alleged breach or failure to be true and correct, of any representation or warranty in this Agreement, or any breach or violation of any covenant in this Agreement to be performed prior to the Closing, shall be indemnification in accordance with this ARTICLE 10. Notwithstanding the foregoing, this Section 10.7 shall not operate to limit the rights of the Parties to seek equitable remedies (including specific performance or injunctive relief) for a Party’s breach or violation of any covenant in this Agreement or, in the case of a Party’s failure to comply with its indemnification obligations hereunder, any remedies available to it under applicable Law.

Section 10.8. Set-Off. In addition to equitable remedies set forth in Section 10.7, Buyer may set off, deduct or retain any amount due to Buyer in respect of any claim for indemnification against any of the Securityholders pursuant to this Agreement against any Contingent Payment and any Earned Royalty Payment; provided, however, Buyer may set off, deduct or retain only that amount equal to the actual Losses incurred and claimed in a pending claim for indemnification against any of the Securityholders pursuant to this Agreement. If it is determined that Buyer is not entitled to indemnification for such Losses, within thirty (30) days of such determination, Buyer will pay such amount to the Paying Agent for distribution to the Securityholders.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 10.9. No Right of Contribution. No Securityholder shall have any right of contribution against the Company or the Surviving Corporation with respect to any breach by the Company of any of its representations, warranties, covenants or agreements.

Section 10.10. No Circular Recovery. Each Securityholder hereby agrees that it will not make any claim for indemnification against Buyer, the Surviving Corporation or the Company by reason of the fact that such Securityholder was a controlling Person, director, employee or Representative of the Company or the Surviving Corporation or was serving as such for another Person at the request of Buyer or the Company (whether such claim is for Losses of any kind or otherwise and whether such claim is pursuant to any statute, organizational document, contractual obligation or otherwise) with respect to any claim brought by an Indemnified Party against any Securityholder relating to this Agreement or any of the transactions contemplated hereby. With respect to any claim brought by an Indemnified Party against any Securityholder relating to this Agreement and any of the transactions contemplated hereby, each Securityholder expressly waives any right of subrogation, contribution, advancement, indemnification or other claim against the Company with respect to any amounts owed by such Securityholder pursuant to this ARTICLE 10.

ARTICLE 11

TERMINATION

Section 11.1. Termination.

(a) This Agreement may be terminated, and the Merger contemplated hereby may be abandoned, at any time prior to the Effective Time:

(i) by the Company, if any order, injunction or decree having the effect referred to in Section 4.1(b) is in effect and has become final and nonappealable;

(ii) by the Company if (A) Buyer does not deliver the Exercise Notice by the Option Exercise Deadline, (B) Buyer does not deliver the Closing Notice prior to the expiration of the Exercise Withdrawal Period or (C) if the Closing Date does not occur within twenty (20) days after the latest to occur of (1) the Option Exercise Deadline, (2) the termination of the waiting period (and any extension thereof) applicable to the Merger under the HSR Act, if any, and (3) the date on which any order, injunction or decree having the effect referred to in Section 4.1(b) is no longer in effect (provided, however, that the Company’s termination rights in clauses (1), (2) and (3) shall be subject to the Company having satisfied Buyer’s conditions to Closing set forth in Section 4.2);

(iii) (A) by Buyer if the Company has materially breached any material covenant contained in this Agreement or (B) by the Company if Buyer has materially breached any material covenant contained in this Agreement, in each case, provided,, that the Party not in default has given to the Party in default notice specifying the nature of the default, requiring it to cure such default and stating its intention to terminate if such default is not cured. If such default is not cured within ninety (90) days after the receipt of such notice or, if not capable of cure within such 90-day period, a reasonable plan to cure such default has not been put in place within such 90-day period and the Party in

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

default has not continued to diligently cure such default in accordance with such plan, the Party not in default shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, and in addition to any other remedies available to it by law or in equity, to terminate this Agreement; provided, that any right to terminate under this Section 11.1(a)(iii) shall be stayed in the event that, during such cure period, the Party alleged to have been in default shall have initiated dispute resolution in good faith in accordance with Section 12.5 with respect to the alleged default, which stay shall last so long as the initiating Party diligently and in good faith cooperates in the prompt resolution of such dispute resolution proceedings.

(iv) by Buyer, at any time for any reason, upon ninety (90) days written notice to the Company; provided, however, that Buyer may terminate this Agreement immediately and at any time upon written notice to the Company if the IND Package has not been delivered within forty-eight (48) months of the Initial Payment Date.

(b) This Agreement shall automatically terminate (i) in accordance with Section 2.1(b) if the Initial Payment Date does not occur by December 31, 2015, unless Buyer agrees in writing to an extension or (ii) in accordance with Section 2.1(b) if the Buyer has not paid the Company the Initial Payment on the Initial Payment Date, unless Company agrees in writing to an extension.

Section 11.2. Effect of Termination. If this Agreement is terminated and the Merger and the other transactions contemplated hereby are abandoned as described in this ARTICLE 11, this Agreement shall become void and of no further force or effect, except for the provisions of Section 7.11, Section 7.12, Section 7.13, Section 8.2, Section 8.4, Section 9.7(a), ARTICLE 10 as it relates to a Research Indemnification Claim or a Third Party Research Indemnification Claim, this Section 11.2 and ARTICLE 12; provided, that nothing in this Section 11.2 shall be deemed to release any Party from any liability for any breach by such Party of the terms and provisions of this Agreement or to impair the right of any Party to compel specific performance by the other Party of its respective obligations under this Agreement.

ARTICLE 12

MISCELLANEOUS

Section 12.1. Notices. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be by facsimile, courier services or personal delivery to the following addresses, or to such other addresses as shall be designated from time to time by a Party in accordance with this Section 12.1:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(a) if to Buyer or Merger Sub:

AbbVie S.à.r.l.

26, Boulevard Royal

L-2449 Luxembourg

Grand-Duchy of Luxembourg

Attn: General Manager

Fax: [***]

with copies to:

AbbVie Inc.

1 North Waukegan Road

North Chicago, Illinois 60064

Attn: Executive Vice President, Business Development,

External Affairs and General Counsel

Fax: [***]

Ropes & Gray LLP

Attention: Marc A. Rubenstein

Prudential Tower

800 Boylston Street

Boston, MA 02199

Tel: [***]

Fax: [***]

(b) if to the Company:

Synlogic IBDCo, Inc.

130 Brookline Street, #201

Cambridge, MA 02139

Attn: President

Tel: (617) 401-9975

with copies to:

Synlogic, Inc.

130 Brookline Street, #201

Cambridge, MA 02139

Attn: President

Tel: (617) 401-9975

Mintz Levin

Attention: Lewis J. Geffen

One Financial Center

Boston, MA 02111

Tel: (617) 348-1834

Fax: (617) 542-2241

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

All notices and communications under this Agreement shall be deemed to have been duly given (a) when delivered by hand, if personally delivered, (b) upon receipt when delivered by a courier (such date of receipt being evidenced by the courier’s service records) or (c) when sent, if sent by facsimile, with an acknowledgment of successful receipt being produced by the sending facsimile machine.

Section 12.2. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the Parties without the prior written consent of the other Parties, except that (a) prior to the Closing or termination of this Agreement, Buyer, Synlogic, Parent and Merger Sub may each assign, in their sole discretion, any or all of their rights, interests and obligations under this Agreement to any Affiliate or to a Third Party acquiror of all or substantially all of the business of such Person, and (b) following the Closing, if any, (i) Buyer, Synlogic and Parent may each assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any Affiliate or to a Third Party acquiror of all or substantially all of the business of such Person, provided, that, in the case of (a) and (b) Buyer, Synlogic or Parent, as the case may be, remains liable for such Affiliate’s performance of all of its obligations under this Agreement and (ii) Securityholders may assign their rights to receive Merger Consideration in accordance with Section 2.10(h), subject to Buyer’s rights to indemnification under ARTICLE 10. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the Parties hereto and their respective successors and assigns.

Section 12.3. Change of Control.

(a) Prior to the Closing or termination of this Agreement, the Parent and Synlogic shall give written notice to Buyer at least fifteen (15) Business Days prior to the consummation of any Change of Control.

(b) In the event a Change of Control of the Parent or Synlogic is consummated prior to the Closing or termination of this Agreement, then Buyer shall have the right, in its sole and absolute discretion, by written notice delivered to Buyer (or its successor) at any time during the one hundred eighty (180) days following the written notice contemplated by Section 12.3(a), to (i) terminate any or all provisions of this Agreement to the extent providing for any delivery by Buyer to the Company of information or data relating to activities contemplated by ARTICLE 9 of this Agreement, (ii) disband the JRC and terminate the activities of the JRC and/or (c) require the Company, Parent or Synlogic, and any successor following the Change of Control to adopt reasonable procedures to be agreed upon in writing to prevent disclosure of Confidential Information of Buyer or Company to any Person employed by or performing activities on behalf of Company or any Affiliate who is not performing activities under this Agreement.

Section 12.4. Consents and Approvals. For any matter under this Agreement requiring the consent or approval of any Party to be valid and binding on the Parties hereto, such consent or approval must be in writing.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 12.5. Dispute Resolution. Except for disputes resolved by the procedures set forth in Section 2.10, Section 2.12 and ARTICLE 9, if a dispute arises between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith (a “Dispute”), it shall be resolved pursuant to this Section 12.5.

(a) General. Any Dispute shall first be referred to the respective senior executives of the Parties (or their designees), who shall confer in good faith on the resolution of the issue. Any final decision mutually agreed to by the senior executives shall be conclusive and binding on the Parties. If the senior executives are not able to agree on the resolution of any such issue within thirty (30) days (or such other period of time as mutually agreed by the senior executives) after such issue was first referred to them, then either Party that desires further resolution of such issues shall, by written notice to the other Party, elect to initiate an alternative dispute resolution (“ADR”) proceeding pursuant to the procedures set forth in Section 12.5(b) for purposes of having the matter settled.

(b) ADR. Any ADR proceeding under this Agreement shall take place pursuant to the procedures set forth in Schedule 12.5.

(c) Adverse Ruling. Any determination pursuant to this Section 12.5 that a Party is in material breach of its material obligations hereunder shall specify a (nonexclusive) set of actions to be taken to cure such material breach, if feasible.

(d) Interim Relief and Tolling. Notwithstanding anything herein to the contrary, nothing in this Section 12.5 shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute pending an ADR proceeding or resolution as set forth in this Section 12.5, if necessary to protect the interests of such Party. The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Any suit, Action or other proceeding under this Section 12.5(d) shall be brought exclusively in a court of competent jurisdiction, federal or state, located in the State of Delaware, and in no other jurisdiction. Each Party hereby consents to personal jurisdiction and venue in, and agrees to service of process issued or authorized by, such court.

(e) WAIVER OF JURY TRIAL. EACH PARTY, TO THE EXTENT PERMITTED BY LAW, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS IT CONTEMPLATES. THIS WAIVER APPLIES TO ANY ACTION OR LEGAL PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE.

Section 12.6. Amendment and Waiver.

(a) No failure or delay on the part of any Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Except as expressly set forth in ARTICLE 10, the remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any Party at Law, in equity or otherwise.

(b) Except as otherwise specifically set forth in this Agreement, this Agreement may be amended by the Parties at any time, whether before or after the Shareholder Approval has been obtained; provided, however, that, after the Shareholder Approval has been obtained, there shall be made no amendment that by Law requires further approval by shareholders of either Party, without the further approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

(c) Except as otherwise specifically set forth in this Agreement, any amendment, supplement or modification of or to any provision of this Agreement and any waiver of any provision of this Agreement shall be effective (i) only if it is made or given in writing and signed by Buyer, Parent and the Company or, in the case of a waiver, by the Party granting the waiver and (ii) only in the specific instance and for the specific purpose for which made or given.

Section 12.7. Entire Agreement. This Agreement together with its schedules (including the Disclosure Schedules) and exhibits and all ancillary agreements, documents or instruments to be delivered in connection herewith and therewith, contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and thereof and supersede all prior discussions, negotiations, commitments, agreements and understandings, both written and oral, relating to such subject matter.

Section 12.8. No Third-Party Beneficiaries. Except as otherwise provided in this Agreement (including Section 7.7), this Agreement is for the sole benefit of the Parties and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the Parties and such successors and assigns, any legal or equitable rights hereunder; except that following the Closing, if any, (a) ARTICLE 2 is intended to benefit the Securityholders and (b) ARTICLE 10 is intended to benefit the Buyer Indemnified Parties and the Securityholder Indemnified Parties. No covenant or other undertakings in this Agreement shall constitute an amendment to any program, policy or arrangement, and any covenant or undertaking that suggests that a program, policy or arrangement will be amended shall be effective only upon the adoption of a written amendment in accordance with the amendment procedures of such program, policy or arrangement.

Section 12.9. No Partnership. This Agreement shall not constitute or give rise to an employer-employee, agency, partnership or joint venture relationship among the Parties (or any Securityholders), and each Party’s (and each Securityholder’s) performance hereunder is that of a separate, independent entity. The Parties (and each Securityholder) shall not take any Tax position inconsistent with the foregoing sentence.

Section 12.10. Counterparts. This Agreement may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement may be executed by facsimile, pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were the original signatures.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Section 12.11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the substantive Law of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflict of laws thereof.

Section 12.12. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. The Parties shall use all reasonable efforts to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the greatest extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

Section 12.13. English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

ABBVIE S.À R.L.

By:	/s/ Sophie Morlet
Name: SOPHIE MORLET
Title: CATEGORY A MANAGER

SUFFOLK MERGER SUB, INC.

By:	/s/ William J. Chase
Name: William J. Chase
Title: President

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

SYNLOGIC IBDCO, INC.

By:	/s/ Jose-Carlos Gutierrez-Ramos
Name: Jose-Carlos Gutierrez-Ramos
Title: President and Chief Executive Officer

SYNLOGIC, LLC

By:	/s/ Alison Silva
Name: Alison Silva
Title: Chief Operating Officer

SYNLOGIC, INC.

By:	/s/ Andrew Littlehale
Name: Andrew Littlehale
Title: Secretary

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

FOUNDERS:

/s/ Mark Boshar
MARK BOSHAR

/s/ Dean Falb
DEAN FALB

/s/ Jose-Carlos Gutierrez-Ramos
JOSE-CARLOS GUTIERREZ-RAMOS

/s/ Paul Miller
PAUL MILLER

/s/ Alison Silva
ALISON SILVA

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Schedule I

This Schedule I (this “Schedule I”) is made and delivered pursuant to that certain Agreement and Plan of Merger, dated as of July 16, 2015 (the “Agreement”), by and among AbbVie S.à.r.l., a corporation organized under the laws of Luxembourg (“Buyer”), Suffolk Merger Sub, Inc., a Delaware corporation, Synlogic IBDCO, Inc., a Delaware corporation (the “Company”), Synlogic, LLC, a Delaware limited liability company (“Parent”), Synlogic, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Synlogic”), and the Founders. Unless otherwise noted herein, any capitalized term used in this Schedule I shall have the meaning assigned to such term in the Agreement.

• the name and address of each Securityholder:	Synlogic LLC 130 Brookline Street, Suite 201 Cambridge, MA 02139
• the number of shares of each class or series of Company Capital Stock held by each Securityholder:	1,000 shares of Common Stock
• the respective portion of the Closing Payment payable to each Securityholder:	100%
• the respective portion of each Contingent Payment, if any, that becomes due and payable in accordance with Section 2.10, that is allocated to each Securityholder in accordance with the terms of this Agreement:	100%
• each Securityholder’s Pro Rata Percentage.	100%

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Schedule 1.197

Synlogic Core Intellectual Property

Patents:

Intellectual Property owned by Synlogic

USSN	Title	Inventors	Filing Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Intellectual Property licensed by Synlogic

[***] Docket No.	USSN/ Patent No.	Title	Inventors	Filed/ Issued
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	[***]	[***]	[***]	[***]

(Foreign)

[***] Docket No.	Country	PCT / Patent No.	Title	Inventors	Filed/ Issued
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Know-How:

•	[***].

•	[***].

•	[***].

•	[***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Schedule 9.8

Resolution of Research Disputes

1.	If a Party refers a disagreement for resolution pursuant to this Schedule 9.8, the disagreement will be [***].

2.	[***].

3.	[***] will be directed to (i) promptly [***] and (ii) reach a resolution to the disagreement [***].

4.	[***] with respect the disagreement and [***].

5.	The Parties will [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Schedule 12.5

ADR Procedures

Any Dispute referred to ADR under this Agreement shall be resolved as follows:

1.	To begin an ADR proceeding, a Party shall provide written notice to the other Party of the Dispute to be resolved by ADR. Within [***] after its receipt of such notice, the other Party may, by written notice to the Party initiating the arbitration[***].

2.	Within [***] following the initiation of the ADR proceeding, the Parties shall select [***] the “Neutral”). [***].

3.	No earlier than [***] or later than [***] after selection, the Neutral shall [***]. The ADR proceeding shall take place at a location agreed upon by the Parties. If the Parties cannot agree, the Neutral shall designate a location other than the principal place of business of either Party or any of their Affiliates.

4.	At least [***] prior to [***], each Party shall [***]:

(a)	[***];

(b)	[***];

(c)	[***].

(d)	[***].

Except as expressly set forth in [***].

5.	The [***]:

(a)	Each Party shall [***].

(b)	Each Party shall [***].

(c)	The Party [***].

(d)	Except when [***].

(e)	[***]. As to all other matters, the [***].

6.	Within[***] following completion of [***], each Party may [***].

7.	The Neutral shall [***] following completion of [***].

8.	The Neutral shall be paid a reasonable fee plus expenses. [***]:

(a)	If the Neutral [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b)	If the Neutral [***].

9.	The rulings of the Neutral [***].

10.	Except as provided in paragraph 9 or as required by law[***].

11.	All ADR proceedings shall be [***].

12.	Each Party shall have [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “First Amendment”), is entered into as of December 14, 2015 (the “First Amendment Effective Date”), by and among AbbVie S.à.r.l., a corporation organized under the laws of Luxembourg (“Buyer”), Synlogic IBDCo, Inc., a Delaware corporation (the “Company”) and Synlogic, LLC, a Delaware corporation (the “Parent”).

RECITALS

WHEREAS, BUYER, COMPANY, PARENT, SUFFOLK MERGER SUB, INC., A DELAWARE CORPORATION (“MERGER SUB”), SYNLOGIC, INC., A WHOLLY-OWNED SUBSIDIARY OF THE PARENT (“SYNLOGIC”), AND CERTAIN INDIVIDUALS (THE “FOUNDERS”) (EACH OF THE FOUNDERS, BUYER, MERGER SUB, COMPANY, PARENT AND SYNLOGIC ARE SOMETIMES REFERRED TO HEREIN INDIVIDUALLY AS A “PARTY,” AND COLLECTIVELY AS THE “PARTIES”), ENTERED INTO AN AGREEMENT AND PLAN OF MERGER, DATED AS OF JULY 16, 2015 (THE “MERGER AGREEMENT”);

WHEREAS, pursuant to Section 12.6(c) of the Merger Agreement, the Merger Agreement may be amended by Buyer, Parent and the Company;

WHEREAS, THE MERGER AGREEMENT CONTEMPLATES THE EXECUTION AND DELIVERY OF THE UNIVERSITY LICENSES PRIOR TO THE CLOSING;

WHEREAS, THE [***] HAS BEEN EXECUTED AND DELIVERED, ON TERMS SATISFACTORY TO BUYER, BY SYNLOGIC AND ALL OTHER PARTIES THERETO (A COPY OF WHICH HAS BEEN RECEIVED BY BUYER), AND THE [***] IS IN FULL FORCE AND EFFECT AS OF THE DATE HEREOF;

WHEREAS, IT IS NOW ANTICIPATED THAT [***] WILL NOT BE EXECUTED AND DELIVERED BY SYNLOGIC PRIOR TO THE CLOSING, AND THE PARTIES THEREFORE DESIRE TO AMEND THE MERGER AGREEMENT TO REFLECT SUCH DELAY.

NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING PREMISES AND THE MUTUAL COVENANTS AND CONDITIONS CONTAINED IN THIS FIRST AMENDMENT, THE PARTIES AGREE AS FOLLOWS:

1.	Schedule 1.197 (Synlogic Core Intellectual Property) of the Merger Agreement is hereby deleted and replaced in its entirety by Schedule 1.197 attached hereto.

2.	Section 2.1(b)(i) in the Merger Agreement is hereby amended and restated as follows:

(i) Receipt by Buyer of evidence reasonably satisfactory to Buyer in its sole discretion that [***] has been executed and delivered, on terms satisfactory to Buyer in its sole discretion, by Synlogic and all other parties thereto, and such License is then in full force and effect;

3.	Section 7.15 is hereby added to the Merger Agreement as follows:

Section 7.15. Pursuit of [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(a)	Synlogic shall, from and after the First Amendment Effective Date, continue to use diligent efforts to enter into the [***] on terms reasonably satisfactory to Buyer in its sole discretion, to the extent Buyer’s consent to the terms of the [***] is not unreasonably withheld.

(b)	In the event that Synlogic fails to enter into the [***] pursuant to Section 7.15(a) [***] and Buyer, in order to manufacture, use or sell a Product is required to obtain a license under a Patent Right (y) owned or controlled by [***] and (z) identified on Schedule 1.197 (Synlogic Core Intellectual Property) of the Merger Agreement prior to the First Amendment Effective Date, which, but for such license, would be infringed by the manufacture, use or sale by Buyer of such Product, Buyer shall be entitled to [***] with respect to Net Sales in the applicable country or other jurisdiction, as further specified in Section 2.10(c) of the Merger Agreement.

4.	Any capitalized term used but not defined in this First Amendment shall have the meaning ascribed to it in the Merger Agreement.

5.	This First Amendment was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this First Amendment. This First Amendment and all disputes arising out of or related to this First Amendment or any breach hereof shall be governed by and construed under the laws of the State of Delaware, USA, without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction.

6.	Where there is any conflict between the terms of this First Amendment and the terms of the Merger Agreement or any other agreement between the Parties (or their respective Affiliates), the terms of this First Amendment shall prevail.

7.	Except as expressly set forth in this First Amendment, all other terms of the Merger Agreement shall apply and remain in full force and effect.

8.	This First Amendment may be executed in one (1) or more counterparts, by original, facsimile or PDF signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this First Amendment transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement s/hall have the same effect as physical delivery of the paper document bearing original signature.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have executed this First Amendment by their duly authorized officers as of the First Amendment Effective Date.

ABBVIE S.À.R.L.		SYNLOGIC, LLC

By:	/s/ SOPHIE MORLET	By:	/s/ JC GUTIERREZ-RAMOS
Name:	SOPHIE MORLET	Name:	JC GUTIERREZ-RAMOS
Title:	CATEGORY A MANAGER	Title:	CEO 12/14/15

SYNLOGIC IBDCO, INC.

By:	/s/ BHARATT CHOWRIRA
Name:	BHARATT CHOWRIRA
Title:	PRESIDENT

[Signature Page to First Amendment]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Schedule 1.197

Synlogic Core Intellectual Property

Patents:

Intellectual Property owned by Synlogic

USSN	Title	Inventors	Filing Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Intellectual Property licensed by Synlogic

[***]Docket No.	Serial No./ Patent No.	Title	Inventors	Filed/ Issued
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Know-How:

•	[***].

•	[***].

•	[***].

•	[***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.